As filed with the SEC on September 25, 2003
Registration No. 33-2440
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [X]
Post-Effective Amendment No. [22]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. [29]
FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I
(Exact name of registrant)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
82 Devonshire Street
Boston, Massachusetts 02109
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
_________________________________________________
MELANIE A. CALZETTI-SPAHR
President
Fidelity Investments Life Insurance Company
82 Devonshire Street, V12A
Boston, Massachusetts 02109
(Name and address of agent for service)
___________________________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1100 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
___________________________________________________________

Individual Variable Annuity Contracts -- The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for the fiscal year ending December 31, 2002, was filed on March 28, 2003.

It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X	on _September 26, 2003, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	Page _ of _
	on , pursuant to paragraph (a) (2) of rule 485	Exhibit Index Appears on Page __

Prospectus

Fidelity Retirement Reserves

Introduction

This prospectus describes a variable annuity contract (the "Contract") offered by Fidelity Investments Life Insurance Company ("Fidelity Investments Life," "we," "us", the "Company", or "FILI"), the life insurance company that is part of the group of financial service companies known as Fidelity Investments. The Contract is designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes.

You may purchase the Contract (1) on a non-qualified basis or (2) on a qualified basis as an Individual Retirement Annuity ("IRA") under Section 408(b) of the Internal Revenue Code of 1986, as amended. You may choose to receive amounts in a single payment or as a series of annuity payments, including payments guaranteed for your lifetime.

Investment Options

You may direct your money to one or more of thirty-eight Subaccounts of Fidelity Investments Variable Annuity Account I (the "Variable Account"). You may also direct part of your money to a fixed-rate investment option funded through our general account (the "Fixed Account").

The variable Subaccounts invest in the portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV (the "Fidelity Funds"). Fidelity Management & Research Company ("FMR") manages each of the Fidelity Funds.

The variable Subaccounts also invest in the portfolios of other portfolios managed by Morgan Stanley Asset Management ("Morgan Stanley"), Pilgrim Baxter & Associates, Ltd. ("PBHG"), Strong Capital Management, Inc. ("Strong"), and Credit Suisse Asset Management, LLC for the Credit Suisse Trust Portfolios ("Credit Suisse"), ("Other Funds").

All portfolios available in this prospectus are collectively known as the "Funds."

We may add additional Subaccounts and portfolios in the future. We credit interest on amounts allocated to the Fixed Account at specified interest rates that vary from time to time.

Legal Information

This prospectus provides information that a prospective investor should know before investing. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated September 26, 2003. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling Fidelity Investments Life at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page <Click Here>.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Money Market Investment Option or the prospectuses for all the investment options available in the Contract.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL FIDELITY INVESTMENTS:

Nationally	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	1-800-544-2442

Date: September 26, 2003

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Prospectus Contents

Glossary	<Click Here>
Summary of the Contract	<Click Here>
Facts About FILI, the Variable Account and the Funds
Fidelity Investments Life	<Click Here>
The Variable Account	<Click Here>
The Funds	<Click Here>
Facts about the Contract
Purchase of a Contract	<Click Here>
Free Look Privilege	<Click Here>
Investment Allocation of Your Purchase Payments	<Click Here>
Trading Among Variable Subaccounts	<Click Here>
Accumulation Units	<Click Here>
Withdrawals	<Click Here>
Signature Guarantee	<Click Here>
Charges	<Click Here>
Certain Portfolios Impose A Short-Term Redemption Fee	<Click Here>
Death Benefit	<Click Here>
Required Distributions Upon Death	<Click Here>
Annuity Date	<Click Here>
Selection of Annuity Income Options	<Click Here>
Fixed, Variable, or Combination Annuity Income Options	<Click Here>
Types of Annuity Income Options	<Click Here>
Reports to Owners	<Click Here>
The Fixed Account
The Fixed Account	<Click Here>
More About the Contract
Tax Considerations	<Click Here>
Other Contract Provisions	<Click Here>
Selling the Contracts	<Click Here>
Automatic Deduction Plan	<Click Here>
Special Provisions Applicable to Sales Under Sponsored Arrangements	<Click Here>
Dollar Cost Averaging	<Click Here>
Automatic Rebalancing	<Click Here>
Postponement of Payment	<Click Here>
More About the Variable Account and the Funds
Changes in Investment Options	<Click Here>
Total Return for a Subaccount	<Click Here>
Voting Rights	<Click Here>
Resolving Material Conflicts	<Click Here>
Performance	<Click Here>
Litigation	<Click Here>
Appendix A: Accumulation Unit Values	<Click Here>
Table of Contents of the Statement of Additional Information	<Click Here>

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Glossary

Accumulation Unit - A unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

Annuitant - The person designated by the Contract Owner, upon whose life annuity payments are based.

Annuity Contract or Contract - A Contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Annuity Date.

Annuity Date - The date when annuity payments begin.

Annuity Unit - A unit of measure used after the Annuity Date to calculate the amount of variable annuity payments.

Beneficiary or Beneficiaries - The person or persons who receive the proceeds in the event of the death of all the Owners or the Annuitant.

Cash Surrender Value - The amount payable to you upon surrender of the Contract prior to the Annuity Date during the Annuitant's lifetime, before the deduction of any taxes.

Code - The Internal Revenue Code of 1986, as amended.

Contract Anniversary - The same day and month as the Contract Date in each later year.

Contract Date - The date your Contract becomes effective. It will be stated in your Contract.

Contract Owner(s) or You - The person or persons who have the ownership rights and privileges of the Contract. Two people may purchase a Contract only if they are spouses.

Contract Value - The total amount attributable to your Contract at any time prior to the Annuity Date, representing amounts in the Subaccounts and the Fixed Account.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - Amount payable to the Beneficiary or Beneficiaries upon the death of the Annuitant before the Annuity Date.

Fixed Account - A fixed-rate investment option funded through Fidelity Investments Life's general account. Fidelity Investments Life credits interest to the amount allocated to the Fixed Account at a rate declared periodically in advance. The Fixed Account may also be referred to as the "Guaranteed Account."

Investment Options - The Subaccounts.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections 408(a) and (b), respectively, of the Code. When used to refer to a Qualified Contract described herein, it means a Contract that qualifies as an Individual Retirement Annuity as defined in Section 408(b) of the Code.

Non-qualified Contract - A Contract other than a Qualified Contract.

Qualified Contract - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code.

Subaccount - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in this prospectus.

Total Return - Used to measure the investment performance of a Subaccount from one Valuation Period to the next.

Trading Among Variable Subaccounts - Transfers of amounts among the variable investment options.

Valuation Period - The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next determination of such values. Such determinations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

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Summary of the Contract

Purpose

  This variable annuity Contract allows you, the Owner(s), to accumulate funds on a tax-deferred basis by investing in one or more variable Subaccounts.
  The Contract also permits the Annuitant to receive annuity income payments commencing on the Annuity Date, a date the Owner selects. The Owner designates the Annuitant, the person upon whose life annuity payments are based. The Annuitant may be an Owner or someone else.
  There is no assurance that values invested in the Subaccounts will increase. As the Contract Owner(s), you bear the investment risk with respect to those values.
  The Contract also allows you to allocate funds to a fixed-rate investment option funded through our general account (the "Fixed Account"). The Fixed Account may also be referred to as the "Guaranteed Account." We guarantee that amounts allocated to the Fixed Account will earn interest at declared rates.
  We designed the Contract to provide income for retirement or to meet other long-term goals. You may purchase the Contract as follows:

(1) on a non-qualified basis;

(2) on a qualified basis as an Individual Retirement Annuity ("IRA") under Section 408(b) of the Code in connection with the "rollover" of contributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan or an IRA; or

(3) by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life).

Non-qualified Contract

We require an initial minimum of $2,500 to purchase a Non-qualified Contract. Each addition must be at least $250 and the Annuitant must still be living. We may reduce these minimums for individuals under certain sponsored arrangements or for automatic deduction plans.

Qualified Contract

We require an initial minimum of $10,000 to purchase a Qualified Contract. You may make additional rollover contributions to a Qualified Contract as long as each addition is at least $2,500. You may also make additions to a Contract before annuity payments begin (the "Annuity Date"). Some Contracts may have lower minimums.

Investment Options

Your may direct your money to the Subaccounts of the Variable Account and/or to the Fixed Account. See Investment Allocation of Your Purchase Payments on page <Click Here>.

There are currently thirty-eight variable Subaccounts available as investment options.

  Five Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.
  Five Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.
  Six Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, Growth Opportunities Portfolio, Mid Cap Portfolio, Dynamic Capital Appreciation Portfolio, and Value Strategies Portfolio.
  Eight Subaccounts invest in shares of one of the portfolios of Fidelity Variable Insurance Products Fund IV. The Variable Insurance Products Fund IV currently offers Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, Telecommunications & Utilities Growth Portfolio, and Real Estate Portfolio.
  The remaining Subaccounts invest in shares of one of the portfolios of Morgan Stanley, PBHG, Strong, or Credit Suisse.

Fidelity Investments Life credits interest on amounts allocated to the Fixed Account at interest rates that vary from time to time.

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Withdrawals

You may withdraw all or part of your Contract's Cash Surrender Value before the Annuity Date and while the Annuitant is still living. The Cash Surrender Value of your Contract is the amount payable before the deduction of taxes if you surrender your Contract.

The maximum partial withdrawal is one that would reduce your Contract Value to $2,500. Certain withdrawals may be subject to a federal penalty tax as well as federal income tax. See Tax Considerations on page <Click Here>.

Annuity Income Options

You may select from a number of annuity income options, including annuity income payments for the life of the Annuitant, with or without a guaranteed number of payments. See Types of Annuity Income Options on page <Click Here>. You may choose any of these annuity income options to be paid on (1) a fixed basis, (2) a variable basis, or (3) a combination of both. See Fixed, Variable, or Combination Annuity Income Options on page <Click Here>.

  If you elect a fixed income, your Contract's participation in the investment experience of the Variable Account will cease when the annuity income payments begin.
  If you elect a variable income, annuity income payments will vary in accordance with the investment experience of the Subaccounts you select during the payout period.
  If you elect a combination of fixed and variable income, a portion of your income payment will be fixed, and a portion will vary in accordance with the investment performance of the selected Subaccounts.

On the Annuity Date, the Annuitant becomes the Owner of the Contract.

Death Benefit

In the event that the Annuitant dies prior to the Annuity Date, we will pay a Death Benefit to the Beneficiary you select. See Death Benefit on page <Click Here>. In the event that an Owner dies before the entire value of the Contract is distributed, the remaining value of the Contract must be distributed according to certain specified rules in order for the Contract to qualify as an annuity for tax purposes. See Required Distributions Upon Death on page <Click Here>.

Charges

We assess the following charges.

(1) Annual Maintenance Charge. This charge is currently set at $30 per year and is guaranteed not to exceed $50 per year.

  Before the Annuity Date, we deduct this charge from your Contract Value.
  After the Annuity Date, we currently waive this charge, but we reserve the right to deduct it from each annuity income payment on a pro rata basis.
  We currently waive this annual charge if total purchase payments less any withdrawals equal at least $25,000. In addition, we will waive this charge for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity. The criteria for waiving the charge does not use balances or values from other contracts or accounts you may own with FILI or Fidelity Investments.

(2) Daily Administrative Charge. We also make a daily charge (equivalent to an effective annual rate of 0.05%) against the assets of each variable Subaccount for administrative expenses.

(3) Mortality and Expense Risk Charge. We assess a daily asset charge (equivalent to an effective annual rate of 0.75%) for mortality and expense risks. These daily asset charges are not assessed against amounts allocated to the Fixed Account.

(4) Premium Taxes. Our current practice is generally to deduct any applicable premium taxes from your Contract Value on the Annuity Date or upon payment of proceeds. However, we may make a deduction for taxes required by any state upon receipt of your payments for Contracts issued for delivery in that jurisdiction. We reserve the right to deduct premium taxes when we incur such taxes. See Charges on page <Click Here>.

(5) Funds' Expenses. The portfolios in the Funds pay monthly management fees and other expenses. See the prospectuses for the Funds for discussions of expenses.

For further information see Charges on page <Click Here>.

Free Look Privilege

In most cases, the portion of your Purchase Payment allocated to the variable account will be placed in the Money Market Investment Option during the free look period. In some instances, your Purchase Payment may be placed in the Money Market Investment Option for only part of the free look period. See Free Look Privilege on page <Click Here>.

You may return the Contract for a refund during the free look period. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

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Important

This summary provides only an overview of the more significant aspects of the Contract. More detailed information is provided in the subsequent sections of this prospectus and in your Contract. The Contract constitutes the entire agreement between you and us and should be retained.

Following are the various investment options available to you under the Contract.

FIDELITY RETIREMENT RESERVES

Guaranteed Account	Company	Variable Account
Guaranteed Interest	Fidelity	Asset ManagerSM Portfolio
Money Market Portfolio
Investment Grade Bond Portfolio
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Overseas Portfolio
Index 500 Portfolio
Asset Manager: Growth® Portfolio
Contrafund® Portfolio
Growth Opportunities Portfolio
Balanced Portfolio
Growth & Income Portfolio
Mid Cap Portfolio
		Dynamic Capital Appreciation Portfolio
		Value Strategies Portfolio
		Real Estate Portfolio
Consumer Industries Portfolio
Cyclical Industries Portfolio
Financial Services Portfolio
Health Care Portfolio
Natural Resources Portfolio
Technology
Telecommunications & Utilities Growth Portfolio
	Morgan Stanley	Emerging Markets Debt Portfolio
Emerging Markets Equity Portfolio
Global Value Equity Portfolio
International Magnum Portfolio
	PBHG	Select 20 Portfolio
Growth II Portfolio
Select Value Portfolio
Small Cap PortfolioA
Technology & Communications Portfolio
	Strong	Mid Cap Growth Fund II Portfolio
Opportunity Fund II Portfolio
	Credit Suisse	International Focus Portfolio
Global Post-Venture Capital Portfolio
Small Cap Growth Portfolio

A Formerly known as PBHG Small Cap Value Portfolio.

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FEE TABLE

The following tables describe the fees and expenses that you will pay while owning the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses	Current Charge	Maximum Charge
Sales Load Imposed on Purchases (as a percentage of purchase payments)		None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered, as applicable)		None
Surrender Fees (as a percentage of amount surrendered, if applicable)		None
Exchange Fee	None	$ 15.00A

A Although we do not intend to charge for exchanges, we reserve the right to charge no more than $15 for each transfer in excess of 6 per Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Fund fees and expenses.

	Current Charge	Maximum Charge
Annual Contract Fee	$30.00A	$50.00
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.75%	0.75%
Account Fees and Expenses	0.05%	0.25%B
Total Separate Account Annual Expenses	0.80%	1.00%

A We deduct an annual maintenance charge of $30 from your Contract Value. We currently waive this annual charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000. Although we do not now intend to charge more than $30 per year, we reserve the right to increase this annual charge up to $50 if warranted by the expenses we incur.

B Although we do not intend to deduct more than 0.05% per year, we reserve the right to increase this annual rate to 0.25%.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.29%	2.94%

Some Funds impose a 1% short-term redemption fee on interests held in the corresponding Investment Option for less than 60 days. The fee applies both to amounts withdrawn from the Contract and to amounts transferred to another Investment Option. The Funds that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio.

For more details about the fee, please see "Certain Funds Impose a Short-Term Redemption Fee" on page <Click Here>.

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EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. Example 1 assumes maximum contract charges and maximum fees and expenses of any of the Funds. Example 2 assumes current contract charges and maximum fees and expenses of any of the Funds. Because there are no charges upon surrender or annuitization, your costs will be the same for the time periods shown whether you surrender, annuitize or continue to own the contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) Assuming maximum contract charges:

1 year	3 years	5 years	10 years
$ 398	$ 1,207	$ 2,032	$ 4,172

(2) Assuming current contract charges:

1 year	3 years	5 years	10 years
$ 378	$ 1,149	$ 1,939	$ 4,002

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Facts about Fidelity Investments Life,
the Variable Account, and the Funds

FIDELITY INVESTMENTS LIFE

Fidelity Investments Life is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. Fidelity Investments Life is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. Fidelity Investments Life is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. Fidelity Investments Life's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109. Our Annuity Service Center address is P.O. Box 580, Merrimack, New Hampshire, 03054-0580.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Annuity Account I is a separate investment account of Fidelity Investments Life established on July 22, 1987. It is used to support the variable annuity contracts described herein and another form of variable annuity contracts issued by Fidelity Investments Life, and for other purposes permitted by law.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account's financial statements appear in the Statement of Additional Information.

We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Contracts.

There are currently thirty-eight Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Six Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. Eight Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund IV. The other 14 available investment options are offered by four different mutual fund investment advisers.

THE FUNDS

Fidelity:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV. Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III are open-end, diversified management investment companies organized by FMR and each is the type of investment company commonly known as a series mutual fund. Variable Insurance Products Fund IV is also a series mutual fund, but six of its seven portfolios are non-diversified; only its Financial Services Portfolio is diversified.

The investment objectives of the Fidelity Funds are described below. There is, of course, no assurance that any portfolio will meet its investment objective.

VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

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Investor Profile. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index (S&P 500).

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in equity securities.
  Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.
  Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

VIP Growth Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

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  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to more volatile investments than the market as a whole.

VIP Overseas Portfolio seeks long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in non-U.S. securities.
  Normally investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile and Risk:

  Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
  It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments, and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities.

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  Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2002, was the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing at least 80% of assets in common stocks included in the S&P 500.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, and earnings growth.
  Lending securities to earn income for the fund.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

VIP Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

VIP Contrafund Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.

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  Investing in securities of companies whose value it believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.
  Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

VIP Growth Opportunities Portfolio seeks to provide capital growth.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style.

VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

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  Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).
  Investing in domestic and foreign issuers.
  With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.
  Analyzing an issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

VIP Mid Cap Portfolio seeks long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap Index or the Standard & Poor's MidCap 400 Index (S&P MidCap 400)).
  Potentially investing in companies with smaller or larger market capitalizations.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values

Investor Profile. The fund may be appropriate for investors seeking long-term growth of capital through equity securities, including growth or value stocks, or a combination of both.

VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

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VIP Value Strategies Portfolio seeks capital appreciation

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Investing in securities of companies that it believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, or growth potential (stocks of these companies are often called "value" stocks).
  Focusing investments on medium-sized companies, but may also invest substantially in larger or smaller companies.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values

Investor Profile. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

VIP Consumer Industries Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Cyclical Industries Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

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VIP Financial Services Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in providing financial services to consumers and industry.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries.

VIP Health Care Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Natural Resources Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks and in certain precious metals.
  Normally investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

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VIP Real Estate Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in the real estate industry. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Technology Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

VIP Telecommunications & Utilities Growth Portfolio seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies principally engaged in the utilities industry and companies deriving a majority of their revenues from their utility operations.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Investor Profile. The fund may be appropriate for investors seeking capital appreciation through equity securities concentrated in specific industries. This fund is considered non-diversified and could incur significantly greater risk than a diversified fund.

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Morgan Stanley Asset Management

Emerging Markets Debt Portfolio

Objective and Strategy

  The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
  Approach. Using macroeconomic and fundamental analysis, Morgan Stanley Asset Management seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.
  Process. Morgan Stanley Asset Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Asset Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, Morgan Stanley Asset Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including: (1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Asset Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in debt securities of issuers located in emerging market countries.

Emerging Markets Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented Equity Securities of issuers in emerging market countries.
  Approach. Morgan Stanley Asset Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria includes attractive growth characteristics, reasonable valuations and management with strong shareholder value orientation.
  Process. Morgan Stanley Asset Management's global strategists analyze the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Asset Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, Morgan Stanley Asset Management emphasizes thorough macroeconomic and fundamental research. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries.

Global Value Equity Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.
  Approach. Morgan Stanley Asset Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. Morgan Stanley Asset Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.
  Process. Morgan Stanley Asset Management selects securities for investment from a universe of issuers in developed markets. Morgan Stanley Asset Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. Morgan Stanley Asset Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Asset Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities.

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International Magnum Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.
  Approach. Morgan Stanley Asset Management seeks to achieve capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeing to achieve this goal, Morgan Stanley Asset Management uses a combination of strategic geographic asset allocation and fundamental stock selection.
  Process. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the Morgan Stanley Asset Management's Asset Allocation Group, which is made up of several of the Morgan Stanley Asset Management's senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be attractively valued. The regional specialists analyze each company's finances, products, and management, typically meeting with each company's management, before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging markets countries.

PBHG

Select 20 Portfolio

Objective and Strategy

  The Select 20 Portfolio, seeks long-term growth of capital.
  Under normal market conditions, the Portfolio, a non-diversified Fund, will invest at least 80% of its total assets in growth securities (no more than 20 stocks) of large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalization similar to the market capitalizations of the companies in the Russell 1000® Growth Index at the time of the Portfolio's investment. The Adviser expects to focus primarily on these growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Index and those which the Adviser intends to focus the Portfolio's investments will change with market conditions and the composition of the Index.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.
  The Portfolio is non-diversified, which means its performance is dependent upon the securities of a smaller number of companies. As a result, the impact of a single change in value (positive or negative) of a single holding may be magnified.

Growth II Portfolio

Objective and Strategy

  The Portfolio seeks capital appreciation.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of small and medium sized companies that, in the Adviser's opinion, have strong business momentum, earnings growth and capital appreciation potential. These companies will generally have market capitalizations similar to the market capitalizations of the companies in the Russell MidCap Growth Index at the time of the Portfolio's investment. The Adviser expects to focus primarily on those growth securities whose market capitalizations or annual revenues are between $500 million and $10 billion at the time of purchase. The size of the companies in the Russell MidCap Growth Index and those which the Adviser intends to focus the Portfolio's investments will change with market conditions and the composition of the Index.
  The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks, and convertible securities.

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  The Portfolio emphasizes small and medium sized growth companies, so it may be more volatile than the stock market in general, as measured by the S&P 500.

Select Value Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital and income. Current income is a secondary objective.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of no more than 30 large capitalization companies that, in the opinion of the Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Portfolio's investment. The Adviser expects to focus primarily on those value securities whose market capitalizations are over $1 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which the Adviser intends to focus the Portfolio's investments will change with market conditions and the composition of the Index.
  The value securities in the Portfolio are primarily common stocks, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks and convertible securities. The Portfolio holds a limited number of stocks and the impact of the change in value (positive or negative) of a single holding may be magnified.

Small Cap Portfolio (formerly known as PBHG Small Cap Value Portfolio)

Objective and Strategy

  The Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.
  Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities of companies whose market capitalizations are within the range of the Russell 2000® Index. The size of the companies in the Russell 2000 Index will change with market conditions and the composition of the Index.
  The equity securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, but may also include other equity securities such as preferred stocks, warrants and rights to purchase common stocks and convertible securities.
  The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has lower price-to-earnings and price-to-book value ratios than the Russell 2000.
  The Portfolio emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index.

Technology & Communications Portfolio

Objective and Strategy

  The Portfolio, seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.
  Under normal market conditions, the Portfolio, a non-diversified Fund, will invest at least 80% of its total assets in common stocks of companies doing business in the technology and communications sectors of the market. The Portfolio is concentrated which means it will invest 25% of more of its total assets in groups of industries within the sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense and data storage and retrieval, and biotechnology.
  The Portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments.
  The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.
  The Portfolio is non-diversified, which means its performance is dependent on the securities of a smaller number of companies. As a result, the impact of a single holding may be magnified.
  Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations, and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

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Strong

Mid Cap Growth Fund II

Objective and Strategy

  The Portfolio invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation.
  The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap Index at the time of investment.
  The portfolio can invest in futures and options transactions for hedging and risk management purposes.
  The fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach.

Opportunity Fund II

Objective and Strategy

  The Portfolio invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects.
  The managers base the analysis on a company's ´´private market value'' - the price an investor would be willing to pay for the entire company given its management, financial health and growth potential.
  The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value.
  The fund may invest up to 25% of its net assets in foreign securities. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

Credit Suisse

International Focus Portfolio

Objective and Strategy

  The Portfolio seeks long-term capital appreciation by investing in equity securities of companies located or conducting a majority of their business in major foreign markets.
  The Portfolio intends to invest substantially all of its assets in common stocks, warrants, and securities convertible into or exchangeable for common stocks. Under normal market conditions, the Portfolio will invest 80% of net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three foreign countries.
  The Portfolio will implement a "focused" strategy of investing in equity securities of approximately 40 - 60 companies. The Portfolio's 15 largest holdings may account for 40% or more of the Portfolio's assets.
  The Portfolio intends to diversify its investments across a number of foreign countries although at times it may invest a significant part of its assets in a single country.
  The Portfolio may invest up to 15% of its assets in emerging markets.
  In choosing equity securities, the Portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

Risks: The Portfolio's principal risk factors are focus risk, market risk and foreign securities. Because the Portfolio invests internationally, it carries additional risks, including currency, information, and political risks. Also, because of the Portfolio's "focused" strategy, the Portfolio may be subject to greater volatility than a fund that invests in a larger number of issuers.

Global Post-Venture Capital Portfolio

Objective and Strategy

  The Portfolio seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development.
  Under normal market conditions, the Portfolio will invest at least 80% of its total assets plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries. A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture-capital financing, distribution of such company's securities to venture-capital investors, or initial public offering ("IPO"), will have occurred within ten years prior to the Portfolio's purchase of the company's securities.

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  Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

Risks: The Portfolio's principal risk factors are market risk, foreign securities, start-up and other small companies and special situation companies. Because the Portfolio invests internationally, it carries additional risks, including currency, information and political risks. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. Post-venture capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize.

Small Cap Growth Portfolio

Objective and Strategy

  The Portfolio seeks capital growth by investing in equity securities of small U.S. growth companies.
  The Portfolio considers a "small" company to be one whose market capitalization, measured at the time the Portfolio purchases a security of that company, is within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002, the Russell 2000 Index included companies with market capitalizations between $3.79 million and $1.77 billion. Companies that outgrow the definition of small company after the Portfolio has purchased their securities continue to be considered small for purposes of the Portfolio's allocation to small-company equities.
  In seeking to identify growth companies - companies with attractive capital-growth potential - the Portfolio managers often look for (1) companies still in the developmental stage, (2) older companies that appear to be entering a new stage of growth, or (3) companies providing products or services with a high unit-volume growth rate.
  The Portfolio may also invest in securities of emerging-growth companies, small- or medium-sized companies that have passed their start up phase, show positive earnings and offer the potential for accelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

Risk: The Portfolio's principal risk factors are market risk, start-up and other small companies, special-situation companies and non-diversified status. Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the Portfolio's performance if the anticipated benefits of the special situation do not materialize. The Portfolio is non-diversified and may invest a greater proportion of its assets in the securities of a smaller number of issuers. Non-diversification might cause the Portfolio to be more volatile than a diversified portfolio.

Funds' Availability to Separate Accounts

Shares of the Funds may also be sold to a variable life separate account of Fidelity Investments Life and to variable annuity and variable life separate accounts of other insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see Resolving Material Conflicts on page <Click Here>.

The Investment Advisers

Fidelity

The Investment Adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the Investment Advisers Act of 1940. Fidelity Management & Research Company (FMR) is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of February 28, 2003, FMR managed over $664 billion in assets. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to FMR. These fees are part of the Fidelity Funds' expenses. See the prospectuses for the Fidelity Funds for discussions of the Fidelity Funds' expenses. Fidelity Investments Money Management, Inc., a subsidiary of FMR, chooses certain investments for some of the Fidelity Funds. FMR Co., which serves as a sub-adviser for FMR Inc., chooses certain investments for the Fidelity Funds. Foreign affiliates of FMR may help choose investments for some of the Fidelity Funds.

Morgan Stanley Asset Management

The Investment Adviser for The Universal Institutional Funds, Inc. is Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management. Morgan Stanley Asset Management is a wholly-owned subsidiary of Morgan Stanley, which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley Asset Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as investment Adviser to numerous open-end and closed-end investment companies as well as to employee benefit plans, endowment funds, foundations and other institutional investors. Morgan Stanley Asset Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

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PBHG

The Investment Adviser for PBHG Insurance Series Fund is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. As a result of a tender offer and merger, Old Mutual plc ("Old Mutual") became the ultimate parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom. The principal business address of Pilgrim Baxter is 1400 Liberty Ridge Drive, Wayne, PA 19087.

Strong

The Investment Adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.

Credit Suisse

The Investment Adviser for the Credit Suisse Trust is Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional mutual fund and asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse Group, one of the world's leading banks. Credit Suisse Asset Management manages approximately $52.8 billion in the U.S. and $297.4 billion globally.

Important

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

Facts about the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained the necessary approval. The Contracts are available on (1) a non-qualified basis ("Non-qualified Contracts"), and (2) as Individual Retirement Annuities ("IRAs") that qualify for special federal income tax treatment ("Qualified Contracts").

  Generally, you may purchase a Qualified Contract only in connection with a "rollover" of funds from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, Governmental 457(b) plan, or an IRA. To purchase a Qualified Contract you must make a purchase payment of at least $10,000 and complete an application form. There are other restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract. See Tax Considerations on page <Click Here>
  To purchase a Non-Qualified Contract, you must make a purchase payment of at least $2,500 and complete an application form. For a Non-Qualified Contract, the proposed Annuitant must be no older than 80 years old (for Contracts purchased through a 1035 exchange, the Annuitant must be no older than 85 years old).
  Application and Initial Purchase Payments

If we can accept your application and initial purchase payment in the form received, we will apply the payment to the purchase of a Contract within two business days after receipt at the Annuity Service Center. The date that we credit the payment and issue your Contract is called the Contract Date. If we receive an incomplete application, we will request the information necessary to complete the application.

Once we receive the completed application, we will apply the initial payment to the purchase of a Contract within two business days. If the application remains incomplete for five business days, we will return your payment unless we obtain your specific permission to retain the payment pending completion of the application.

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A Non-Qualified Contract may also be purchased by exchanging Fidelity Variable Annuity. In this situation, we will exchange the original Contract for a new Contract with a purchase price equal to the Contract Value of the original Contract on the date of the exchange. In addition, a Contract purchased through such an exchange will be subject to certain special provisions, which are described throughout the prospectus.

FILI reserves the right to reject certain deposits made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

  Additional Payments to Contracts

You may add money to a Non-qualified Contract during the life of the Annuitant and before the Annuity Date. The smallest such payment we will accept is generally $250. You may, however, elect to make regular monthly payments of a minimum of $100 by authorizing regular transfers from a checking account. See Automatic Deduction Plan on page <Click Here>. Furthermore, we may offer Contracts with lower minimum payment requirements to individuals under certain sponsored arrangements that meet our eligibility requirements. See Special Provisions Applicable to Sales Under Sponsored Arrangements on page <Click Here>.

You may make a telephone request to add an additional payment to the Contract from either your Fidelity Mutual Fund or Brokerage "Core" Account. Additional payment requests by telephone are currently limited to transfers coming from identical registrations.

You may make additional payments to a Qualified Contract of additional rollover contributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, Governmental 457(b) plan, or an IRA. See Tax Considerations on page <Click Here>. The smallest such payment we will accept is $2,500, unless your Contract provides for a lower minimum.

After the free look period, additional payments allocated to the variable Subaccounts will be credited to your Contract based on the next computed value of an Accumulation Unit following receipt of your payment at the Annuity Service Center. See Accumulation Units on page <Click Here>.

Payments allocated to the Fixed Account will be credited under your Contract as of the date the payment is received at our Annuity Service Center. See The Fixed Account on page <Click Here>.

We may limit the maximum amount of initial or subsequent payments that we will accept.

FREE LOOK PRIVILEGE

In most states, the entire portion of any net purchase payment allocated to the Variable Account will be invested in the Money Market Subaccount for the period we estimate or calculate for your free look right to be in existence, which is generally 15 calendar days after the Contract is mailed to you (25 days if you are replacing an existing insurance product). The Contract Value in the Money Market Subaccount will then be transferred to the Subaccounts you chose on the application or in any later instructions to us. If your free look period ends on a non-business day, the next business day will be used.

If you choose to cancel the Contract, return it to the Annuity Service Center with a written request within the free look period. We will promptly refund the greater of (1) your Purchase Payment (without interest) or (2) the amount of your Purchase Payment plus the investment performance of the Money Market Investment Option.

If you are replacing an existing insurance product in the States of California, Colorado, Hawaii, Iowa, Louisiana, Maryland, Mississippi, Montana, New Hampshire, Oregon, and Vermont or if you are a California resident over age 60, the Contract may be returned within 30 days after you receive it. During the first 15 days, the entire portion of your net purchase payment allocated to the Variable Account will be invested in the Money Market Subaccount. After that period of time, the value in the Money Market Subaccount will then be transferred to the Subaccounts you chose on your application. If you return your Contract after 15 days but within 30 days, you will receive a refund of your Contract Value reflecting investment performance from issue to the day your Contract is received by the insurance company or its authorized representative.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENTS

As described above, your Contract Value in the Money Market Subaccount will be allocated among the variable Subaccounts according to the instructions on your application or your later instructions to us, based on the respective Accumulation Unit Values of the Subaccounts at that time. The portion of your initial payment allocated to the Fixed Account will be credited directly to the Fixed Account.

Payments after the free look period are allocated directly to the selected investment options. All percentage allocations must be in whole numbers. Prior to the Annuity Date, you may not allocate more than $20,000 (including transfers) to the Fixed Account in all states except Florida, Maryland, New Jersey, Oregon and Virginia (the "Exception States") during any one Contract Year. In these Exception States, you may not allocate more than $50,000 (including transfers) to the Fixed Account during any one Contract Year. You may not allocate more than 25% of any Purchase Payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Contract Year. If your future payment allocation instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions. In these cases, we will not be responsible for the results of unit value changes or lost market opportunity. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

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TRADING AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among the variable Subaccounts before the Annuity Date as often as you wish without charge. However, excessive exchange activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by all Contract Owners participating in the portfolio regardless of their exchange activity. Therefore, we reserve the right to limit the number of exchanges permitted, but not to fewer than five per Contract Year. For certain contracts issued after May 1, 1997, FILI also reserves the right to charge for exchanges in excess of 12 per calendar year.

The request may be in terms of dollars, such as a request to exchange $5,000 from one Subaccount to another, or may be in terms of a percentage reallocation among Subaccounts. In the latter case, the percentages must be in whole numbers. The minimum amount you may exchange is $250 or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. You may exchange amounts or change your investment allocation with respect to future payments by sending a letter or calling the Annuity Service Center or on our Internet website.

  Trading by Telephone or Internet

Fidelity Investments Life reserves the right to revise or terminate the telephone or Internet exchange provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. We will limit telephone/Internet exchanges to a total of eighteen per calendar year. After this total is reached, you will only be permitted to complete exchanges in writing. Multiple exchanges among the Subaccounts in a single trading day count as one exchange. We will not accept exchange requests via fax or electronic mail.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

  Use of Market Timing Services

In some cases, we may sell contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract Values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

  Effective Date of Exchanges Among Variable Subaccounts

When you request an exchange between variable Subaccounts, the redemption of the requested amount from the Subaccount will always be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center. We will generally credit that amount to the new Subaccount at the same time.

However, when (1) you are making an exchange to a Subaccount which invests in a portfolio that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, and (2) the Subaccount from which the exchange is being made is investing in an equity portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, then the crediting of the amount exchanged to the new Subaccount may be delayed. This delay will be until the Subaccount from which the exchange is being made obtains liquidity through the earliest of the portfolio's receipt of proceeds from sales of portfolio securities, new contributions by Contract Owners, or otherwise, but no longer than seven days. During this period, the amount exchanged will be uninvested.

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  Fixed Account Transfers

You may make transfers to and from the Fixed Account only with our consent, and only before the Annuity Date. You may currently make one transfer per Contract Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Purchase Payment amounts allocated to the Fixed Account during that Contract Year may not exceed $20,000, except in certain states where the limit is $50,000. (See "Investment Allocation of your Purchase Payments" on page <Click Here>.) Also, for any transfer from the Variable Account to the Fixed Account, you may not transfer more than 25% of the Contract Value in the Variable Account on the date of the transfer. For certain Contracts issued May 1, 1997 or later, we may discontinue the availability of the Fixed Account for transfers from the Variable Account or for purchase payments at any time.

The minimum dollar amount you may transfer is $250 from any Subaccount or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. If you request a percentage reallocation among the investment options, the percentages must be in whole numbers.

The amount that you may transfer from the Fixed Account will be determined by us, at our sole discretion, but will not be less than 25% of the portion of the Contract Value in the Fixed Account at the time of the transfer. When the maximum amount is less than $1000, we permit a transfer of up to $1000. You may make one transfer out of the Fixed Account during each Contract Year. We do not permit a transfer or an additional payment into the Fixed Account during the 12 months following a transfer out of the Fixed Account.

When you withdraw or transfer amounts out of the Fixed Account the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of the current renewal interest guarantee period, January 31, 2004, the amount that may be transferred for the month of February will be declared and will not be less than the minimums specified above. See The Fixed Account on page <Click Here>.

  Important

The portion of your Contract Value allocated to the variable Subaccounts will change with the investment performance of the selected Subaccounts. You should periodically review your allocation of the Contract Value in light of market conditions and your financial objectives. Exchanges or transfers after the Annuity Date are subject to different limitations. See Fixed, Variable, or Combination Annuity Income Options on page <Click Here>.

ACCUMULATION UNITS

When you allocate your purchase payments to a selected variable Subaccount, we credit a particular number of Accumulation Units to your Contract. An Accumulation Unit is a unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

We determine the number of Accumulation Units credited by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as of the end of the Valuation Period in which the payment is received at the Annuity Service Center. The value of each Subaccount's Accumulation Units varies each Valuation Period (i.e. each day that there is trading on the New York Stock Exchange) with the Total Return of the Subaccount. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccount. See Total Return for a Subaccount on page <Click Here>.

WITHDRAWALS

You may at any time prior to the Annuity Date surrender your Contract for its Cash Surrender Value. You may also make partial withdrawals of $500 or more. You may request a partial withdrawal by telephone. Withdrawals by telephone are limited to the following criteria: 1) withdrawals of $500 to $100,000 with no more than $100,000 being withdrawn during a seven day period; 2) for Contracts that have had an address change in the last 15 days, the limit is $10,000; and 3) the check must be made payable to all registered Owners. You may request to have the money wired to your Fidelity Mutual Fund or Brokerage Account with identical registration. We reserve the right to change telephone withdrawal requirements or limitations.

Certain withdrawals, however, are subject to a penalty tax. See Tax Considerations on page <Click Here>. You may not make a partial withdrawal that would reduce your Contract Value to less than $2,500. Unless you provide other instructions, partial withdrawals will be taken from all of your selected investment options in proportion to your Contract Value in each investment option at the time of the withdrawal.

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We will pay you the amount of any surrender or partial withdrawal, less any required tax withholding, within seven days after we receive a withdrawal request. We may defer payment from the Variable Account under certain limited circumstances for a longer period, and we reserve the right to defer payment from the Fixed Account under any circumstances for not more than six months. See Postponement of Payment on page <Click Here>.

  Systematic Withdrawals

Contract Owner(s) may elect in writing on a form we provide to take systematic withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. We will require a $10,000 minimum Contract Value to begin this program. Systematic withdrawals will be taken proportionately from all of your selected investment options at the time of each withdrawal. If a systematic withdrawal would bring the Contract Value below $2,500, the systematic withdrawal will be made only for the amount that will reduce the Contract Value to $2,500, and the systematic withdrawal option will automatically terminate.

Each systematic withdrawal is subject to federal income taxes, including any penalty tax that may apply, the same as for any other withdrawal. We reserve the right to modify or discontinue the systematic withdrawal program.

SIGNATURE GUARANTEE

Certain requests may require a signature guarantee. A signature guarantee is designed to protect you and Fidelity Investments Life from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of account ownership.

2. Resignation of account ownership.

3. In any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

CHARGES

The following are all the charges we make under your Contract.

1. Premium Taxes. In general, we do not currently deduct any amount from your payments for premium taxes. The entire amount of your purchase payments will be allocated to the investment options you select. Several states assess a premium tax upon the commencement of annuity income payments. If you live in a jurisdiction which imposes such a tax and if annuity income payments commence under your Contract, we will deduct a charge from your Contract Value for the tax we incur at the Annuity Date. A few states may require us to pay premium taxes upon receipt of your payment. Wyoming, Maine and South Dakota currently require us to pay a premium tax upon receipt of your purchase payment on Non-Qualified contracts. Currently, California and West Virginia are the only two states that impose a premium tax on qualified premiums. However, we may make a deduction for taxes required by any state upon receipt of your payments for Contracts issued for delivery in that jurisdiction. We reserve the right to make the deduction in any jurisdiction when we incur these taxes. As of the date of this prospectus, the current range of state premium taxes is from 0% to 3.5%.

2. Administrative Charges. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, maintaining necessary systems and records, and providing reports. We seek to cover these expenses by two types of administrative charges: an annual maintenance charge and daily administrative charge.

  Annual maintenance charge. Currently, on each Contract Anniversary before the Annuity Date, we deduct an annual maintenance charge of $30 from your Contract Value. We currently waive this annual charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000. The current Contract Value is not used to determine the eligibility for the waiver. In addition, we waive this annual maintenance charge for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity. Although we do not now intend to charge more than $30 per year, we reserve the right to increase this annual charge to up to $50 if warranted by the expenses we incur. The criteria for waiving the charge does not use balances or values from other contracts or accounts you may own with FILI or Fidelity Investments.

We also reserve the right to assess this charge against all Contracts (except for those Contracts issued after May 1, 1990 by exchanging Fidelity Variable Annuity). We will deduct the annual maintenance charge from each investment option in proportion to the amount of your total Contract Value invested in that option on the date of deduction. We will deduct a pro rata portion of the charge on the Annuity Date or the date the Contract is surrendered. After the Annuity Date, we currently waive this charge, but we reserve the right to deduct this charge on a pro rata basis from each annuity income payment. The charge assessed after the Annuity Date will never be greater than the charge that was in effect just prior to the Annuity Date.

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  Daily administrative charge. Each day, we deduct from the assets of the Subaccounts, but not the Fixed Account, a percentage of those assets equivalent to an effective annual rate of 0.05%. We guarantee to never increase this charge above an effective annual rate of 0.25%.

3. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. We make this charge by deducting daily from the assets of each Subaccount a percentage equal to an effective annual rate of not more than 0.75%. As with the daily administrative charge, this charge does not apply to the Fixed Account. We guarantee never to increase this charge above an effective annual rate of 0.75%.

For Contract Owners effecting a life annuity, the mortality risk we bear is that of making the annuity income payments for the life of the Annuitant (or the life of the Annuitant and the life of a second person in the case of a joint and survivor annuity) no matter how long that might be. We also bear a mortality risk under the Contracts, regardless of whether an annuity income payment option is actually effected, in that we make guaranteed purchase rates available. In addition, we bear a mortality risk by guaranteeing a Death Benefit if the Annuitant dies prior to the Annuity Date and prior to age 85. This Death Benefit may be greater than the Contract Value. See Death Benefit on page <Click Here>.

The expense risk we assume is the risk that the costs of issuing and administering the Contracts will be greater than we expected when setting the administrative charges.

4. Withdrawal Charge. There is no withdrawal charge.

5. Exchange Charge. On certain Contracts issued after May 1, 1997 we reserve the right to charge for exchanges in excess of 12 per calendar year.

6. Funds' Expenses. The expenses and charges incurred by the Funds are described in their respective prospectuses.

7. Other Taxes. We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. See Fidelity Investments Life's Taxes on page <Click Here>.

CERTAIN FUNDS IMPOSE A SHORT-TERM REDEMPTION FEE

Seven Subaccounts invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Funds, not by FILI, and are part of the Fund's assets. The seven Portfolios that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner (or a person who succeeds to the Owner's rights after the Owner's death) who chooses to redeem an interest in a Subaccount that invests in a Portfolio that charges a redemption fee will be subject to a 1.00% fund short-term trading fee if and to the extent that the interest in the Subaccount has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Subaccount occurs when you withdraw money from your Contract from that Subaccount or transfer from that Subaccount to another Subaccount. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions, such as Automatic Rebalancing.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 58, you redeem 50 units from the Subaccount. The value of those 50 units at the time of transfer is $500.

The fee applies to the entire amount transferred. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of a Subaccount that invests in a Portfolio that imposes the redemption fee. On Day 50 you purchase an additional 50 units of the same Subaccount. On Day 65 you redeem 125 units of that Subaccount at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

DEATH BENEFIT

If the Annuitant dies on or before his or her 85th birthday and the death occurs before the Annuity Date, we will, upon receipt of proof of death at the Annuity Service Center, pay a Death Benefit to the Beneficiary you have designated.

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For contracts issued in most states, the Death Benefit will be the greater of (1) or (2) below:

1) The purchase payments made, adjusted for any partial withdrawals or partial 1035 exchanges as described in the following sentence and any applicable taxes. Withdrawals or partial 1035 exchanges will reduce the Death Benefit proportionately to the reduction in Contract Value caused by the withdrawal or partial 1035 exchange.

2) The Contract Value on the date that proof of death is received by the Company at the Annuity Service Center. Proof of death is deemed received when we have received the death certificate and all additional required paperwork, such as tax withholding forms and other required documents.

REQUIRED DISTRIBUTIONS UPON DEATH

Federal tax law requires that if any Owner dies before the Annuity Date, the entire interest in the Contract must be distributed within five years after the Owner's death. However, this requirement does not apply to Beneficiaries designated by the Owner if (1) the Beneficiary's or second Owner's entire interest is payable over the Beneficiary's or second Owner's lifetime (or a period not extending beyond the life expectancy of the Beneficiary or second Owner) by electing annuitization within 60 days of the date of death with distributions beginning within one year of the date of death, or (2) the Beneficiary is the surviving spouse of the deceased Owner, in which case the spouse may elect to continue the Contract as the Owner.

If the Contract is jointly owned and if either Owner dies before the Annuity Date, the entire interest will be distributed to the surviving Owner unless the deceased Owner was the Annuitant. In that case, the Beneficiary will receive the distribution.

If the Owner is a corporation or other non-individual and the Annuitant dies before the Annuity Date, the Beneficiary's entire interest in the Contract must be distributed in the same manner as if the Contract were owned by one individual who was also the Annuitant and that individual had died prior to the Annuity Date.

The rules regarding required distributions upon the Owner's death are described in the Statement of Additional Information. We intend to administer the Contracts to comply with federal tax law.

ANNUITY DATE

When your Contract is issued, it will generally provide for the latest permissible Annuity Date to be the first day of the calendar month following the Annuitant's 85th birthday or, if later, the first day of the calendar month following the Contract's fifth Contract Anniversary. You may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 90th birthday. You may change the Annuity Date by written notice received at the Annuity Service Center at least 30 days prior to the current Annuity Date then in effect. The Annuity Date must be the first day of a month. The earliest permissible Annuity Date is the first day of the calendar month following the expiration of the free look period.

SELECTION OF ANNUITY INCOME OPTIONS

While the Annuitant is living and at least 30 days prior to the Annuity Date, you may elect any one of the annuity income options described in the Contract. You may also change your election to a different annuity income option by notifying us in writing at least 30 days prior to the Annuity Date. Once annuity payments begin, depending on the annuity payment option chosen, it may not be possible to change later to a different form of payment, or to make any withdrawals.

If under a Non-qualified Contract you have not elected an annuity income option at least 30 days prior to the Annuity Date, the automatic annuity income option will be a combination annuity for life, with 120 monthly payments guaranteed.

The Contract Value allocated to the Fixed Account, less any maintenance charge and premium taxes, will be applied to the purchase of the fixed portion of the annuity. The Contract Value allocated to the Variable Account, less any maintenance charge and premium taxes, will be applied to the purchase of the variable portion of the annuity. See Annuity Income Option No. 3 under Types of Annuity Income Options on page <Click Here>.

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FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS

You may elect to have annuity income payments made on a fixed basis, a variable basis, or a combination of both.

  Fixed Annuity Income Payments

If you choose a fixed annuity, the amount of each payment will be set and will not change. Upon selection of a fixed annuity, your Contract Value will be transferred to the Fixed Account. The annuity income payments will be fixed in amount and duration by (1) the fixed annuity provisions selected, (2) the adjusted age and sex of the Annuitant (except Contracts utilizing unisex purchase rates), and (3) the then current guaranteed interest rate used to determine fixed annuity income payments. In no event will the guaranteed interest rate be less than 3.0% (3.5% for most Contracts issued before May 1, 1997).

  Variable Annuity Income Payments

If you select a variable annuity, we will transfer your Contract Value to the Variable Account. The dollar amount of the first variable annuity income payment will be determined in accordance with (1) the applicable annuity payment rates, (2) the age and sex of the Annuitant (except Contracts utilizing unisex purchase rates), and (3) an assumed annual investment return of 3.5%.

All subsequent variable annuity income payments are calculated based on the Subaccount Annuity Units credited to the Contract. Annuity Units are similar to Accumulation Units except that built into the calculation of Annuity Unit Values is the assumption that the Total Return of a Subaccount will equal the assumed investment return. Thus, with a 3.5% assumed investment return, the Subaccount Annuity Unit Value will not change if the daily Total Return of the Subaccount is equivalent to an annual rate of return of 3.5%. If the Total Return is greater than the assumed investment return, the Subaccount Annuity Unit Value will increase; if the Total Return is less than the assumed investment return, the Subaccount Annuity Unit Value will decrease.

When variable annuity income payments commence, the number of Annuity Units credited to the Contract in a particular Subaccount is determined by dividing that portion of the first variable income annuity payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Valuation Period in which the Annuity Date occurs. The number of Annuity Units of each Subaccount credited to the Contract then remains fixed unless there is a subsequent transfer or exchange involving the Subaccount. The dollar amount of each variable annuity income payment after the first may increase, decrease, or remain constant. The income payment is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each Subaccount credited to the Contract by the Annuity Unit Value for the particular Subaccount for the Valuation Period in which each subsequent annuity income payment is due.

  Combination Fixed and Variable Annuity Income Payments

If you select a combination annuity, your Contract Value will be split between the Fixed Account and the Variable Account in accordance with your instructions. Your annuity income payments will be the sum of the income payment attributable to your fixed portion and the income payment attributable to your variable portion.

  Important

After the Annuity Date, transfers between the Variable Account and the Fixed Account are not permitted. Exchanges among the variable Subaccounts, however, are permitted subject to some limitations. See Exchanges Among Subaccounts After the Annuity Date in the Statement of Additional Information.

TYPES OF ANNUITY INCOME OPTIONS

The Contract provides for three types of annuity income options. All are available on a fixed, variable, or combination basis. You may not select more than one option. If your Contract Value on the Annuity Date would not provide an initial monthly payment of at least $20, we may pay the proceeds in a single sum rather than pursuant to the selected option.

1. Life Annuity. We will make income payments monthly during the Annuitant's lifetime ceasing with the last payment due prior to the Annuitant's death. No income payments are payable after the death of the Annuitant. Thus, it is quite possible that income payments will be made that are less than the value of the Contract. Indeed, if the Annuitant were to die within one month after the Annuity Date, only one monthly income payment would have been made. Because of this risk, this option offers the highest level of monthly payments.

2. Joint and Survivor Annuity. Under this option we will provide monthly income payments during the joint lifetimes of the Annuitant, and during the lifetime of the survivor, a designated second person. There are some limitations on the use of this option in Qualified Contracts. As in the case of the life annuity described above, there is no guaranteed number of income payments and no income payments are payable after the death of the Annuitant and the designated second person.

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3. Life Annuity with 120 or 240 Monthly Payments Guaranteed. Under this option we provide monthly income payments during the lifetime of the Annuitant, and in any event for one hundred twenty (120) or two hundred forty (240) months certain as elected by you. In the case of a Qualified Contract, the guarantee period may not exceed the life expectancy of the Annuitant.

In the event of the death of the Annuitant under this option, the Contract provides that we will pay any guaranteed monthly income payments to the Beneficiary or Beneficiaries during the remaining months of the term selected. However, a Beneficiary may, at any time, elect to receive the discounted value of his or her remaining income payments in a single sum. In such event, the discounted value for fixed or variable annuity income payments will be based on interest compounded annually at the applicable interest rate used in determining the first annuity income payment.

Upon the death of a Beneficiary receiving annuity benefits under this option, the present value of the guaranteed benefits remaining after we receive notice of the death of the Beneficiary, computed at the applicable interest rate, shall be paid in a single sum to the estate of the Beneficiary. The present value is computed as of the Valuation Period during which notice of the death of the Beneficiary is received at the Annuity Service Center.

  You may choose to have income payments made on a monthly basis or at another frequency such as quarterly, semi-annually, or annually. In addition to the Annuity Income Options provided for in the Contracts, other Annuity Income Options may be made available by the Company.

REPORTS TO OWNERS

During the Accumulation period, four times each Contract Year, we will send you a statement of your Contract Value, including a summary of all transactions since the preceding quarterly statement.

You should verify the accuracy of your transaction confirmations and monthly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

In addition, we will send you semiannual reports containing financial statements for the Variable Account and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

The Fixed Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account option under the Contracts have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account option are not subject to the provisions of those Acts, and Fidelity Investments Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Facts About the Fixed Account

  As noted earlier, you may allocate a portion of your purchase payments or transfer a part of your Contract Value to a fixed-rate investment option funded through our general account (the "Fixed Account"). The Fixed Account may also be referred to as the "Guaranteed Account."
  Any funds in the Fixed Account do not fluctuate with the investment experience of our general account.
  We guarantee that funds held in the Fixed Account will accrue daily at the minimum interest rate that is required by law.
  When a purchase payment is received or an amount is transferred into the Fixed Account, an interest rate will be assigned to that amount. That rate will be guaranteed for a certain period of time depending on when the amount was allocated to the Fixed Account.

When this initial period expires, a new interest rate will be assigned to that amount which will be guaranteed for a period of at least a year. Thereafter, interest rates credited to that amount will be similarly guaranteed for successive periods of at least one year. Therefore, different interest rates may apply to different amounts in the Fixed Account depending on when the amount was initially allocated. Furthermore, the interest rate applicable to any particular amount may vary from time to time.

  For certain Contracts issued May 1, 1997 or later, we may discontinue the availability of the Fixed Account for transfers from the Variable Account or for purchase payments at any time.
  The amount of your Contract Value in the Fixed Account and the amount of interest credited will be included in the quarterly statements we send to you. See Reports to Owners on page <Click Here>.

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More About the Contract

TAX CONSIDERATIONS

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change. The following discussion does not take into account state or local income tax or other considerations which may be involved in the purchase of a Contract or the exercise of options under the Contract. In addition, the following discussion assumes that the Contract is owned by an individual, and we do not intend to offer the Contracts to "non natural" persons such as corporations, unless the Contract is held by such person as a nominee for an individual. (If the Contract is not owned by or held for a natural person, the Contract will generally not be treated as an annuity for tax purposes.)

The following discussion assumes that the Contract will be treated as an annuity for federal income tax purposes. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the Contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Variable Account, through each of the portfolios of the Funds, intends to comply with these requirements. We have entered into agreements with the Funds that require the Funds to operate in compliance with the Treasury Department's requirements.

In connection with the issuance of prior regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. It is not clear when additional guidance will be provided, whether it will be provided at all, or whether it will be prospective only. It is possible that if guidance is issued the Contract may need to be modified to comply with it.

In addition, to qualify as an annuity for federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of the Owner of the Contract. The Contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

The individual situation of each Owner or Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if an Owner or the Annuitant dies.

Qualified Contracts

You may use the Contract as an Individual Retirement Annuity. Under Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA, may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to an IRA, a Qualified Contract may be purchased only in connection with a "rollover" of the proceeds from a qualified plan, tax sheltered annuity, or IRA.

In addition, Qualified Contracts will not accept any subsequent contributions other than additional rollover contributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions:

(1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable;

(2) the Owner's interest in the Contract cannot be forfeitable; and

(3) annuity and death benefit payments must satisfy certain minimum distribution requirements. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

Contract Values and Proceeds

Under current law, you will not be taxed on increases in the value of your Contract until a distribution occurs.

  A distribution may occur in the form of a withdrawal, death benefit payment, or payments under an Annuity Income Option.

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  An amount received as a loan under, or the assignment or pledge of any portion of the value of, a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such loan or pledge. Any such loan or pledge will result in disqualification of the Contract and inclusion of the value of the entire Contract in income.
  Additionally, a transfer of a Non-qualified Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to a divorce decree).
  The taxable portion of a distribution is generally taxed as ordinary income.
  Taxes on Surrender of Contract Before Annuity Income Payments Begin

If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract.

For Non-Qualified Contracts, the cost basis is generally the amount of your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For Qualified Contracts, the cost basis is generally zero, and the entire amount of the surrender payment is generally taxed as ordinary income.

In addition, for both Qualified and Non-Qualified Contracts, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

  Taxes on Partial Withdrawals

Partial withdrawals under a Non-Qualified Contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of purchase payments, until all investment income has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Contract Value at that time exceeds your payments.

Partial withdrawals under a Qualified Contract are prorated between taxable income and non-taxable return of investment. Generally, the cost basis of a Qualified Contract is zero, and the partial withdrawal will be fully taxed.

All annuity contracts issued by the same company (or an affiliated company) to the same contract owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in income of any distribution that is not received as an annuity payment. In the case of a Qualified Contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one Contract.

  Taxes on Income Payments

Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of an annuity income payment under the Contract generally is taxed on the portion of such income payment that exceeds the cost basis in the Contract. For variable annuity income payments, the taxable portion is determined by a formula that establishes a specific dollar amount that is not taxed. This dollar amount is determined by dividing the Contract's cost basis by the total number of expected periodic income payments. However, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the Contract. For Qualified Contracts, the cost basis is generally zero and each annuity income payment is fully taxed.

  10% Penalty Tax on Early Withdrawals or Distributions

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of Qualified Contracts, distributions received from the rollover of the Contract into another qualified contract or IRA.

  Other Tax Information

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

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In addition, in the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which minimum required annuity or death benefit distributions exceed actual distributions.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner, Annuitant, or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld.

Fidelity Investments Life's Taxes

The earnings of the Variable Account are taxed as part of our operations. Under the current provisions of the Code, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

OTHER CONTRACT PROVISIONS

You should also be aware of the following important provisions of your Contract.

1. Owner. As an Owner named in the application, you have the rights and privileges specified in the Contract. If there are two Owners they must be spouses. Owners own the Contract in accordance with its terms. Because they are inconsistent with the operation of the Contract, we will not accept applications with additional legal terms such as "tenancy by the entirety," "joint tenants in common," or "joint ownership by husband and wife."

Prior to the Annuity Date and during the lifetime of the Annuitant, you may change an Owner or Beneficiary (but not the Annuitant) by notifying us in writing. You may not, however, change the Owner of a Qualified Contract. A change in the Owner of a Non-qualified Contract will take effect on the date the request was signed, but it will not apply to any payments we make before the request is received and recorded at the Annuity Service Center. Ownership changes of Non-Qualified contracts may be taxable. You should consult a tax advisor before completing this type of change. If there are two Owners, both Owners must provide any written authorizations.

2. Beneficiary. The Beneficiary(ies) is (are) named on the application unless later changed. We will pay the proceeds to the Beneficiary or Beneficiaries if all the Owners or the Annuitant dies before the Annuity Date. No Beneficiary has rights in the Contract until all the Owners or the Annuitant has died. If no Beneficiary survives the deceased Annuitant or the last deceased Owner, the proceeds will be paid to the surviving Owner(s) or to the estate or estates of the deceased Owner(s). All Beneficiaries must be identified by name. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

3. Misstatement of Age or Sex. If the age or sex of the Annuitant has been misstated, we will change the benefits to those which the proceeds would have purchased had the correct age and sex been stated.

If the misstatement is not discovered until after annuity income payments have started, we will take the following action: (1) if we made any overpayments, we may add interest at the rate of 6% per year compounded annually and charge them against income payments to be made in the future; or (2) if we made any underpayments, the balance plus interest at the rate of 6% per year compounded annually will be paid in a single sum.

4. Assignment. You may assign a Non-qualified Contract at any time during the lifetime of the Annuitant and before the Annuity Date. See Tax Considerations on page <Click Here>. No assignment will be binding on us unless it is written in a form acceptable to us and received at our Annuity Service Center. An assignment will affect your rights and the rights of any Beneficiary. We will not be responsible for the validity of any assignment. A Qualified Contract may not be assigned. An assignment is (1) a change of Owner and Beneficiary to the Assignee, or (2) a change of the Contract by the Owner(s) which is not a change of Owner or Beneficiary, but their rights will be subject to the terms of the assignment.

5. Dividends. Our variable annuity Contracts are "non-participating." This means that they do not provide for dividends. Investment results under the Contracts are reflected in benefits.

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SELLING THE CONTRACTS

Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., affiliates of FMR Corp., our parent company, distribute the Contracts. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of Fidelity Brokerage Services LLC and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109.

Compensation paid to persons selling the Contracts may vary depending on whether Contract Values are allocated to the Fixed Account or the Variable Account. We pay Fidelity Insurance Agency, Inc. first year sales compensation of not more than 2% of payments received in the first Contract Year as well as renewal sales compensation in later years based on persistency of Contracts and the size of Contract Values. Our renewal sales compensation payments will be approximately equal to 0.10% of the Contract Value as of the end of each Contract Year.

AUTOMATIC DEDUCTION PLAN

Under the automatic deduction plan ("Automatic Annuity Builder") you can make regular payments by pre-authorized transfers from a checking account. Your checking account must be at a banking institution which is a member of ACH (Automated Clearing House). The minimum regular payment is $100. This minimum may be reduced for Contracts issued under certain sponsored arrangements. Transactions pursuant to an automatic deduction plan will be confirmed in your quarterly statement. We reserve the right to restrict your participation in the automatic deduction plan if your checking account has insufficient funds to cover the transfer.

SPECIAL PROVISIONS APPLICABLE TO SALES UNDER SPONSORED ARRANGEMENTS

  Reduction of Charges

We may reduce the annual maintenance charge on Contracts offered to individuals under a sponsored arrangement. See Charges on page <Click Here>. We determine the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of purchase payments expected to be received from the group; (3) the nature of the group and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified on a uniform basis. Our reductions in charges for sponsored sales will not be unfairly discriminatory to the interests of any Contract Owners.

Contracts issued under a sponsored arrangement generally utilize unisex annuity purchase rates.

  Reduction of Minimum Purchase Payment Requirements

We may also reduce minimum purchase payment requirements on Contracts issued under these arrangements. Because of these reductions, we include a provision in such Contracts that allows us to cancel smaller, inactive Contracts. If we cancel your Contract under this provision, we will pay you your Contract Value in a single sum payment. Specifically, we may, at our option, cancel such a Contract prior to the Annuity Date if all of the following conditions exist at the same time: (1) no purchase payments have been made during the previous 24 months; (2) the total purchase payments credited to the Contract are less than $2,000; and (3) the Contract Value is less than $2,000.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly dollar amount exchanges from either the Money Market Subaccount or the Investment Grade Bond Subaccount (the "Source Account") to any of the other variable Subaccounts but are not permitted to the Fixed Account. Dollar Cost Averaging exchanges are allowed from one Source Account only. Dollar Cost Averaging will not be allowed in conjunction with the Automatic Rebalancing feature described in this prospectus.

These monthly exchanges will take effect on the same day each month. You may select any date from the 1st to the 28th as the date for your dollar cost averaging exchanges (the "Exchange Date"). If the New York Stock Exchange is not open on your selected date in a particular month, the exchange will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until the balance in the Source Account is exhausted or you notify us to cancel Dollar Cost Averaging for your Contract.

The minimum monthly exchange allowed to any variable Subaccount is $250.

Dollar Cost Averaging is available at no charge. Fidelity Investments Life reserves the right to modify or terminate the Dollar Cost Averaging feature.

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AUTOMATIC REBALANCING

Automatic Rebalancing is available to you. Automatic Rebalancing is designed to help you maintain your specified allocation mix between the Investment Options. You can direct Fidelity Investments Life to readjust your allocations on a quarterly, semi-annual, or annual basis to return to the allocations you select on the rebalancing instruction form. These exchanges will be made on the same day of each month. You may select any date from the 1st to the 28th as the date for your Automatic Rebalancing exchanges. If the New York Stock Exchange is not open on your selected date in a particular month, the exchanges will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until you notify us to cancel Automatic Rebalancing for your Contract.

Automatic Rebalancing is available at no charge. Fidelity Investments Life reserves the right to modify or terminate the automatic rebalancing feature.

  You may not participate in Automatic Rebalancing and the Dollar Cost Averaging program at the same time.
  Please note that monthly Automatic Rebalancing may result in a short-term redemption fee imposed by certain Portfolios. For more details about this fee, including a list of the Portfolios that impose it, please see "Certain Portfolios Impose a Short-Term Redemption Fee" on page <Click Here>.

POSTPONEMENT OF PAYMENT

  In general, we will ordinarily pay any partial or full cash withdrawal within seven days after we receive your request.
  We will usually pay any Death Benefit within seven days after we receive proof of the Annuitant's death and all required documentation.
  However, we may delay payment if (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits postponement of payment to protect our Contract Owners.
  In addition, we reserve the right to delay payment of any partial or full cash withdrawal from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed for more than 30 days, we will credit it with interest from the date of withdrawal at a rate not less than 3.0% per year compounded annually (3.5% per year for most Contracts issued before May 1, 1997) or, if greater, the rate required by law.

More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contracts.

We also have the right to eliminate Subaccounts from the Variable Account, to combine two or more Subaccounts, or to substitute a new portfolio or fund for the portfolio in which a Subaccount invests.

A substitution may become necessary if, in our judgment, a portfolio or Fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, a change in a portfolio's investment objectives or restrictions, because the portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

A Subaccount's Total Return depends on how the investments of the Subaccount perform. We determine the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccounts.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a portfolio of the Funds are reinvested in shares of that portfolio.

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VOTING RIGHTS

We will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in a Subaccount by the net asset value of one share of the corresponding portfolio. If variable annuity income payments have commenced, we calculate the number of shares that the payee may instruct us to vote by dividing the reserve maintained in each Subaccount to meet the obligations under the Contract by the net asset value of one share of the corresponding portfolio. Fractional votes will be counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will send you material by mail for providing us with your voting instructions.

If your voting instructions are not received in time, we will vote the shares in the same proportion as the instructions received from other Contract Owners. We will also vote shares we hold in the Variable Account that are not attributable to Contract Owners in the same proportionate manner.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the portfolios, or result in the approval or disapproval of an investment advisory contract.

Under Federal Regulations, we may also disregard instructions to vote for Contract Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

RESOLVING MATERIAL CONFLICTS

The investment portfolios of the Fidelity Funds are available to separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts we establish. Other Funds may be offered to qualified plans as well.

Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Contract Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect our Contract Owners and variable annuity payees.

PERFORMANCE

Performance information for the variable Subaccounts may appear in reports and advertising to current and prospective Contract Owners. The performance information is based on historical investment experience of the Subaccounts and the Funds and does not indicate or represent future performance.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges. Quotations of total return may also be shown that do not take into account certain contractual charges such as a maintenance charge. The total return percentage will be higher under this method than under the standard method described above.
  A cumulative total return reflects performance over a stated period of time.
  An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Subaccount's returns, you should recognize that they are not the same as actual year-by-year results.
  Some Subaccounts may also advertise yield. These measures reflect the income generated by an investment in the Subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses. The standard quotations of yield reflect the maintenance charge. Quotations of yield may also be shown that do not reflect the maintenance charge. The yield calculation will be higher under this method than under the standard method.

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  The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond, High Income and Emerging Markets Debt Subaccounts may advertise a 30 day yield which reflects the income generated by an investment in the Subaccount over a 30 day period.

LITIGATION

No litigation is pending that would have a material effect on us or the Variable Account.

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Appendix A

Accumulation Unit Values

Fidelity Investments Variable Annuity Account I

Condensed Financial Information

Money Market Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	19.01	19.18	72,138,597
2001	18.39	19.01	75,606,134
2000	17.44	18.39	65,565,684
1999	16.72	17.44	57,437,711
1998	15.98	16.72	42,335,962
1997	15.30	15.98	28,256,730
1996	14.66	15.30	33,393,564
1995	13.99	14.66	26,268,846
1994	13.55	13.99	24,546,739
1993	13.26	13.55	10,961,418
1992	12.89	13.26	8,273,590
1991	12.27	12.89	6,461,782
1990	11.48	12.27	5,020,276
1989	10.62	11.48	1,449,116

High Income Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	19.89	20.41	7,893,189
2001	22.71	19.89	6,685,376
2000	29.53	22.71	6,392,983
1999	27.53	29.53	7,900,244
1998	29.00	27.53	9,274,597
1997	24.89	29.00	10,481,116
1996	22.05	24.89	9,856,952
1995	18.47	22.05	7,797,315
1994	18.94	18.47	5,106,950
1993	15.88	18.94	5,122,946
1992	13.03	15.88	2,624,011
1991	9.73	13.03	859,030
1990	10.07	9.73	356,960
1989	10.63	10.07	273,152

NRR7

Equity-Income Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	46.65	38.44	20,234,444
2001	49.49	46.65	22,600,585
2000	46.01	49.49	21,038,589
1999	43.62	46.01	27,782,187
1998	39.39	43.62	34,627,026
1997	31.05	39.39	40,838,032
1996	27.44	31.05	43,073,117
1995	20.52	27.44	41,937,122
1994	19.36	20.52	30,415,281
1993	16.54	19.36	19,318,902
1992	14.28	16.54	8,648,323
1991	10.98	14.28	3,225,101
1990	13.09	10.98	1,391,751
1989	11.27	13.09	714,730

Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	58.20	40.35	20,757,290
2001	71.24	58.20	24,383,806
2000	80.67	71.24	27,415,095
1999	59.17	80.67	26,896,697
1998	42.76	59.17	22,783,884
1997	34.97	42.76	23,048,124
1996	30.80	34.97	26,772,269
1995	22.98	30.80	23,019,869
1994	23.22	22.98	17,470,386
1993	19.64	23.22	12,073,224
1992	18.15	19.64	8,401,957
1991	12.60	18.15	4,162,470
1990	14.42	12.60	1,654,455
1989	11.08	14.42	434,747

Overseas Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	23.36	18.47	7,374,961
2001	29.87	23.36	7,999,703
2000	37.22	29.87	9,548,983
1999	26.31	37.22	9,883,063
1998	23.52	26.31	9,537,903
1997	21.30	23.52	10,512,524
1996	19.00	21.30	11,419,855
1995	17.50	19.00	9,560,376
1994	17.37	17.50	14,336,196
1993	12.79	17.37	8,857,429
1992	14.47	12.79	1,983,970
1991	13.51	14.47	1,413,997
1990	13.89	13.51	1,086,588
1989	11.11	13.89	160,830

NRR7

Investment Grade Bond Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	23.59	25.82	32,703,011
2001	21.92	23.59	24,145,003
2000	19.87	21.92	9,859,092
1999	20.24	19.87	8,926,481
1998	18.75	20.24	11,642,575
1997	17.36	18.75	5,524,907
1996	16.99	17.36	4,615,384
1995	14.63	16.99	3,993,107
1994	15.35	14.63	3,151,087
1993	13.98	15.35	3,714,356
1992	13.24	13.98	2,651,021
1991	11.48	13.24	1,860,441
1990	10.93	11.48	486,509
1989	10.01	10.93	106,584

Asset Manager Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	28.28	25.61	17,468,730
2001	29.73	28.28	20,258,853
2000	31.19	29.73	21,456,550
1999	28.30	31.19	23,956,537
1998	24.80	28.30	27,415,335
1997	20.76	24.80	30,320,855
1996	18.29	20.76	33,062,627
1995	15.80	18.29	39,821,641
1994	16.99	15.80	56,621,559
1993	14.18	16.99	48,441,225
1992	12.80	14.18	22,395,511
1991	10.55	12.80	6,736,284
1990	9.98	10.55	1,376,582
1989*	10.00	9.98	223,855

* Period from 10/4/89 to 12/31/89

Index 500 Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	29.64	22.86	24,963,850
2001	33.99	29.64	27,462,144
2000	37.78	33.99	28,349,719
1999	31.60	37.78	32,433,379
1998	24.83	31.60	32,083,136
1997	18.90	24.83	28,695,264
1996	15.54	18.90	18,160,844
1995	11.44	15.54	7,333,800
1994	11.44	11.44	2,102,667
1993	10.53	11.44	1,509,615
1992*	10.00	10.53	637,942

* Period from 9/1/92 to 12/31/92

NRR7

Asset Manager: Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	19.09	16.00	8,906,952
2001	20.78	19.09	10,628,519
2000	23.93	20.78	11,618,664
1999	20.93	23.93	13,048,622
1998	17.95	20.93	14,675,155
1997	14.50	17.95	17,201,030
1996	12.20	14.50	12,261,937
1995*	10.00	12.20	4,035,434

* Period from 1/9/95 to 12/31/95

Contrafund Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	26.24	23.60	40,767,727
2001	30.14	26.24	44,556,842
2000	32.54	30.14	50,150,598
1999	26.40	32.54	55,465,802
1998	20.47	26.40	55,426,745
1997	16.66	20.47	57,789,065
1996	13.87	16.66	53,010,249
1995*	10.00	13.87	32,421,946

* Period from 1/9/95 to 12/31/95

Growth Opportunities Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	11.28	8.75	9,260,682
2001	13.29	11.28	10,258,207
2000	16.15	13.29	11,402,367
1999	15.62	16.15	18,899,900
1998	12.63	15.62	25,247,156
1997*	10.00	12.63	21,154,834

* Period from 1/27/97 to 12/31/97

Balanced Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	13.44	12.17	6,812,508
2001	13.77	13.44	6,524,741
2000	14.50	13.77	5,087,292
1999	13.98	14.50	6,804,534
1998	11.98	13.98	6,933,405
1997*	10.00	11.98	4,649,810

* Period from 1/27/97 to 12/31/97

NRR7

Growth & Income Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	15.27	12.63	16,659,748
2001	16.87	15.27	19,300,040
2000	16.29	16.87	20,361,443
1999	16.29	17.65	29,319,255
1998	12.68	16.29	32,986,321
1997*	10.00	12.68	18,798,233

* Period from 1/27/97 to 12/31/97

Mid Cap Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	10.76	9.63	33,776,281
2001	11.21	10.76	37,249,471
2000*	10.00	11.21	39,005,684

* Period from 4/30/2000 to 12/31/2000

Emerging Markets Debt Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	11.53	12.49	2,221,417
2001	10.56	11.53	796,705
2000	9.55	10.56	661,066
1999	7.44	9.55	345,928
1998	10.48	7.44	280,904
1997*	10.00	10.48	270,613

* Period from 11/24/97 to 12/31/97

Emerging Markets Equity Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	8.21	7.42	4,204,864
2001	8.85	8.21	3,252,653
2000	14.68	8.85	3,841,251
1999	7.56	14.68	4,154,981
1998	10.05	7.56	586,128
1997*	10.00	10.05	176,936

* Period from 11/24/97 to 12/31/97

Global Value Equity Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	12.15	10.02	2,813,450
2001	13.18	12.15	1,881,123
2000	11.92	13.18	1,292,317
1999	11.54	11.92	1,301,505
1998	10.25	11.54	1,504,399
1997*	10.00	10.25	214,479

* Period from 11/24/97 to 12/31/97

NRR7

International Magnum Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	9.20	7.59	2,779,571
2001	11.49	9.20	1,044,649
2000	13.23	11.49	914,945
1999	10.65	13.23	943,026
1998	9.86	10.65	998,415
1997*	10.00	9.86	126,071

* Period from 11/24/97 to 12/31/97

PBHG Growth II Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	10.46	7.22	5,880,158
2001	17.71	10.46	8,378,073
2000	21.42	17.71	13,635,724
1999	10.90	21.42	5,516,793
1998	10.15	10.90	439,863
1997*	10.00	10.15	198,868

* Period from 11/24/97 to 12/31/97

Consumer Industries Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	9.79	8.12	1,028,417
2001*	10.00	9.79	432,151

* Period from 7/30/2001 to 12/31/2001

Cyclical Industries Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	10.12	8.06	644,109
2001*	10.00	10.12	564,110

* Period from 7/30/2001 to 12/31/2001

Financial Services Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	9.74	8.56	3,115,998
2001*	10.00	9.74	2,202,737

* Period from 7/30/2001 to 12/31/2001

Health Care Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	10.17	8.36	4,557,594
2001*	10.00	10.17	4,706,009

* Period from 7/30/2001 to 12/31/2001

NRR7

Natural Resources Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	9.38	8.22	1,835,129
2001*	10.00	9.38	840,319

* Period from 7/30/2001 to 12/31/2001

Technology Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	9.46	5.84	4,287,252
2001*	10.00	9.46	3,452,570

* Period from 7/30/2001 to 12/31/2001

Telecommunications & Utilities Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	8.68	6.04	927,320
2001*	10.00	8.68	708,798

* Period from 7/30/2001 to 12/31/2001

Select Value Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	17.91	13.31	7,676,107
2001	17.75	17.91	14,159,037
2000	15.18	17.75	5,008,326
2000	15.18	17.75	5,008,326
1999	14.05	15.18	2,204,343
1998	10.27	14.05	1,331,167
1997*	10.00	10.27	71,061

* Period from 11/24/97 to 12/31/97

Small Cap Subaccount**

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	18.76	12.82	15,072,545
2001	17.83	18.76	18,719,085
2000	13.20	17.83	12,720,189
1999	11.48	13.20	2,934,512
1998	10.43	11.48	3,428,665
1997*	10.00	10.43	760,923

* Period from 11/24/97 to 12/31/97

** Formerly known as Small Cap Value

Select 20 Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	15.98	10.89	11,734,677
2001	25.24	15.98	15,736,712
2000	33.42	25.24	22,131,003
1999	16.80	33.42	19,184,426
1998	10.42	16.80	16,529,457
1997*	10.00	10.42	551,473

* Period from 11/24/97 to 12/31/97

NRR7

Technology & Communications Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	11.66	5.32	24,235,962
2001	24.65	11.66	30,510,326
2000	42.93	24.65	38,303,580
1999	12.94	42.93	31,566,100
1998	9.87	12.94	1,929,033
1997*	10.00	9.87	746,784

* Period from 11/24/97 to 12/31/97

Mid Cap Growth Fund II Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	14.30	8.86	8,064,253
2001	20.82	14.30	10,151,220
2000	24.65	20.82	13,834,781
1999	13.08	24.65	9,194,563
1998	10.25	13.08	832,891
1997*	10.00	10.25	139,945

* Period from 11/24/97 to 12/31/97

Opportunity Fund II Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	15.45	11.21	6,946,797
2001	16.17	15.45	7,337,234
2000	15.29	16.17	4,890,361
1999	11.43	15.29	3,180,619
1998	10.15	11.43	2,219,038
1997*	10.00	10.15	277,353

* Period from 11/24/97 to 12/31/97

International Focus Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	8.91	7.08	1,448,833
2001	11.56	8.91	1,694,951
2000	15.73	11.56	2,227,721
1999	10.33	15.73	1,244,582
1998	9.89	10.33	374,074
1997*	10.00	9.89	54,981

* Period from 11/24/97 to 12/31/97

NRR7

Global Post-Venture Capital Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	10.00	6.53	1,151,014
2001	14.13	10.00	1,562,797
2000	17.57	14.13	2,177,280
1999	10.83	17.57	694,255
1998	10.25	10.83	588,128
1997*	10.00	10.25	120,198

* Period from 11/24/97 to 12/31/97

Small Cap Growth Subaccount

Accumulation Unit Value at Beginning of Period		Accumulation Unit Value at End of Period	Number of Accumulation Units at End of Period
2002	11.15	7.33	4,640,144
2001	13.38	11.15	5,751,168
2000	16.47	13.38	6,592,349
1999	9.82	16.47	2,580,091
1998	10.19	9.82	1,848,787
1997*	10.00	10.19	596,845

* Period from 11/24/97 to 12/31/97

Accumulation Unit Values shown above are rounded to two decimal places. Percentage changes in Accumulation Unit Values were calculated using exact Accumulation Unit Values (six decimal places). The percentage changes shown are therefore more precise than the figures that would be obtained using the rounded Accumulation Unit values shown for the beginning and end of each period.

Certain contracts in this prospectus have been offered only as of December 7, 1988, and others only as of May 1, 1997. The financial information in the above table includes periods prior to December 7, 1988 because an earlier class of variable annuity contracts is also being funded through the Variable Account. Financial information reflects all classes of contracts. Because the three classes of contracts funded through the Variable Account have the same total asset-based charges, Accumulation Unit Values will be the same for all classes of contracts.

The financial statements of the Variable Account appear in the Statement of Additional Information.

NRR7

Table of Contents
of the Statement of Additional Information

Accumulation Units
Fixed Annuity Income Payments
Variable Annuity Income Payments
Hypothetical Illustrations of Annuity Income Payouts
General Information
Performance
Exchanges Among Subaccounts After the Annuity Date
Unavailability of Annuity Income Options in Certain Circumstances
IRS Required Distributions
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement
Independent Accountants
Financial Statements

Investment Company Act of 1940 File no. 811-5315
NRR7-pro-0403-01
1.756510.103

NRR7

INDIVIDUAL RETIREMENT ANNUITY
DISCLOSURE STATEMENT

1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Account (IRA). For this reason, it is important that you read this statement carefully.

Revocation

2. You are allowed to revoke or cancel your IRA within ten (10) days of the later of (1) the date of the application for the IRA; or (2) the date you receive the IRA contract. A revocation treats an IRA as if it never existed, and entitles you to a full refund of your entire contribution. FILI will refund the greater of: (1) your Purchase Payment in full, neither crediting your account for earnings, nor charging it with any administrative expenses, or (2) your contract value at the time of revocation plus any amount deducted from your contribution prior to such time.

You may revoke your IRA by mailing or delivering a notice of revocation to:

Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 580
Merrimack, NH 03054-0580

Any question regarding this procedure may be directed to a Fidelity Insurance Specialist at 1-800-544-2442.

Contributions

3. You may establish an IRA for the purpose of rolling over all or a portion of your distribution from a qualified plan, tax sheltered annuity or other IRA. If you retire, terminate your employment prior to retirement age, or become disabled, and you are entitled to a single sum distribution, all or a portion of the distribution may be transferred to a qualifying IRA tax-free if done within 60 days of receipt of the single sum distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the qualified plan distribution.

4. Subsequent contributions, other than additional rollover contributions from another qualified plan, tax sheltered annuity or IRA, will not be accepted.

5. No deduction is allowed for a rollover contribution which is not treated as income to the individual.

Investments

6 The assets in your IRA are nonforfeitable, subject to the surrender charges specified in the IRA contract.

7. The assets in your IRA cannot be commingled with other property except in a common trust fund or common investment fund.

8. No part of the IRA may be invested in life insurance or endowment contracts.

Distributions

9. Distributions from your IRA will be included in your gross income for Federal income tax purposes for the year in which you receive them except to the extent treated under the tax law as a recovery of non-deductible contribution if any.

10. To the extent it's included in gross income, a distribution from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is (1) rolled over or transferred to another IRA; (2) is made on account of your death or disability; (3) is one of a scheduled series of payments over your life or life expectancy or the joint lives or joint life expectancies of yourself and the second person designated by you; or (4) satisfies some other exception to this penalty tax.

11. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. Subsequent distributions must be made by December 31 of each year.

12. You may select one of the following methods of distribution for the assets of this IRA:

(a) Distribution as an annuity over your life or your life and the life of a second person designated by you;

(b) Distribution as an annuity for a period certain not to exceed your life expectancy or the joint life expectancy of yourself and a second person designated by you;

FVA-91200

(c) Single sum payment; or

(d) Partial withdrawals that, together with withdrawals from your other IRAs, satisfy the minimum distribution requirements discussed below.

(See Contract and Endorsement for a full description of these permissible distribution methods.)

13. Once distributions are required to begin, they must not be less than the amount each year (determined in accordance with IRS Regulations) which would exhaust the value of all your IRAs over the required distribution period. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.

14. If you die after distribution of the IRA has commenced, the remaining balance must continue to be distributed under the same or a more rapid method of distribution.

15. If you die before distribution of the IRA commences, the entire balance must be distributed to the beneficiary within five (5) years unless:

(a) The beneficiary is your surviving spouse and the beneficiary either treats the IRA as his or her own IRA or elects to receive payments over his or her own life or life expectancy commencing at any date prior to the later of (i) December 31 of the calendar year immediately following the calendar year of your death, or (ii) December 31 of the calendar year in which you would have reached age 70 1/2; or

(b) The beneficiary is not your surviving spouse and the beneficiary elects to have the IRA distributed over his or her life expectancy commencing on or before December 31 of the calendar year immediately following the calendar year of your death.

16. You may rollover all or a portion of your IRA into another IRA or individual retirement account and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.

Other Tax Considerations

17. Distributions are taxed as ordinary income under Federal income tax laws.

18. The tax treatment of single sum distributions under Section 402(e) of the Code is not applicable to distributions from IRAs.

19. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.

20 The Contract has not been approved as to form for use as an IRA by the Internal Revenue Service. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

21. Further information can be obtained from any district office of the Internal Revenue Service.

Prohibited Transactions

22. If any of the events prohibited by Section 4975 of the Code (such as any sale, exchange or leasing of any property between you and your IRA) occur during the existence of your IRA, your Contract will be disqualified and the entire balance in your Contract will be treated as if distributed to you, as of the first day of the year in which the prohibited event occurs. This "distribution" would be subject to ordinary income tax and, if you were under age 59 1/2 at the time, to the 10% penalty tax on premature distributions.

23. If you or your beneficiary borrow any money under, or by use of, all or a portion of your IRA, then your Contract will lose its qualification as an IRA, and the entire balance will be treated as a distribution to you and subject to a 10% penalty tax on premature distributions, discussed above.

Financial Information

24. The value of your investment will depend on how you allocate funds between the Fixed Account and the Subaccounts of the Variable Account. The Company guarantees that the portion of your contract value that is held in the Fixed Account will accrue interest daily at specified interest rates that vary from time to time. With respect to funds allocated to the Variable Account, the value will depend upon the actual investment performance of the subaccounts that you choose; no minimum value is guaranteed. See your prospectus for a more detailed description.

FVA-91200

25. As further described in the prospectus, the following are charges that the Company currently makes:

(a) Administrative Charge

The Company currently deducts an annual maintenance charge of $30 on each contract anniversary. This charge is currently waived if total payments, less any withdrawals, equal at least $25,000.

The Company also deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.05%. This charge is not made against the Fixed Account.

(b) Mortality and Expense Risk Charge

The Company deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.75%. This charge is not made against the Fixed Account.

(c) Portfolio Expenses

The portfolios associated with the Variable Account incur operating expenses and pay monthly management fees. The level of expenses vary by portfolio. This charge is not made against the Fixed Account.

FVA-91200

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

FIDELITY RETIREMENT RESERVES
STATEMENT OF ADDITIONAL INFORMATION
September 26, 2003

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Fidelity Investments Life Insurance Company through its Variable Annuity Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated September 26, 2003, without charge by calling 1-800-544-2442, or by accessing the SEC Internet website at (http://www.sec.gov).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS	PAGE
Accumulation Units	<Click Here>
Fixed Annuity Income Payments	<Click Here>
Variable Annuity Income Payments	<Click Here>
Hypothetical Illustrations of Annuity Income Payouts	<Click Here>
General Information	<Click Here>
Performance	<Click Here>
Exchanges Among Subaccounts After the Annuity Date	<Click Here>
Unavailability of Annuity Income Options in Certain Circumstances	<Click Here>
IRS Required Distributions	<Click Here>
Safekeeping of Variable Account Assets	<Click Here>
Distribution of the Contracts	<Click Here>
State Regulation	<Click Here>
Legal Matters	<Click Here>
Registration Statement	<Click Here>
Experts	<Click Here>
Financial Statements	<Click Here>

NRR7-ptb-0403-01
1.756511.103

ACCUMULATION UNITS

We credit your payments allocated to the variable Subaccounts in the form of Accumulation Units. The number of Accumulation Units credited to each Subaccount is determined by dividing the net payment allocated to that Subaccount by the Accumulation Unit Value for that Subaccount for the Valuation Period during which the payment is received. In the case of the initial payment, we credit Accumulation Units as explained in the prospectus. Accumulation Units are adjusted for any exchanges or transfers into or out of a Subaccount.

For each variable Subaccount the Accumulation Unit Value for the first Valuation Period of the Subaccount was set at $10.00. The Accumulation Unit Value for each subsequent Valuation Period is the Net Investment Factor for that period, multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

Each variable Subaccount has a Net Investment Factor (also referred to as the "Total Return"). The Net Investment Factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for each Subaccount for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:

(a) Is the value of the assets at the end of the preceding Valuation Period;

(b) Is the investment income and capital gains, realized or unrealized, credited during the current valuation period;

(c) Is the sum of:

(1) The capital losses, realized or unrealized, charged during the current valuation period plus any amount charged or set aside for taxes during the current Valuation Period; plus

(2) The deduction from the Subaccount during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 0.80%.

The Net Investment Factor may be greater than or less than one. If it is greater than one, the Accumulation Unit Value will increase; if less than one, the Accumulation Unit Value will decrease.

FIXED ANNUITY INCOME PAYMENTS

The amount of monthly annuity income payments for a selected fixed annuity income option or the fixed portion of a selected combination annuity income option is calculated by applying the proceeds payable to the income payment rates for the option selected. Annuity income payments will be the larger of:

(a) The income based on the rates shown in the contract's Annuity Tables for the option chosen; and

(b) The income calculated by applying the proceeds as a single premium to our single premium annuity rates in effect on the date of the first income payment for the same plan.

Annuity income payments under a fixed annuity or fixed portion of a combination annuity will not vary in dollar amount and will not be affected by the investment performance of the Variable Account. Amounts used to purchase a fixed annuity may not be later transferred to a variable annuity.

VARIABLE ANNUITY INCOME PAYMENTS

If a variable annuity is selected, annuity income payments will vary in amount in accordance with the investment performance of the elected Subaccounts of the Variable Account. If a combination annuity is selected, annuity income payments attributable to the variable portion of the annuity will likewise vary. On the Annuity Date, the amount of the first annuity income payment is calculated by applying the proceeds payable to the annuity table shown in the Contract (or any more favorable annuity rates we may offer on the Annuity Date) for the option chosen.

The dollar amount of the first annuity income payment attributable to each variable Subaccount is then divided by each Subaccount's then current Annuity Unit Value (Annuity Units are explained in the prospectus) to establish the total number of Annuity Units that will be the basis for determining later annuity income payments. Annuity income payments after the first will be equal to the sum of the number of Annuity Units determined in this manner for each Subaccount multiplied by the then current Annuity Unit Value for each Subaccount, which (as explained in the prospectus) depends upon the Net Investment Factor for the subaccount adjusted by a factor to neutralize the assumed rate of return used in the calculation of annuity income payments. The number of Annuity Units remains fixed for all annuity income payments, unless a transfer is made. The dollar amount of the annuity income payments may change from payment to payment. We guarantee that the dollar amount of each annuity income payment after the first will not be affected by variations in mortality experience from the mortality assumptions used to determine the first annuity income payment.

To illustrate the above description of how annuity income payments are determined, consider the following example. A male age 65 applies $50,000 to purchase a lifetime income for himself with payments to be made for at least 10 years (even if the Annuitant dies shortly after payments have begun). Annuity income payments are to be made on a monthly basis with the first annuity income payment to be made immediately. The variable pay-out option is chosen with the amount of each income payment dependent on the actual investment performance of the subaccounts that are selected. Using an Assumed Investment Rate of 3.5%, the initial monthly income amount is $315.00. The investment selection is 50% in Portfolio A and 50% in Portfolio B.

At Annuitization		Portfolio A	Portfolio B
(a)	Initial Monthly Annuity Income Payment	$ 157.50	$ 157.50
(b)	Annuity Unit Value	1.23456	1.32465
(c)	Income in Units	127.576	118.899

The monthly annuity income payment allocated to each Subaccount is translated into Annuity Units using the Annuity Unit Value at the time of annuitization. Since each Subaccount is likely to have a different Annuity Unit Value, the total number of Annuity Units is not informative, rather you need to look at:

	# Annuity Units	X	Annuity Unit Value	=	Annuity Income Payment
Portfolio A	127.576		1.23456		157.50
Portfolio B	118.899		1.32465		157.50
					$315.00

Assume that during the next month, the investment results for each subaccount are:

		Portfolio A	Portfolio B
(d)	Actual Net Investment Results	.4074%	.1652%
(e)	Assumed Investment Results	.2871%	.2871%
(f)	Relative Performance Factor	1.00120	.99878

Line (d) shows the net investment result after the charge for assuming mortality and expense risks and the administrative charge (0.80% on an annual basis) and the charge for investment advisory fees and fund expenses. Line (e) shows the investment results that were assumed in the calculation of the initial monthly annuity income payment, 3.5% on an annual basis. Line (f) represents how much $1 invested at the start of the month in each of the subaccounts would have grown relative to $1 earning 3.5%. The formula for calculating the Relative Performance Factor is (1 + (d)) divided by (1 + (e)).

Note that since line (f) is more than 1 for Portfolio A and less than 1 for Portfolio B, the Portfolio A subaccount has earned more than 3.5% on an annual basis while the Portfolio B subaccount has earned less than 3.5% on an annual basis.

The Annuity Unit Value grows with the actual investment performance relative to the assumption of 3.5%. If a Subaccount earns more than 3.5% on an annual basis, then the Annuity Unit Value will increase. Conversely, if less than 3.5% is earned, the Annuity Unit Value will decrease. The Annuity Unit Value at the time of the second monthly income payment is the Annuity Unit Value for the prior month (line b) multiplied by the Relative Performance Factor (line f).

		Portfolio A	Portfolio B
(b)	Annuity Unit Value (prior)	1.23456	1.32465
(f)	Relative Performance Factor	1.00120	.99878
(g)	Annuity Unit Value (current)	1.23604	1.32303

Except for exchanges between Subaccounts, the number of Annuity Units remains fixed throughout the lifetime of the Annuitant. The value of each annuity income payment, however, varies because the Annuity Unit Value is usually changing as a result of investment experience. The second monthly payment is calculated by multiplying the number of payment units by the current Annuity Unit Value.

		Portfolio A	Portfolio B
(c)	Monthly Income in Units	127.576	118.899
(g)	Annuity Unit Value (current)	1.23604	1.32303
(h)	Monthly Income (in dollars)	$ 157.69	$ 157.31

Note that the Annuity Unit Value and the Monthly Income for the Portfolio A portion of the payment has increased whereas the opposite is true for the Portfolio B portion. The second monthly annuity income payment would be the sum for each Subaccount, or $315.00.

To illustrate the possible volatility of the annuity income payments, assume that during the following month, the investment results for each Subaccount are:

		Portfolio A	Portfolio B
(i)	Actual Net Investment Results	15.50%	-13.00%
(e)	Assumed Investment Results	.2871%	.2871%
(j)	Relative Performance Factor	1.15169	.86751

The Annuity Unit Value at the time of the third monthly annuity income payment is the Annuity Unit Value for the prior month (line g) multiplied by the Relative Performance Factor (line j):

		Portfolio A	Portfolio B
(g)	Annuity Unit Value (prior)	1.23604	1.32303
(j)	Relative Performance Factor	1.15169	.86751
(k)	Annuity Unit Value (current)	1.42353	1.14774

The third monthly annuity income amount is calculated by multiplying the number of payment units by the current Annuity Unit Value:

		Portfolio A	Portfolio B
(c)	Income in Units	127.576	118.899
(k)	Annuity Unit Value (current)	1.42353	1.14774
(h)	Monthly Income (in dollars)	$ 181.61	$ 136.47

Note that the Annuity Unit Value and the Monthly Income for Portfolio A portion of the income amount have again increased but to a much greater extent than before whereas the opposite is true for the Portfolio B portion. The third monthly annuity income payment would be the sum for each subaccount, or $318.08.

An illustration of annuity income payments under various rates appears in the tables on pages <Click Here> and <Click Here>. The monthly equivalents of the annual net returns of -1.92%, 3.50%, 3.96%, 5.93%, 7.89% and 9.85% shown in the tables are -0.16%, 0.29%, 0.32%, 0.48%, 0.63% and 0.79%.

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on the assets in the selected portfolios were a uniform gross annual rate of 0%, 5.53%, 6%, 8%, 10% and 12%. The values would be different from those shown if the returns averaged 0%, 5.53%, 6%, 8%, 10% or 12% but fluctuated over and under those averages throughout the years.

The tables reflect the fact that the Total Return of the Subaccounts is lower than the gross return of the selected portfolios. The tables reflect the daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.75% and the daily administrative charge which is equivalent to an effective annual charge of 0.05%. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 1.13% of the average daily net assets of the selected portfolios. This 1.13% figure consists of assumed management fees of 0.67% and assumed operating expenses of 0.46%, figures based on the average of current management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 1.13%, will vary from year to year, and will depend on how you allocate your investment base. See the current prospectuses for the Funds for more complete information. The monthly annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income payments is generally described in the section of your current prospectus entitled "Tax Considerations."

The tables show both the gross rate and the net rate. The difference between gross and net rates represent the 0.80% risk and administrative charges and the assumed 1.13% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.93%.

Two tables follow. The first table assumes 100% of the Contract Value is allocated to a variable annuity income option; the second table assumes 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate Fidelity Investments Life offered on the fixed annuity income option at the date of the illustration. Both illustrations assume that the final value of the accumulation account is $50,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and the assumption that the Subaccounts' Total Return will be 3.5% per year. Thus, actual performance greater than a net return of 3.5% will result in increasing annuity income payments and performance less than 3.5% per year will result in decreasing annuity income payments. We may offer alternative Assumed Investment Returns from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

These tables show the monthly income payments for several hypothetical constant rates of return. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

ANNUITY PAY-OUT ILLUSTRATION
(100% VARIABLE PAYOUT)

ANNUITANT: John Doe

GROSS AMOUNT OF CONTRACT VALUE APPLIED: $50,000

DATE OF BIRTH: 8/1/1938 STATE PREMIUM TAX: 0%

SEX: Male DATE OF ILLUSTRATION: 8/1/2003

ANNUITY OPTION SELECTED: Lifetime Income with annuity income payments guaranteed for 10 years(1)

FREQUENCY OF ANNUITY
INCOME PAYMENTS: Monthly payments with first payment the first of the month after annuitization

FIXED MONTHLY ANNUITY INCOME PAYMENT AVAILABLE ON THE DATE OF THE ILLUSTRATION IF 100% FIXED ANNUITY OPTION SELECTED: $326.50

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO THE VARIABLE PAYOUT

NET RETURN AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, NO MINIMUM DOLLAR AMOUNT IS GUARANTEED

AMOUNT OF FIRST MONTHLY ANNUITY INCOME PAYMENT IN YEAR SHOWN
ASSUMING A CONSTANT ANNUAL INVESTMENT RETURN OF:

			Gross:	0.00%	5.53%	6.00%	8.00%	10.00%	12.00%
PAYMENT YEAR	CALENDAR YEAR	AGE	Net(2):	-1.92%	3.50%	3.96%	5.93%	7.89%	9.85%
1	2003	65		304	304	304	304	304	304
2	2004	66		288	304	305	311	317	323
3	2005	67		273	304	307	318	330	342
4	2006	68		259	304	308	326	344	363
5	2007	69		245	304	309	334	359	386
10	2012	74		187	304	316	375	442	520
15	2017	79		143	304	323	421	544	700
20	2022	84		109	304	331	472	669	942

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED THE RATES SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. SINCE IT IS HIGHLY LIKELY THAT INVESTMENT RETURNS WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (TO THE EXTENT THAT IS BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY FIDELITY INVESTMENTS LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

(1) Monthly annuity income payments cease upon the death of the Annuitant if the Annuitant dies after the 10 year Guarantee Period. If the Annuitant dies during the Guarantee period, annuity income payments will continue until the end of the Period. The cumulative amount of annuity income payments received under the annuity depends on how long the Annuitant lives after the Guarantee Period. An annuity pools the mortality experience of annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

(2) The illustrated net return reflects the deduction of average fund expenses and the 0.80% risk/administrative charge from the gross return.

ANNUITY PAY-OUT ILLUSTRATION
(50% VARIABLE - 50% FIXED PAYOUT)

ANNUITANT: John Doe

GROSS AMOUNT OF CONTRACT VALUE APPLIED: $50,000

DATE OF BIRTH: 2/1/1938 STATE PREMIUM TAX: 0%

SEX: Male DATE OF ILLUSTRATION: 8/1/2003

ANNUITY OPTION SELECTED: Lifetime Income with annuity income payments guaranteed for 10 years(1)

FREQUENCY OF ANNUITY
INCOME PAYMENTS: Monthly payments with first payment the first of the month after annuitization

FIXED MONTHLY ANNUITY INCOME PAYMENT AVAILABLE ON THE DATE OF THE ILLUSTRATION IF 100% FIXED ANNUITY OPTION SELECTED: $326.50

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO THE VARIABLE PAYOUT AND 50% TO THE FIXED PAYOUT

NET RETURN AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN $163.25. THE MONTHLY GUARANTEED PAYMENT OF $163.25 IS BEING PROVIDED BY THE $25,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

AMOUNT OF FIRST MONTHLY ANNUITY INCOME PAYMENT IN YEAR SHOWN
ASSUMING A CONSTANT ANNUAL INVESTMENT RETURN OF:
			Gross:	0.00%	5.53%	6.00%	8.00%	10.00%	12.00%
PAYMENT YEAR	CALENDAR YEAR	AGE	Net(2):	-1.92%	3.50%	3.96%	5.93%	7.89%	9.85%
1	2003	65		315	315	315	315	315	315
2	2004	66		307	315	316	319	322	325
3	2005	67		300	315	317	322	328	334
4	2006	68		293	315	317	326	335	345
5	2007	69		286	315	318	330	343	356
10	2012	74		257	315	321	351	384	423
15	2017	79		235	315	325	374	435	513
20	2022	84		218	315	329	399	498	634

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED THE RATES SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. SINCE IT IS HIGHLY LIKELY THAT INVESTMENT RETURNS WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (TO THE EXTENT THAT IS BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY FIDELITY INVESTMENTS LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

(1) Monthly annuity income payments cease upon the death of the Annuitant if the Annuitant dies after the 10 year Guarantee Period. If the Annuitant dies during the Guarantee period, annuity income payments will continue until the end of the Period. The cumulative amount of annuity income payments received under the annuity depends on how long the Annuitant lives after the Guarantee Period. An annuity pools the mortality experience of annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

(2) The illustrated net return reflects the deduction of average fund expenses and the 0.80% risk/administrative charge from the gross return.

GENERAL INFORMATION

We may advertise quotes of Contract Owners discussing Fidelity Retirement Reserves or services provided by Fidelity Investments Life. We may also advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a plan, a policyowner invests a fixed dollar amount in a Subaccount thereby purchasing fewer units when prices are high and more units when prices are low. While such a strategy does not assume a profit nor guard against a loss in a declining market, the Contract Owner's average cost per unit can be lower than if fixed numbers of units had been purchased at those intervals. In evaluating such a plan, Contract Owners should consider their ability to continue purchasing units through periods of low price levels. In addition, we may from time to time use statistics in advertising to support the growth of annuity sales. Information to support these statistics may be obtained from the Life Insurance Marketing Research Association, A.M. Best, American Council of Life Insurers or the Variable Annuity Research and Data Service.

From time to time, we may reprint and use as advertising and sales literature, articles or quotes from financial or business publications and periodicals. In addition, we may reference or discuss the products and services of other affiliated companies, which may include: Fidelity funds; retirement investing; brokerage products and services; saving for college; and charitable giving.

We may also provide information to help individuals understand their investment goals and explore various financial strategies. In communicating these strategies, we may:

  compare the differences between tax deferred and taxable investments;
  discuss factors to consider when purchasing the contract;
  discuss the effects of probate when transferring the contract to heirs;
  discuss traditional sources of retirement income and products which may be used to supplement that income;
  discuss effects of inflation on fixed-income sources and how the variable investment options may be used as a potential hedge against inflation during the deferral and income periods;
  illustrate and compare the effects additional payments have on a contract;
  discuss strategies of reducing risk through diversification of purchase payments and providing hypothetical investment mixes;
  discuss past returns of different classes of investments based on data supplied through various sources such as Ibbotson Associates of Chicago, Illinois; and
  assist policyholders with inquiries regarding their annuity.

This information may be obtained from various sources such as the U.S. Department of the Treasury, U.S. Department of Labor, Statistical Abstract of the U.S. and Individual Annuitant Mortality Table. We may present this information through various methods such as charts, graphs, illustrations, and tables.

You may purchase the Contract with proceeds from various sources such as transactions qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings. Also, we receive fees from the funds' Advisers for administrative services we provide.

PERFORMANCE

Performance information for any Subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue's Money Market Institutional Averages and other indices; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

The following tables below provide performance results for each Subaccount through December 31, 2002. The performance information is based on the historical investment experience of the Subaccounts and of the Portfolios. It does not indicate or represent future performance.

Total Return

Total returns quoted in advertising reflect all aspects of a Subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the Subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

Table 1 shows the average annual total return on a hypothetical investment in the Subaccounts for the last year, from the date that the Portfolios began operations, and, for Portfolios in existence for five years or more, for five years, assuming that the Contract was surrendered December 31, 2002. For any Portfolio in existence ten years or more, figures are shown for a ten year period. Life returns are also shown from the date that each Portfolio began in the separate account. The average annual total returns shown in Table 1 are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1 +T)n = ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. The returns reflect the risk and administrative charge of 0.80% (1% on an annual basis prior to November 1, 1997) and the maintenance charge. Since the Contract is intended as a long-term product, the table also shows the average annual total return assuming that no money was withdrawn from the Contract. The average annual total return is also shown for Contracts with at least $25,000 of premium and assuming no money is withdrawn from the Contract. The average annual total return would be larger for these Contracts because there is currently no maintenance charge on these larger Contracts. The first column shows the average annual total return as if the maintenance charge applied. The second column shows the average annual total return as if the maintenance charge did not apply.

Table 1: Average Annual Total Return for Period Ending on December 31, 2002.

(a) One Year Average Annual Total Return For Contracts Issued on December 31, 2001:

Fidelity	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Asset Manager	-9.48%	-9.46%
Asset Manager: Growth	-16.22%	-16.20%
Balanced	-9.47%	-9.45%
Contrafund	-10.09%	-10.07%
Dynamic Capital Appreciation[1]	-7.97%	-7.95%
Equity-Income	-17.63%	-17.61%
Growth	-30.69%	-30.67%
Growth & Income	-17.30%	-17.28%
Growth Opportunities	-22.49%	-22.47%
High Income	2.60%	2.62%
Index 500	-22.89%	-22.87%
Investment Grade	9.44%	9.46%
Mid Cap	-10.56%	-10.54%
Money Market	0.86%	0.88%
Overseas	-20.94%	-20.92%
Value Strategies[1]	N/A	N/A
Consumer Industries	-17.05%	-17.03%
Cyclical Industries	-20.34%	-20.32%
Financial Services	-12.14%	-12.12%
Health Care	-17.77%	-17.75%
Natural Resources	-12.30%	-12.28%
Real Estate[1]	N/A	N/A
Technology	-38.31%	-38.29%
Telecommunications & Utilities	-30.49%	-30.47%
Morgan Stanley
Emerging Markets Debt	8.33%	8.35%
Emerging Markets Equity	-9.65%	-9.63%
Global Value Equity	-17.55%	-17.53%
International Magnum	-17.50%	-17.48%
PBHG
Growth II	-31.01%	-30.99%
Select Value	-25.69%	-25.67%
Select 20	-31.91%	-31.89%
Small Cap[2]	-31.68%	-31.66%
Technology & Communications	-54.38%	-54.36%
Strong
Mid Cap Growth Fund II	-38.07%	-38.05%
Opportunity Fund II	-27.42%	-27.40%
Credit Suisse
Global Post-Venture Capital	-34.70%	-34.68%
International Focus	-20.57%	-20.55%
Small Cap Growth	-34.24%	-34.22%

1 The subaccount investing in the fund was not available until the date of this SAI. FMR has, however, been managing the fund since it commenced operations on September 25, 2000 (for VIP Dynamic Capital Appreciation fund), February 20, 2002 (for VIP Value Strategies fund) and November 6, 2002 (for VIP Real Estate fund). The returns reflect the performance of the subaccount as if the subaccount had been available on September 25, 2000 (for VIP Dynamic Capital Appreciation fund), February 20, 2002 (for VIP Value Strategies fund) and November 6, 2002 (for VIP Real Estate fund), which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one year of performance.

2 Formerly known as PBHG Small Cap Value

(b) Average Annual Total Return If Contract Issued at Commencement of Portfolio (which in most cases it was not):

Subaccount	Portfolio's Start Date	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	9/6/89	7.33%	7.36%
Asset Manager: Growth	1/3/95	6.02%	6.04%
Balanced	1/3/95	5.27%	5.28%
Contrafund	1/3/95	11.27%	11.29%
Dynamic Capital Appreciation[1]	9/25/00	-22.82%	-22.81%
Equity-Income	10/9/86	8.95%	9.01%
Growth	10/9/86	9.32%	9.37%
Growth & Income	12/31/96	4.24%	4.25%
Growth Opportunities	1/3/95	3.99%	4.01%
High Income	9/19/85	5.70%	5.75%
Index 500	8/27/92	8.36%	8.38%
Investment Grade	12/5/88	6.96%	7.00%
Mid Cap	12/28/98	14.74%	14.75%
Money Market	4/1/82	5.24%	5.31%
Overseas	1/28/87	3.22%	3.27%
Value Strategies[1]	2/20/02	-24.48%	-24.46%
Consumer Industries	7/18/01	-13.91%	-13.90%
Cyclical Industries	7/18/01	-14.28%	-14.26%
Financial Services	7/18/01	-10.89%	-10.87%
Health Care	7/18/01	-11.55%	-11.53%
Natural Resources	7/19/01	-10.83%	-10.82%
Real Estate[1]	11/6/02	17.65%	17.67%
Technology	7/19/01	-31.37%	-31.35%
Telecommunications & Utilities	7/19/01	-29.96%	-29.94%
Morgan Stanley
Emerging Markets Debt	6/16/97	3.19%	3.20%
Emerging Markets Equity	10/1/96	-5.13%	-5.12%
Global Value Equity	1/2/97	3.28%	3.29%
International Magnum	1/2/97	-3.12%	-3.10%
PBHG
Growth II	5/1/97	-4.76%	-4.74%
Select Value	10/28/97	5.94%	5.96%
Select 20	9/25/97	0.84%	0.85%
Small Cap	10/28/97	4.95%	4.96%
Technology & Communications	5/1/97	-9.80%	-9.79%
Strong
Mid Cap Growth Fund II	12/31/96	1.75%	1.76%
Opportunity Fund II	5/8/92	10.61%	10.63%
Credit Suisse
Global Post-Venture Capital	9/30/96	-5.64%	-5.62%
International Focus	6/30/95	-2.85%	-2.83%
Small Cap Growth	6/30/95	1.94%	1.96%

Average Annual Total Return From Date When Portfolio Began in Separate Account.

Subaccount	Date Portfolio Began In Separate Account	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	10/4/89	7.33%	7.35%
Asset Manager: Growth	1/9/95	6.05%	6.06%
Balanced	1/3/95	5.27%	5.28%
Contrafund	1/9/95	11.34%	11.36%
Dynamic Capital Appreciation[1]	9/26/03	N/A	N/A
Equity-Income	2/10/88	9.42%	9.46%
Growth	2/10/88	9.78%	9.82%
Growth & Income	12/31/96	4.24%	4.25%
Growth Opportunities	1/3/95	3.99%	4.01%
High Income	2/29/88	4.74%	4.78%
Index 500	9/1/92	8.31%	8.33%
Investment Grade	12/30/88	6.97%	7.00%
Mid Cap	4/30/00	-1.43%	-1.41%
Money Market	1/29/88	4.39%	4.43%
Overseas	2/10/88	4.17%	4.20%
Value Strategies[1]	9/26/03	N/A	N/A
Consumer Industries	7/30/01	-13.65%	-13.63%
Cyclical Industries	7/30/01	-14.08%	-14.07%
Financial Services	7/30/01	-10.35%	-10.33%
Health Care	7/30/01	-11.85%	-11.83%
Natural Resources	7/30/01	-12.86%	-12.85%
Real Estate[1]	9/26/03	N/A	N/A
Technology	7/30/01	-31.51%	-31.49%
Telecommunications & Utilities	7/30/01	-29.88%	-29.86%
Morgan Stanley
Emerging Markets Debt	11/24/97	4.44%	4.45%
Emerging Markets Equity	11/24/97	-5.69%	-5.68%
Global Value Equity	11/24/97	0.02%	0.04%
International Magnum	11/24/97	-5.27%	-5.26%
PBHG
Growth II	11/24/97	-6.21%	-6.19%
Select Value	11/24/97	5.75%	5.77%
Select 20	11/24/97	1.66%	1.68%
Small Cap	11/24/97	4.97%	4.98%
Technology & Communications	11/24/97	-11.64%	-11.63%
Strong
Mid Cap Growth Fund II	11/24/97	-2.36%	-2.35%
Opportunity Fund II	11/24/97	2.26%	2.27%
Credit Suisse
Global Post-Venture Capital	11/24/97	-8.02%	-8.00%
International Focus	11/24/97	-6.55%	-6.54%
Small Cap Growth	11/24/97	-5.91%	-5.90%

(c) Five Year Average Annual Total Return If Contract Issued on December 31, 1997:

	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	0.63%	0.64%
Asset Manager: Growth	-2.29%	-2.27%
Balanced	0.30%	0.31%
Contrafund	2.86%	2.88%
Equity-Income	-0.50%	-0.49%
Growth	-1.17%	-1.15%
Growth & Income	-0.08%	-0.07%
Growth Opportunities	-7.10%	-7.09%
High Income	-6.80%	-6.79%
Index 500	-1.65%	-1.64%
Investment Grade	6.60%	6.61%
Money Market	3.70%	3.71%
Overseas	-4.73%	-4.72%
Morgan Stanley
Emerging Markets Debt	3.56%	3.58%
Emerging Markets Equity	-5.91%	-5.89%
Global Value Equity	-0.47%	-0.46%
International Magnum	-5.10%	-5.09%
PBHG
Growth II	-6.61%	-6.60%
Select Value	5.32%	5.33%
Select 20	0.87%	0.88%
Small Cap	4.19%	4.21%
Technology & Communications	-11.64%	-11.62%
Strong
Mid Cap Growth Fund II	-2.89%	-2.88%
Opportunity Fund II	2.01%	2.02%
Credit Suisse
Global Post-Venture Capital	-8.64%	-8.62%
International Focus	-6.47%	-6.46%
Small Cap Growth	-6.38%	-6.37%

(d) Ten year average annual total return if contract issued on December 31, 1992:

Investment Option	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	6.07%	6.09%
Equity-Income	8.78%	8.80%
Growth	7.44%	7.46%
High Income	2.52%	2.54%
Index 500	8.04%	8.06%
Investment Grade	6.31%	6.33%
Money Market	3.74%	3.76%
Overseas	3.73%	3.75%

Table 2: Cumulative Total Return For Periods Beginning at Commencement of Portfolios and Ending on December 31, 2002:

Subaccount	Portfolio's Start Date	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	9/6/89	156.72%	157.65%
Asset Manager: Growth	1/3/95	59.62%	59.82%
Balanced	1/3/95	50.76%	50.96%
Contrafund	1/3/95	134.96%	135.25%
Dynamic Capital Appreciation[1]	9/25/00	-44.37%	-44.35%
Equity-Income	10/9/86	302.54%	305.59%
Growth	10/9/86	325.00%	328.20%
Growth & Income	12/31/96	28.30%	28.42%
Growth Opportunities	1/3/95	36.72%	36.90%
High Income	9/19/85	160.76%	163.16%
Index 500	8/27/92	129.63%	130.09%
Investment Grade	12/5/88	158.05%	159.18%
Mid Cap	12/28/98	73.56%	73.65%
Money Market	4/1/82	188.74%	192.94%
Overseas	1/28/87	65.62%	66.86%
Value Strategies[1]	2/20/02	-21.45%	-21.44%
Consumer Industries	7/18/01	-19.59%	-19.56%
Cyclical Industries	7/18/01	-20.08%	-20.06%
Financial Services	7/18/01	-15.44%	-15.42%
Health Care	7/18/01	-16.35%	-16.33%
Natural Resources	7/19/01	-15.34%	-15.31%
Real Estate[1]	11/6/02	2.48%	2.48%
Technology	7/19/01	-42.10%	-42.08%
Telecommunications & Utilities	7/19/01	-40.37%	-40.35%
Morgan Stanley
Emerging Markets Debt	6/16/97	19.00%	19.10%
Emerging Markets Equity	10/1/96	-28.06%	-27.99%
Global Value Equity	1/2/97	21.35%	21.46%
International Magnum	1/2/97	-17.30%	-17.22%
PBHG
Growth II	5/1/97	-24.14%	-24.07%
Select Value	10/28/97	34.83%	34.93%
Select 20	9/25/97	4.48%	4.57%
Small Cap	10/28/97	28.41%	28.51%
Technology & Communications	5/1/97	-44.30%	-44.24%
Strong
Mid Cap Growth Fund II	12/31/96	10.96%	11.07%
Opportunity Fund II	5/8/92	192.87%	193.47%
Credit Suisse
Global Post-Venture Capital	9/30/96	-30.45%	-30.37%
International Focus	6/30/95	-19.52%	-19.41%
Small Cap Growth	6/30/95	15.55%	15.70%

1 The subaccount investing in the fund was not available until the date of this SAI. FMR has, however, been managing the fund since it commenced operations on September 25, 2000 (for VIP Dynamic Capital Appreciation fund), February 20, 2002 (for VIP Value Strategies fund) and November 6, 2002 (for VIP Real Estate fund). The returns reflect the performance of the subaccount as if the subaccount had been available on September 25, 2000 (for VIP Dynamic Capital Appreciation fund), February 20, 2002 (for VIP Value Strategies fund) and November 6, 2002 (for VIP Real Estate fund), which it was not. FILI will begin to show the investment performance for the subaccount once the subaccount has had one year of performance.

Cumulative Total Return From Date When Portfolio Began in Separate Account.

Subaccount	Date Portfolio Began in Separate Account	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	10/4/89	155.15%	156.06%
Asset Manager: Growth	1/9/95	59.78%	59.98%
Balanced	1/3/95	50.76%	50.96%
Contrafund	1/9/95	135.67%	135.96%
Dynamic Capital Appreciation[1]	9/26/03	N/A	N/A
Equity-Income	2/10/88	282.27%	284.38%
Growth	2/10/88	301.31%	303.50%
Growth & Income	12/31/96	28.30%	28.42%
Growth Opportunities	1/3/95	36.72%	36.90%
High Income	2/29/88	98.96%	100.09%
Index 500	9/1/92	128.15%	128.60%
Investment Grade	12/30/88	156.92%	158.02%
Mid Cap	4/30/00	-3.76%	-3.72%
Money Market	1/29/88	89.88%	90.98%
Overseas	2/10/88	83.68%	84.72%
Value Strategies[1]	9/26/03	N/A	N/A
Consumer Industries	7/30/01	-18.83%	-18.81%
Cyclical Industries	7/30/01	-19.41%	-19.39%
Financial Services	7/30/01	-14.39%	-14.37%
Health Care	7/30/01	-16.41%	-16.39%
Natural Resources	7/30/01	-17.78%	-17.76%
Real Estate[1]	9/26/03	N/A	N/A
Technology	7/30/01	-41.62%	-41.60%
Telecommunications & Utilities	7/30/01	-39.63%	-39.61%
Morgan Stanley
Emerging Markets Debt	11/24/97	24.81%	24.90%
Emerging Markets Equity	11/24/97	-25.86%	-25.80%
Global Value Equity	11/24/97	0.12%	0.19%
International Magnum	11/24/97	-24.14%	-24.09%
PBHG
Growth II	11/24/97	-27.89%	-27.83%
Select Value	11/24/97	33.03%	33.12%
Select 20	11/24/97	8.78%	8.87%
Small Cap	11/24/97	28.08%	28.17%
Technology & Communications	11/24/97	-46.84%	-46.79%
Strong
Mid Cap Growth Fund II	11/24/97	-11.49%	-11.41%
Opportunity Fund II	11/24/97	12.07%	12.15%
Credit Suisse
Global Post-Venture Capital	11/24/97	-34.73%	-34.67%
International Focus	11/24/97	-29.24%	-29.18%
Small Cap Growth	11/24/97	-26.74%	-26.68%

(c) Cumulative Total Return for Five Year Period from 12/31/97 through 12/31/2002:

Subaccount	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	3.18%	3.26%
Asset Manager: Growth	-10.93%	-10.87%
Balanced	1.51%	1.58%
Contrafund	15.17%	15.24%
Dynamic Capital Appreciation[1]	N/A	N/A
Equity-Income	-2.49%	-2.42%
Growth	-5.71%	-5.64%
Growth & Income	-0.40%	-0.33%
Growth Opportunities	-30.82%	-30.76%
High Income	-29.69%	-29.64%
Index 500	-7.99%	-7.92%
Investment Grade	37.63%	37.72%
Money Market	19.92%	20.00%
Overseas	-21.53%	-21.47%
Value Strategies[1]	N/A	N/A
Real Estate[1]	N/A	N/A
Morgan Stanley
Emerging Markets Debt	19.14%	19.23%
Emerging Markets Equity	-26.25%	-26.19%
Global Value Equity	-2.33%	-2.26%
International Magnum	-23.03%	-22.97%
PBHG
Growth II	-28.97%	-28.92%
Select Value	29.56%	29.65%
Select 20	4.42%	4.50%
Small Cap	22.80%	22.89%
Technology & Communications	-46.13%	-46.08%
Strong
Mid Cap Growth Fund II	-13.65%	-13.58%
Opportunity Fund II	10.45%	10.53%
Credit Suisse
Global Post-Venture Capital	-36.34%	-36.28%
International Focus	-28.43%	-28.37%
Small Cap Growth	-28.10%	-28.04%

(d) Cumulative Total Return for Ten Year Period from 12/31/92 through 12/31/2002:

	Return If Contract Continued or Surrendered and Maintenance Charge Applied	Return If Contract Continued or Surrendered and Maintenance Charge Not Applicable
Fidelity
Asset Manager	80.24%	80.58%
Equity-Income	131.94%	132.36%
Growth	105.02%	105.40%
High Income	28.27%	28.51%
Index 500	116.78%	117.18%
Investment Grade	84.38%	84.73%
Money Market	44.33%	44.61%
Overseas	44.19%	44.46%

Yields

Some Subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load. Yields quoted in advertising may be based on historical seven day periods.

Current yield for Money Market Subaccount reflects the income generated by a Subaccount over a 7 day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period adjusting for the maintenance charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Money Market Subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7 day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according the formula Effective Yield = [(Base Period Return + 1) 365/7] - 1. Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield. For the 7 day period ending on 12/31/02, the Money Market Subaccount had a current yield of 0.45% and an effective yield of 0.45%. For Contracts on which there is currently no maintenance charge, the current yield would be 0.47% and the effective yield would be 0.47%.

A 30 day yield for bond subaccounts reflects the income generated by a Subaccount over a 30 day period. Yield will be computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula: Yield = 2[(a-b/cd + 1)6 - 1] where a = net investment income earned by the applicable portfolio, b = expenses for the period including expenses charged to the contract owner accounts, c = the average daily number of Accumulation Units outstanding during the period, and d = the maximum offering price per Accumulation Unit on the last day of the period. The 30 day yield for the period ending on 12/31/02 was 2.83% for the Investment Grade Bond Subaccount, 8.29% for the High Income Subaccount and 6.32% for the Emerging Markets Debt Subaccount. For Contracts on which there is no maintenance charge, the 30 day yield would be 2.85% for the Investment Grade Bond Subaccount, 8.31% for the High Income Subaccount and 6.34% for the Emerging Markets Debt Subaccount.

EXCHANGES AMONG SUBACCOUNTS AFTER THE ANNUITY DATE

After the Annuity Date, you may instruct us to reallocate the value of some or all of the Annuity Units of a variable Subaccount then credited to your Contract into an equal value of Annuity Units of one or more other Subaccounts. The exchange shall be based on the relative value of the Subaccount Annuity Units at the end of the Valuation Period in which the request is received and will affect income payments determined after that Valuation Period. To make such an exchange, you must contact the Annuity Service Center. The value of the Annuity Units exchanged must provide at least a $50 annuity income payment at the time of the exchange, unless all of the Annuity Units of a Subaccount are being exchanged.

UNAVAILABILITY OF ANNUITY INCOME OPTIONS IN CERTAIN CIRCUMSTANCES

We do not offer annuity income options to any corporate beneficiary, partnership or trustee; any assignee, unless that assignee is a beneficiary; or the executors or administrators of the Annuitant's estate.

IRS REQUIRED DISTRIBUTIONS

If the Owner of the Contract dies (or either Joint Owner if the Contract is owned jointly) before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the person entitled to the proceeds as described in this section so that the Contract qualifies as an annuity under the Internal Revenue Code.

If the death occurs on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death, unless the following conditions are met.

The Beneficiaries' or second Owner's entire interest is payable over the Beneficiaries or second Owner's lifetime (or a period not extending beyond the life expectancy of the Beneficiaries or second Owner) by electing annuitization within 60 days of the date of death with distributions beginning within one year of the date of death, or the Beneficiary is the surviving spouse of the deceased Owner, in which case the spouse may elect to continue the Contract as the Owner. However, for Qualified Contracts where the owner's spouse is the beneficiary, annuity income payments need not begin within one year after the Owner's death, rather they need only begin on or before April 1 of the calendar year following the calendar year in which the Owner would have attained age 70 1/2. The Owner's designated beneficiary is the person to whom proceeds of the Contract pass by reason of the death of the Owner.

If the Contract Owner is a trust or other "non-natural person," and the Annuitant dies before the Annuity Date, the required distribution upon death rules will apply.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by Fidelity Investments Life. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR Corp. and Fidelity Investments Life. The offering of the contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the Contracts.

STATE REGULATION

Fidelity Investments Life is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contracts described in the Prospectus and Statement of Additional Information have been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by David J. Pearlman, Senior Legal Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

The financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of Fidelity Investments Variable Annuity Account I of the Company as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accounts, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of Fidelity Investments Life included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

(2_fidelity_logos)(Registered Trademark)

Fidelity® Investments

Variable Annuity Account I

Annual Report

December 31, 2002

(Fidelity_Logo)(Fidelity_Investments_Life_Insurance_Company)(Registered Trademark)

This report and the financial statements contained herein are submitted for the general information of Fidelity Investments Life Insurance Company variable annuity owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the annuities nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities

December 31, 2002

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Assets:
Investments at market value	$ 1,460,585	$ 198,234	$ 900,535	$ 919,030	$ 147,679	$ 1,052,670	$ 540,150
Receivable from FILI	3	3	0	1	0	0	0
Total Assets	1,460,588	198,237	900,535	919,031	147,679	1,052,670	540,150
Liabilities:
Payable to FILI	0	0	1	0	0	3	4
Total net assets	$ 1,460,588	$ 198,237	$ 900,534	$ 919,031	$ 147,679	$ 1,052,667	$ 540,146
Net Assets:
Accumulation reserves	$ 1,383,316	$ 161,075	$ 777,766	$ 837,559	$ 136,229	$ 844,351	$ 447,302
Annuity reserves	77,272	37,162	122,768	81,472	11,450	208,316	92,844
Total net assets	$ 1,460,588	$ 198,237	$ 900,534	$ 919,031	$ 147,679	$ 1,052,667	$ 540,146
Units outstanding	76,196	9,727	23,450	22,790	7,999	40,827	21,119
Unit value (accumulation)	$ 19.175795	$ 20.406878	$ 38.437736	$ 40.350120	$ 18.471868	$ 25.818778	$ 25.605870
	Subaccounts Investing In:
	VIP II - Index 500	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap
Assets:
Investments at market value	$ 656,321	$ 173,027	$ 1,071,261	$ 129,669	$ 260,426	$ 91,491	$ 390,957
Receivable from FILI	13	1	22	0	6	1	3
Total Assets	656,334	173,028	1,071,283	129,669	260,432	91,492	390,960
Liabilities:
Payable to FILI	0	0	0	2	0	0	0
Total net assets	$ 656,334	$ 173,028	$ 1,071,283	$ 129,667	$ 260,432	$ 91,492	$ 390,960
Net Assets:
Accumulation reserves	$ 570,677	$ 142,497	$ 961,936	$ 82,917	$ 210,471	$ 80,998	$ 325,188
Annuity reserves	85,657	30,531	109,347	46,750	49,961	10,494	65,772
Total net assets	$ 656,334	$ 173,028	$ 1,071,283	$ 129,667	$ 260,432	$ 91,492	$ 390,960
Units outstanding	28,736	10,828	45,432	10,681	20,641	10,469	40,643
Unit value (accumulation)	$ 22.860126	$ 15.998366	$ 23.595531	$ 12.171447	$ 12.633548	$ 8.746452	$ 9.627688
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries
Assets:
Investments at market value	$ 6,124	$ 28,615	$ 16,832	$ 43,533	$ 29,622	$ 5,579	$ 9,103
Receivable from FILI	1	1	0	1	1	0	0
Total Assets	6,125	28,616	16,832	43,534	29,623	5,579	9,103
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 6,125	$ 28,616	$ 16,832	$ 43,534	$ 29,623	$ 5,579	$ 9,103
Net Assets:
Accumulation reserves	$ 5,601	$ 25,038	$ 15,092	$ 38,106	$ 26,684	$ 5,193	$ 8,349
Annuity reserves	524	3,578	1,740	5,428	2,939	386	754
Total net assets	$ 6,125	$ 28,616	$ 16,832	$ 43,534	$ 29,623	$ 5,579	$ 9,103
Units outstanding	1,014	4,902	2,047	5,208	3,460	692	1,122
Unit value (accumulation)	$ 6.038844	$ 5.839975	$ 8.223962	$ 8.360958	$ 8.563400	$ 8.061016	$ 8.119005
	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap Value	PBHG - Select Value
Assets:
Investments at market value	$ 34,108	$ 32,176	$ 34,728	$ 25,928	$ 46,809	$ 226,284	$ 123,189
Receivable from FILI	0	1	0	0	0	1	0
Total Assets	34,108	32,177	34,728	25,928	46,809	226,285	123,189
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 34,108	$ 32,177	$ 34,728	$ 25,928	$ 46,809	$ 226,285	$ 123,189
Net Assets:
Accumulation reserves	$ 31,201	$ 27,747	$ 28,189	$ 21,101	$ 42,436	$ 193,188	$ 102,186
Annuity reserves	2,907	4,430	6,539	4,827	4,373	33,097	21,003
Total net assets	$ 34,108	$ 32,177	$ 34,728	$ 25,928	$ 46,809	$ 226,285	$ 123,189
Units outstanding	4,599	2,579	3,470	3,420	6,490	17,673	9,265
Unit value (accumulation)	$ 7.420237	$ 12.490323	$ 10.019274	$ 7.591481	$ 7.216840	$ 12.817240	$ 13.312330
(In thousands, except per unit data)	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Assets:
Investments at market value	$ 135,351	$ 137,396	$ 80,694	$ 89,169	$ 38,010	$ 11,075	$ 8,103
Receivable from FILI	1	3	3	0	0	0	2
Total Assets	135,352	137,399	80,697	89,169	38,010	11,075	8,105
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 135,352	$ 137,399	$ 80,697	$ 89,169	$ 38,010	$ 11,075	$ 8,105
Net Assets:
Accumulation reserves	$ 128,963	$ 127,753	$ 71,437	$ 77,908	$ 34,024	$ 10,260	$ 7,519
Annuity reserves	6,389	9,646	9,260	11,261	3,986	815	586
Total net assets	$ 135,352	$ 137,399	$ 80,697	$ 89,169	$ 38,010	$ 11,075	$ 8,105
Units outstanding	25,444	12,626	9,116	7,958	5,188	1,565	1,241
Unit value (accumulation)	$ 5.321156	$ 10.886841	$ 8.858507	$ 11.214953	$ 7.332372	$ 7.081701	$ 6.532723

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations

For the year ended December 31, 2002

(In thousands)	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Income:
Dividends	$ 24,713	$ 17,169	$ 18,988	$ 3,180	$ 1,416	$ 28,354	$ 24,713
Expenses:
Mortality and expense risk charges	11,088	1,278	8,042	8,990	1,343	6,348	4,526
Administrative and other charges	894	146	781	783	112	737	481
Net investment income (loss)	12,731	15,745	10,165	(6,593)	(39)	21,269	19,706
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	362	(224)	(19,159)	(8,460)	7,216	(12,641)
Realized gain distributions	0	0	25,845	0	0	0	0
Net realized gain (loss) on investments	0	362	25,621	(19,159)	(8,460)	7,216	(12,641)
Unrealized appreciation (depreciation)	0	(11,256)	(251,291)	(426,120)	(32,120)	48,953	(72,290)
Net increase (decrease) in net assets from operations	$ 12,731	$ 4,851	$ (215,505)	$ (451,872)	$ (40,619)	$ 77,438	$ (65,225)
	Subaccounts Investing In:
	VIP II - Index 500	VIP II - Asset Manager: Growth	VIP II - Contrafund	VIP III - Balanced	VIP III - Growth & Income	VIP III - Growth Opportunities	VIP III - Mid Cap
Income:
Dividends	$ 10,657	$ 6,120	$ 10,156	$ 3,811	$ 4,373	$ 1,192	$ 4,385
Expenses:
Mortality and expense risk charges	5,904	1,520	9,022	978	2,286	806	3,428
Administrative and other charges	579	166	819	151	262	74	373
Net investment income (loss)	4,174	4,434	315	2,682	1,825	312	584
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	10,160	(8,251)	33,417	(859)	(10,077)	(4,589)	(5,377)
Realized gain distributions	0	0	0	0	0	0	0
Net realized gain (loss) on investments	10,160	(8,251)	33,417	(859)	(10,077)	(4,589)	(5,377)
Unrealized appreciation (depreciation)	(226,170)	(34,972)	(162,491)	(15,528)	(53,227)	(24,021)	(51,117)
Net increase (decrease) in net assets from operations	$ (211,836)	$ (38,789)	$ (128,759)	$ (13,705)	$ (61,479)	$ (28,298)	$ (55,910)
	Subaccounts Investing In:
	VIP IV - Telecomm. and Utilities Growth	VIP IV - Technology	VIP IV - Natural Resources	VIP IV - Health Care	VIP IV - Financial Services	VIP IV - Cyclical Industries	VIP IV - Consumer Industries
Income:
Dividends	$ 78	$ 0	$ 129	$ 155	$ 349	$ 9	$ 6
Expenses:
Mortality and expense risk charges	42	210	137	369	237	66	81
Administrative and other charges	4	20	13	34	22	6	8
Net investment income (loss)	32	(230)	(21)	(248)	90	(63)	(83)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(173)	(2,647)	(1,012)	(1,118)	(362)	(543)	(733)
Realized gain distributions	0	0	0	58	0	0	0
Net realized gain (loss) on investments	(173)	(2,647)	(1,012)	(1,060)	(362)	(543)	(733)
Unrealized appreciation (depreciation)	(1,989)	(13,398)	(3,278)	(9,092)	(4,941)	(1,855)	(2,267)
Net increase (decrease) in net assets from operations	$ (2,130)	$ (16,275)	$ (4,311)	$ (10,400)	$ (5,213)	$ (2,461)	$ (3,083)
(In thousands)	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt	UIF - Global Value Equity	UIF - International Magnum	PBHG - Growth II	PBHG - Small Cap Value	PBHG - Select Value
Income:
Dividends	$ 0	$ 2,105	$ 438	$ 271	$ 0	$ 0	$ 1,668
Expenses:
Mortality and expense risk charges	365	201	246	156	493	2,489	1,461
Administrative and other charges	32	21	25	16	44	252	160
Net investment income (loss)	(397)	1,883	167	99	(537)	(2,741)	47
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,776)	(246)	(65)	753	(41,138)	(16,867)	(22,294)
Realized gain distributions	0	0	400	0	0	4,306	0
Net realized gain (loss) on investments	(3,776)	(246)	335	753	(41,138)	(12,561)	(22,294)
Unrealized appreciation (depreciation)	(5,082)	(769)	(7,339)	(4,426)	16,165	(116,351)	(39,164)
Net increase (decrease) in net assets from operations	$ (9,255)	$ 868	$ (6,837)	$ (3,574)	$ (25,510)	$ (131,653)	$ (61,411)
	Subaccounts Investing In:
	PBHG - Technology & Communications	PBHG - Select 20	SVIF - Mid Cap Growth Fund II	SVIF - Opportunity Fund II	CST - Small Cap Growth	CST - International Focus	CST - Global Post-Venture Capital
Income:
Dividends	$ 0	$ 0	$ 0	$ 421	$ 0	$ 0	$ 0
Expenses:
Mortality and expense risk charges	1,665	1,429	841	868	402	112	89
Administrative and other charges	130	121	76	83	37	10	8
Net investment income (loss)	(1,795)	(1,550)	(917)	(530)	(439)	(122)	(97)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(5,816)	(2,404)	(21,075)	(6,335)	(9,865)	(2,038)	(4,645)
Realized gain distributions	0	0	0	1,965	0	0	0
Net realized gain (loss) on investments	(5,816)	(2,404)	(21,075)	(4,370)	(9,865)	(2,038)	(4,645)
Unrealized appreciation (depreciation)	(177,938)	(72,276)	(34,019)	(35,314)	(14,510)	(724)	(250)
Net increase (decrease) in net assets from operations	$ (185,549)	$ (76,230)	$ (56,011)	$ (40,214)	$ (24,814)	$ (2,884)	$ (4,992)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets

For the years ended December 31, 2002 and 2001

(In thousands)	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Growth
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 12,731	$ 47,476	$ 15,745	$ 21,944	$ 10,165	$ 9,506	$ (6,593)	$ (12,502)
Net realized gain (loss) on investments	0	0	362	(2,644)	25,621	60,725	(19,159)	197,057
Unrealized appreciation (depreciation)	0	0	(11,256)	(43,596)	(251,291)	(143,674)	(426,120)	(570,301)
Net increase (decrease) in net assets from operations	12,731	47,476	4,851	(24,296)	(215,505)	(73,443)	(451,872)	(385,746)
Contract Transactions:
Payments received from contract owners	491,850	1,088,158	4,698	6,935	16,839	66,516	14,654	60,203
Transfers between sub-accounts and the fixed account, net	(87,195)	(558,447)	39,123	21,138	(8,349)	138,503	(106,088)	(141,572)
Contract benefits	(13,104)	(8,539)	(2,997)	(2,504)	(15,155)	(14,059)	(12,046)	(13,632)
Contract terminations	(470,790)	(330,023)	(9,827)	(9,314)	(74,616)	(65,170)	(68,348)	(78,682)
Contract maintenance charges	(291)	(275)	(25)	(26)	(220)	(222)	(317)	(399)
Other transfers (to) from FILI, net	238	498	33	(12)	126	108	402	503
Net increase (decrease) in net assets from contract transactions	(79,292)	191,372	31,005	16,217	(81,375)	125,676	(171,743)	(173,579)
Total increase (decrease) in net assets	(66,561)	238,848	35,856	(8,079)	(296,880)	52,233	(623,615)	(559,325)
Net Assets:
Beginning of period	1,527,149	1,288,301	162,381	170,460	1,197,414	1,145,181	1,542,646	2,101,971
End of period	$ 1,460,588	$ 1,527,149	$ 198,237	$ 162,381	$ 900,534	$ 1,197,414	$ 919,031	$ 1,542,646
Units Issued, Transferred and Redeemed:
Beginning balance	80,364	70,059	8,173	7,509	25,681	23,149	26,518	29,512
Units issued	27,157	60,716	237	332	383	1,439	291	1,013
Units transferred	(4,938)	(30,428)	1,983	899	(477)	2,817	(2,325)	(2,470)
Units redeemed	(26,387)	(19,983)	(666)	(567)	(2,137)	(1,724)	(1,694)	(1,537)
Ending balance	76,196	80,364	9,727	8,173	23,450	25,681	22,790	26,518
	Subaccounts Investing In:
	VIP - Overseas		VIP II - Investment Grade Bond		VIP II - Asset Manager		VIP II - Index 500
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (39)	$ 11,691	$ 21,269	$ 10,819	$ 19,706	$ 23,031	$ 4,174	$ 3,518
Net realized gain (loss) on investments	(8,460)	15,811	7,216	5,552	(12,641)	9,590	10,160	35,747
Unrealized appreciation (depreciation)	(32,120)	(88,399)	48,953	13,558	(72,290)	(68,317)	(226,170)	(181,525)
Net increase (decrease) in net assets from operations	(40,619)	(60,897)	77,438	29,929	(65,225)	(35,696)	(211,836)	(142,260)
Contract Transactions:
Payments received from contract owners	2,924	6,085	24,658	51,578	7,084	21,712	12,762	38,800
Transfers between sub-accounts and the fixed account, net	(2,867)	(34,453)	343,269	410,474	(17,553)	28,741	(18,062)	11,240
Contract benefits	(1,232)	(1,796)	(14,631)	(7,165)	(10,775)	(11,057)	(9,319)	(10,216)
Contract terminations	(9,967)	(11,350)	(83,554)	(36,210)	(48,357)	(46,791)	(45,847)	(47,576)
Contract maintenance charges	(40)	(51)	(147)	(74)	(124)	(130)	(181)	(195)
Other transfers (to) from FILI, net	45	62	237	122	52	52	270	160
Net increase (decrease) in net assets from contract transactions	(11,137)	(41,503)	269,832	418,725	(69,673)	(7,473)	(60,377)	(7,787)
Total increase (decrease) in net assets	(51,756)	(102,400)	347,270	448,654	(134,898)	(43,169)	(272,213)	(150,047)
Net Assets:
Beginning of period	199,435	301,835	705,397	256,743	675,044	718,213	928,547	1,078,594
End of period	$ 147,679	$ 199,435	$ 1,052,667	$ 705,397	$ 540,146	$ 675,044	$ 656,334	$ 928,547
Units Issued, Transferred and Redeemed:
Beginning balance	8,541	10,107	29,934	11,717	23,886	24,170	31,347	31,742
Units issued	135	246	1,018	2,252	262	787	484	1,287
Units transferred	(146)	(1,291)	13,900	17,888	(745)	1,033	(945)	259
Units redeemed	(531)	(521)	(4,025)	(1,923)	(2,284)	(2,104)	(2,150)	(1,941)
Ending balance	7,999	8,541	40,827	29,934	21,119	23,886	28,736	31,347
(In thousands)	Subaccounts Investing In:
	VIP II - Asset Manager: Growth		VIP II - Contrafund		VIP III - Balanced		VIP III - Growth & Income
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 4,434	$ 5,479	$ 315	$ 372	$ 2,682	$ 2,665	$ 1,825	$ 2,016
Net realized gain (loss) on investments	(8,251)	7,397	33,417	96,096	(859)	250	(10,077)	15,484
Unrealized appreciation (depreciation)	(34,972)	(36,429)	(162,491)	(310,041)	(15,528)	(5,146)	(53,227)	(57,222)
Net increase (decrease) in net assets from operations	(38,789)	(23,553)	(128,759)	(213,573)	(13,705)	(2,231)	(61,479)	(39,722)
Contract Transactions:
Payments received from contract owners	2,812	8,645	12,387	28,655	2,920	6,671	3,454	11,161
Transfers between sub-accounts and the fixed account, net	(17,127)	(6,476)	(17,882)	(90,338)	25,273	35,696	(19,075)	3,683
Contract benefits	(3,288)	(3,272)	(12,746)	(13,412)	(3,939)	(2,813)	(5,715)	(5,927)
Contract terminations	(13,585)	(14,658)	(73,314)	(65,743)	(9,441)	(6,725)	(18,783)	(18,481)
Contract maintenance charges	(52)	(58)	(303)	(316)	(23)	(17)	(75)	(81)
Other transfers (to) from FILI, net	(1)	53	300	131	6	29	68	38
Net increase (decrease) in net assets from contract transactions	(31,241)	(15,766)	(91,558)	(141,023)	14,796	32,841	(40,126)	(9,607)
Total increase (decrease) in net assets	(70,030)	(39,319)	(220,317)	(354,596)	1,091	30,610	(101,605)	(49,329)
Net Assets:
Beginning of period	243,058	282,377	1,291,600	1,646,196	128,576	97,966	362,037	411,366
End of period	$ 173,028	$ 243,058	$ 1,071,283	$ 1,291,600	$ 129,667	$ 128,576	$ 260,432	$ 362,037
Units Issued, Transferred and Redeemed:
Beginning balance	12,742	13,593	49,247	54,630	9,581	7,123	23,727	24,394
Units issued	163	451	495	1,092	231	505	272	733
Units transferred	(1,078)	(339)	(859)	(3,441)	1,939	2,696	(1,544)	208
Units redeemed	(999)	(963)	(3,451)	(3,034)	(1,070)	(743)	(1,814)	(1,608)
Ending balance	10,828	12,742	45,432	49,247	10,681	9,581	20,641	23,727
	Subaccounts Investing In:
	VIP III - Growth Opportunities		VIP III - Mid Cap		VIP IV - Telecomm. and Utilities Growth		VIP IV - Technology
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01*	12/31/02	12/31/01*
Operations:
Net investment income (loss)	$ 312	$ (560)	$ 584	$ (3,964)	$ 32	$ (5)	$ (230)	$ (56)
Net realized gain (loss) on investments	(4,589)	(4,660)	(5,377)	3,119	(173)	3	(2,647)	271
Unrealized appreciation (depreciation)	(24,021)	(19,429)	(51,117)	(23,033)	(1,989)	(247)	(13,398)	1,065
Net increase (decrease) in net assets from operations	(28,298)	(24,649)	(55,910)	(23,878)	(2,130)	(249)	(16,275)	1,280
Contract Transactions:
Payments received from contract owners	1,600	3,256	8,931	29,074	369	1,192	1,349	3,195
Transfers between sub-accounts and the fixed account, net	(561)	(10,568)	(8,049)	3,497	1,723	5,827	8,452	32,597
Contract benefits	(1,157)	(1,432)	(6,800)	(5,612)	(35)	(8)	(263)	(40)
Contract terminations	(7,426)	(5,968)	(26,350)	(25,869)	(538)	(1)	(1,463)	(89)
Contract maintenance charges	(29)	(32)	(113)	(111)	(16)	(8)	(89)	(45)
Other transfers (to) from FILI, net	(1)	26	150	24	1	(2)	4	3
Net increase (decrease) in net assets from contract transactions	(7,574)	(14,718)	(32,231)	1,003	1,504	7,000	7,990	35,621
Total increase (decrease) in net assets	(35,872)	(39,367)	(88,141)	(22,875)	(626)	6,751	(8,285)	36,901
Net Assets:
Beginning of period	127,364	166,731	479,101	501,976	6,751	0	36,901	0
End of period	$ 91,492	$ 127,364	$ 390,960	$ 479,101	$ 6,125	$ 6,751	$ 28,616	$ 36,901
Units Issued, Transferred and Redeemed:
Beginning balance	11,295	12,550	44,539	44,790	777	0	3,900	0
Units issued	161	279	858	2,827	51	137	169	354
Units transferred	(96)	(891)	(1,536)	45	277	641	1,084	3,560
Units redeemed	(891)	(643)	(3,218)	(3,123)	(91)	(1)	(251)	(14)
Ending balance	10,469	11,295	40,643	44,539	1,014	777	4,902	3,900

* For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

(In thousands)	Subaccounts Investing In:
	VIP IV - Natural Resources		VIP IV - Health Care		VIP IV - Financial Services		VIP IV - Cyclical Industries
	12/31/02	12/31/01*	12/31/02	12/31/01*	12/31/02	12/31/01*	12/31/02	12/31/01*
Operations:
Net investment income (loss)	$ (21)	$ (11)	$ (248)	$ (108)	$ 90	$ 4	$ (63)	$ (9)
Net realized gain (loss) on investments	(1,012)	(11)	(1,060)	195	(362)	43	(543)	19
Unrealized appreciation (depreciation)	(3,278)	(122)	(9,092)	625	(4,941)	484	(1,855)	314
Net increase (decrease) in net assets from operations	(4,311)	(144)	(10,400)	712	(5,213)	531	(2,461)	324
Contract Transactions:
Payments received from contract owners	596	429	3,011	4,380	1,535	1,833	545	269
Transfers between sub-accounts and the fixed account, net	13,369	8,626	1,804	48,274	11,755	21,596	1,477	6,262
Contract benefits	(148)	(10)	(465)	(98)	(281)	(38)	(70)	(8)
Contract terminations	(1,398)	(114)	(3,405)	(228)	(1,926)	(98)	(709)	(11)
Contract maintenance charges	(57)	(18)	(51)	(50)	(56)	(14)	(32)	(6)
Other transfers (to) from FILI, net	2	10	41	9	1	(2)	(1)	0
Net increase (decrease) in net assets from contract transactions	12,364	8,923	935	52,287	11,028	23,277	1,210	6,506
Total increase (decrease) in net assets	8,053	8,779	(9,465)	52,999	5,815	23,808	(1,251)	6,830
Net Assets:
Beginning of period	8,779	0	52,999	0	23,808	0	6,830	0
End of period	$ 16,832	$ 8,779	$ 43,534	$ 52,999	$ 29,623	$ 23,808	$ 5,579	$ 6,830
Units Issued, Transferred and Redeemed:
Beginning balance	936	0	5,214	0	2,444	0	675	0
Units issued	65	47	324	437	161	195	57	29
Units transferred	1,226	903	109	4,809	1,101	2,264	50	648
Units redeemed	(180)	(14)	(439)	(32)	(246)	(15)	(90)	(2)
Ending balance	2,047	936	5,208	5,214	3,460	2,444	692	675
	Subaccounts Investing In:
	VIP IV - Consumer Industries		UIF - Emerging Markets Equity		UIF - Emerging Markets Debt		UIF - Global Value Equity
	12/31/02	12/31/01*	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (83)	$ (10)	$ (397)	$ (245)	$ 1,883	$ 857	$ 167	$ 73
Net realized gain (loss) on investments	(733)	14	(3,776)	(3,874)	(246)	(75)	335	(222)
Unrealized appreciation (depreciation)	(2,267)	40	(5,082)	861	(769)	(196)	(7,339)	(2,006)
Net increase (decrease) in net assets from operations	(3,083)	44	(9,255)	(3,258)	868	586	(6,837)	(2,155)
Contract Transactions:
Payments received from contract owners	460	269	1,434	696	474	208	799	1,941
Transfers between sub-accounts and the fixed account, net	8,456	4,416	17,528	(4,070)	21,739	3,557	16,918	10,185
Contract benefits	(97)	(9)	(358)	(125)	(395)	(77)	(419)	(234)
Contract terminations	(1,317)	(19)	(3,117)	(1,182)	(1,406)	(997)	(1,765)	(1,768)
Contract maintenance charges	(21)	(2)	(14)	(8)	(7)	(2)	(8)	(5)
Other transfers (to) from FILI, net	4	2	63	0	23	2	12	2
Net increase (decrease) in net assets from contract transactions	7,485	4,657	15,536	(4,689)	20,428	2,691	15,537	10,121
Total increase (decrease) in net assets	4,402	4,701	6,281	(7,947)	21,296	3,277	8,700	7,966
Net Assets:
Beginning of period	4,701	0	27,827	35,774	10,881	7,604	26,028	18,062
End of period	$ 9,103	$ 4,701	$ 34,108	$ 27,827	$ 32,177	$ 10,881	$ 34,728	$ 26,028
Units Issued, Transferred and Redeemed:
Beginning balance	480	0	3,390	4,042	945	721	2,144	1,371
Units issued	51	28	184	81	41	19	69	156
Units transferred	743	455	1,451	(564)	1,745	305	1,451	787
Units redeemed	(152)	(3)	(426)	(169)	(152)	(100)	(194)	(170)
Ending balance	1,122	480	4,599	3,390	2,579	945	3,470	2,144

* For the period July 30, 2001 (commencement of operations) through December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Changes in Net Assets - continued

For the years ended December 31, 2002 and 2001

(In thousands)	Subaccounts Investing In:
	UIF - International Magnum		PBHG - Growth II		PBHG - Small Cap Value		PBHG - Select Value
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ 99	$ (30)	$ (537)	$ (1,153)	$ (2,741)	$ (2,313)	$ 47	$ (1,395)
Net realized gain (loss) on investments	753	(211)	(41,138)	(51,557)	(12,561)	10,342	(22,294)	3,876
Unrealized appreciation (depreciation)	(4,426)	(1,947)	16,165	(43,822)	(116,351)	2,568	(39,164)	(22,052)
Net increase (decrease) in net assets from operations	(3,574)	(2,188)	(25,510)	(96,532)	(131,653)	10,597	(61,411)	(19,571)
Contract Transactions:
Payments received from contract owners	1,285	360	532	2,617	8,240	18,687	3,110	20,865
Transfers between sub-accounts and the fixed account, net	18,383	2,178	(20,691)	(62,115)	(32,013)	139,624	(103,052)	212,438
Contract benefits	(220)	(80)	(798)	(1,996)	(4,159)	(3,197)	(3,276)	(2,611)
Contract terminations	(1,025)	(659)	(2,765)	(7,417)	(19,413)	(14,690)	(14,225)	(11,198)
Contract maintenance charges	(3)	(2)	(22)	(37)	(82)	(71)	(51)	(53)
Other transfers (to) from FILI, net	15	(7)	34	(24)	63	61	65	43
Net increase (decrease) in net assets from contract transactions	18,435	1,790	(23,710)	(68,972)	(47,364)	140,414	(117,429)	219,484
Total increase (decrease) in net assets	14,861	(398)	(49,220)	(165,504)	(179,017)	151,011	(178,840)	199,913
Net Assets:
Beginning of period	11,067	11,465	96,029	261,533	405,302	254,291	302,029	102,116
End of period	$ 25,928	$ 11,067	$ 46,809	$ 96,029	$ 226,285	$ 405,302	$ 123,189	$ 302,029
Units Issued, Transferred and Redeemed:
Beginning balance	1,204	998	9,187	14,773	21,623	14,270	16,878	5,756
Units issued	163	36	64	211	488	1,071	194	1,130
Units transferred	2,208	242	(2,348)	(4,946)	(2,931)	7,346	(6,686)	10,798
Units redeemed	(155)	(72)	(413)	(851)	(1,507)	(1,064)	(1,121)	(806)
Ending balance	3,420	1,204	6,490	9,187	17,673	21,623	9,265	16,878
	Subaccounts Investing In:
	PBHG - Technology & Communications		PBHG - Select 20		SVIF - Mid Cap Growth Fund II		SVIF - Opportunity Fund II
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (1,795)	$ (4,468)	$ (1,550)	$ (3,035)	$ (917)	$ (1,729)	$ (530)	$ (451)
Net realized gain (loss) on investments	(5,816)	112,746	(2,404)	125,981	(21,075)	(9,616)	(4,370)	18,153
Unrealized appreciation (depreciation)	(177,938)	(612,794)	(72,276)	(326,097)	(34,019)	(79,834)	(35,314)	(24,367)
Net increase (decrease) in net assets from operations	(185,549)	(504,516)	(76,230)	(203,151)	(56,011)	(91,179)	(40,214)	(6,665)
Contract Transactions:
Payments received from contract owners	3,266	14,263	1,841	6,196	1,295	4,545	2,596	6,946
Transfers between sub-accounts and the fixed account, net	(47,297)	(107,006)	(47,723)	(112,571)	(16,356)	(55,789)	7,819	44,387
Contract benefits	(1,392)	(3,617)	(1,771)	(3,735)	(1,262)	(1,708)	(1,200)	(933)
Contract terminations	(9,344)	(23,353)	(10,873)	(18,980)	(5,980)	(10,780)	(6,912)	(4,828)
Contract maintenance charges	(120)	(195)	(66)	(99)	(36)	(56)	(27)	(23)
Other transfers (to) from FILI, net	706	193	219	121	90	37	47	8
Net increase (decrease) in net assets from contract transactions	(54,181)	(119,715)	(58,373)	(129,068)	(22,249)	(63,751)	2,323	45,557
Total increase (decrease) in net assets	(239,730)	(624,231)	(134,603)	(332,219)	(78,260)	(154,930)	(37,891)	38,892
Net Assets:
Beginning of period	375,082	999,313	272,002	604,221	158,957	313,887	127,060	88,168
End of period	$ 135,352	$ 375,082	$ 137,399	$ 272,002	$ 80,697	$ 158,957	$ 89,169	$ 127,060
Units Issued, Transferred and Redeemed:
Beginning balance	32,181	40,551	17,024	23,943	11,122	15,080	8,229	5,454
Units issued	502	879	155	341	127	278	187	449
Units transferred	(5,877)	(7,441)	(3,590)	(5,995)	(1,445)	(3,474)	175	2,705
Units redeemed	(1,362)	(1,808)	(963)	(1,265)	(688)	(762)	(633)	(379)
Ending balance	25,444	32,181	12,626	17,024	9,116	11,122	7,958	8,229
(In thousands)	Subaccounts Investing In:
	CST - Small Cap Growth		CST - International Focus		CST - Global Post-Venture Capital
	12/31/02	12/31/02	12/31/02	12/31/01	12/31/02	12/31/01
Operations:
Net investment income (loss)	$ (439)	$ (590)	$ (122)	$ (162)	$ (97)	$ (179)
Net realized gain (loss) on investments	(9,865)	(5,578)	(2,038)	(1,978)	(4,645)	(3,097)
Unrealized appreciation (depreciation)	(14,510)	(11,586)	(724)	(3,511)	(250)	(5,841)
Net increase (decrease) in net assets from operations	(24,814)	(17,754)	(2,884)	(5,651)	(4,992)	(9,117)
Contract Transactions:
Payments received from contract owners	705	1,877	127	401	166	707
Transfers between sub-accounts and the fixed account, net	(6,643)	(4,588)	(1,546)	(4,727)	(3,291)	(7,444)
Contract benefits	(616)	(582)	(87)	(105)	(75)	(166)
Contract terminations	(2,944)	(3,339)	(929)	(1,064)	(697)	(1,058)
Contract maintenance charges	(13)	(17)	(3)	(4)	(4)	(6)
Other transfers (to) from FILI, net	1	46	2	3	15	4
Net increase (decrease) in net assets from contract transactions	(9,510)	(6,603)	(2,436)	(5,496)	(3,886)	(7,963)
Total increase (decrease) in net assets	(34,324)	(24,357)	(5,320)	(11,147)	(8,878)	(17,080)
Net Assets:
Beginning of period	72,334	96,691	16,395	27,542	16,983	34,063
End of period	$ 38,010	$ 72,334	$ 11,075	$ 16,395	$ 8,105	$ 16,983
Units Issued, Transferred and Redeemed:
Beginning balance	6,492	7,229	1,840	2,383	1,699	2,413
Units issued	79	172	15	41	20	61
Units transferred	(980)	(552)	(153)	(464)	(384)	(666)
Units redeemed	(403)	(357)	(137)	(120)	(94)	(109)
Ending balance	5,188	6,492	1,565	1,840	1,241	1,699

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Fidelity Investments Variable Annuity Account I
of
Fidelity Investments Life Insurance Company

1. Organization

Fidelity Investments Variable Annuity Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company (FILI), a wholly-owned subsidiary of FMR Corp, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle for individual Fidelity Retirement Reserves and Fidelity Income Advantage variable annuity contracts. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

A contractholder may allocate funds into subaccounts that invest in certain portfolios of the following mutual funds: Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), Variable Insurance Products Fund III (VIP III), Variable Insurance Products Fund IV (VIP IV), The Universal Institutional Funds (UIF), PBHG Insurance Series Funds (PBHG), Strong Variable Insurance Funds (SVIF) and Credit Suisse Trust (CST). In addition, a contractholder may also allocate funds to the Fixed Account, which is part of FILI's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and FILI's general account has not been registered as an investment company under the Investment Company Act of 1940.

In 2001, FILI added seven new portfolios to the Account: VIP IV - Consumer Industries, VIP IV - Cyclical Industries, VIP IV - Financial Services, VIP IV - Healthcare, VIP IV - Natural Resources, VIP IV - Technology, and VIP IV - Telecommunications and Growth.

During 2001, the "Morgan Stanley Dean Witter Universal Funds" name was changed to "The Universal Institutional Funds" and the "Warburg Pincus Trust" name was changed to "Credit Suisse Trust". Also, the "UIF - Global Equity" name was changed to "UIF - Global Value Equity", the "CST - International Equity" name was changed to "CST - International Focus", and the "CST - Small Company Growth" name was changed to "CST - Small Cap Growth".

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Annuity Reserves

Annuity reserves are computed for contracts in the payout stage according to the 1983 Basic and 1983a Individual Annuitant Mortality Tables. The assumed investment return is elected by the annuitant and may vary from 3.5% to 7%, as regulated by the laws of the respective states. The mortality risk is fully borne by FILI and may result in additional amounts being transferred into the Account by FILI.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("the Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. FILI incurs federal income taxes on the difference between the financial statement carrying value of reserves for contracts in the income stage and those reserves held for federal income tax purposes. The tax effect of this temporary difference is expected to be recovered by FILI. As such, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Federal Income Taxes - continued

Under the provisions of Section 817(h) of the Internal Revenue Code ("IRC"), a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the statements of assets and liabilities and the statements of operations and of changes in net assets in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Reclassifications

Certain prior year balances have been reclassified to conform with the current year presentation.

New Accounting Pronouncement

A revised American Institute of Certified Public Accountants Audit and Accounting Guide, "Audits of Investments Companies," was effective for fiscal years beginning after December 15, 2000. The adoption of the new requirements of the guide did not have a material impact on the results of operations or financial position of the Account.

3. Expenses

FILI deducts a daily charge from the net assets of the Account equivalent to an effective annual rate of 0.75% for the assumption of mortality and expense risks. FILI deducts a daily administrative charge from the net assets of the Account equivalent to an effective annual rate of 0.25% for Income Advantage contracts and 0.05% for Retirement Reserves contracts. FILI also deducts an annual maintenance charge of $30 from the Retirement Reserves contract value. The maintenance charge, which is recorded as a contract transaction in the accompanying statement of changes in net assets, is waived on certain contracts.

FILI offers Retirement Reserves contract holders the opportunity to elect a death benefit rider. If elected, FILI deducts a quarterly charge of 0.05% of the contract value on the date of the quarterly charge. There will be no charges made once the annuitant reaches their 85th birthday. The death benefit rider is recorded as a contract transaction in the accompanying statement of changes in net assets. Effective January 1, 2003, the Optional Death Benefit will no longer be available to new contracts. Outstanding contracts with this feature will not be affected.

Each of the seven portfolios of VIP IV imposes a 1.0% redemption fee for interests held for less than 60 days. FILI collects these fees on behalf of VIP IV, but the fees are retained by the portfolios, not by FILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying statement of changes in net assets.

4. Affiliated Company Transactions

The contracts are distributed through Fidelity Brokerage Services LLC (FBS), Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc. (FIIS), all of which are affiliated with FMR Corp. FBS, FIA, and FIIS are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR Corp., is the transfer and shareholder servicing agent for the VIP, VIP II, VIP III and VIP IV portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR Corp., in its capacity as advisor to the VIP, VIP II, VIP III and VIP IV mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2002 were 0.20% to 0.73% depending on the fund.

Annual Report

5. Investments

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the period ended
December 31, 2002:

	Purchases (000s)	Sales (000s)
VIP - Money Market	$ 699,214	$ 765,766
VIP - High Income	92,616	45,877
VIP - Equity-Income	120,154	165,562
VIP - Growth	37,785	216,132
VIP - Overseas	121,834	133,020
VIP II - Investment Grade Bond	486,300	195,188
VIP II - Asset Manager	46,407	96,366
VIP II - Index 500	92,703	148,914
VIP II - Asset Manager: Growth	18,848	45,666
VIP II - Contrafund	66,785	158,062
VIP III - Balanced	40,239	22,760
VIP III - Growth & Income	21,321	59,625
VIP III - Growth Opportunities	13,528	20,791
VIP III - Mid Cap	65,149	96,800
VIP IV - Telecomm. and Utilities Growth	5,112	3,577
VIP IV - Technology	27,211	19,452
VIP IV - Natural Resources	24,954	12,611
VIP IV - Health Care	17,545	16,801
VIP IV - Financial Services	24,859	13,742
VIP IV - Cyclical Industries	11,305	10,157
VIP IV - Consumer Industries	15,257	7,855
UIF - Emerging Markets Equity	106,888	91,749
UIF - Emerging Markets Debt	44,407	22,097
UIF - Global Value Equity	53,165	37,063
UIF - International Magnum	88,692	70,158
PBHG - Growth II	4,648	28,894
PBHG - Small Cap Value	71,810	117,609
PBHG - Select Value	11,337	128,717
PBHG - Technology & Communications	44,192	100,169
PBHG - Select 20	1,459	61,385
SVIF - Mid Cap Growth Fund II	9,089	32,258
SVIF - Opportunity Fund II	36,631	32,874
CST - Small Cap Growth	25,065	35,014
CST - International Focus	57,941	60,499
CST - Global Post-Venture Capital	10,259	14,244

Annual Report

Notes to Financial Statements - continued

5. Investments - continued

The following table shows the number of shares owned, aggregate cost and net asset value per share of each portfolio at
December 31, 2002:

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Money Market	1,460,585	$ 1,460,585	$ 1.00
VIP - High Income	33,429	338,825	5.93
VIP - Equity-Income	49,589	1,114,027	18.16
VIP - Growth	39,208	1,648,337	23.44
VIP - Overseas	13,450	306,236	10.98
VIP II - Investment Grade Bond	76,837	990,071	13.70
VIP II - Asset Manager	42,365	676,653	12.75
VIP II - Index 500	6,568	879,065	99.92
VIP II - Asset Manager: Growth	16,750	259,241	10.33
VIP II - Contrafund	59,186	1,220,775	18.10
VIP III - Balanced	10,664	158,080	12.16
VIP III - Growth & Income	23,980	371,312	10.86
VIP III - Growth Opportunities	7,813	158,976	11.71
VIP III - Mid Cap	22,328	439,573	17.51
VIP IV - Telecomm. and Utilities Growth	1,029	8,359	5.95
VIP IV - Technology	4,883	40,948	5.86
VIP IV - Natural Resources	1,983	20,232	8.49
VIP IV - Health Care	5,176	52,001	8.41
VIP IV - Financial Services	3,510	34,079	8.44
VIP IV - Cyclical Industries	690	7,120	8.08
VIP IV - Consumer Industries	1,120	11,330	8.13
UIF - Emerging Markets Equity	5,647	68,407	6.04
UIF - Emerging Markets Debt	4,551	34,573	7.07
UIF - Global Value Equity	3,529	44,446	9.84
UIF - International Magnum	3,333	33,526	7.78
PBHG - Growth II	5,986	179,551	7.82
PBHG - Small Cap Value	17,988	329,534	12.58
PBHG - Select Value	10,266	182,433	12.00
PBHG - Technology & Communications	90,234	1,788,009	1.50
PBHG - Select 20	21,401	530,766	6.42
SVIF - Mid Cap Growth Fund II	7,888	254,152	10.23
SVIF - Opportunity Fund II	6,429	151,858	13.87
CST - Small Cap Growth	4,091	116,980	9.29
CST - International Focus	1,658	27,251	6.68
CST - Global Post-Venture Capital	1,266	26,841	6.40

Annual Report

6. Unit Values

A summary of unit values and units outstanding for Retirement Reserves (RR) and Income Advantage (IA) contracts and the expense ratios, excluding expenses of the underlying funds, for the periods ended December 31:

		Unit value			Ratio of expenses to average net assets (b)			Total Return
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Ratio of gross investment income to average net assets (e)	RR	IA
VIP - Money Market
2002	76,196	$19.18	$19.04	$ 1,460,588	0.8%	1.0%	1.68%	0.88%	0.68%
2001	80,364	$19.01	$18.91	$ 1,527,149	0.8%	1.0%	4.23%	3.35%	3.14%
VIP - High Income
2002	9,727	$20.41	$20.26	$ 198,237	0.8%	1.0%	10.07%	2.62%	2.41%
2001	8,173	$19.89	$19.78	$ 162,381	0.8%	1.0%	14.07%	(12.44%)	(12.62%)
VIP - Equity-Income
2002	23,450	$38.44	$38.16	$ 900,534	0.8%	1.0%	1.77%	(17.61%)	(17.78%)
2001	25,681	$46.66	$46.41	$ 1,197,414	0.8%	1.0%	1.63%	(5.72%)	(5.91%)
VIP - Growth
2002	22,790	$40.35	$40.06	$ 919,031	0.8%	1.0%	0.26%	(30.67%)	(30.81%)
2001	26,518	$58.20	$57.89	$ 1,542,646	0.8%	1.0%	0.08%	(18.31%)	(18.48%)
VIP - Overseas
2002	7,999	$18.47	$18.34	$ 147,679	0.8%	1.0%	0.80%	(20.92%)	(21.08%)
2001	8,541	$23.36	$23.23	$ 199,435	0.8%	1.0%	5.44%	(21.80%)	(21.96%)
VIP II - Investment Grade Bond
2002	40,827	$25.82	$25.63	$ 1,052,667	0.8%	1.0%	3.35%	9.46%	9.24%
2001	29,934	$23.59	$23.46	$ 705,397	0.8%	1.0%	3.11%	7.59%	7.37%
VIP II - Asset Manager
2002	21,119	$25.61	$25.42	$ 540,146	0.8%	1.0%	4.10%	(9.46%)	(9.64%)
2001	23,886	$28.28	$28.13	$ 675,044	0.8%	1.0%	4.11%	(4.86%)	(5.05%)
VIP II - Index 500
2002	28,736	$22.86	$22.69	$ 656,334	0.8%	1.0%	1.35%	(22.87%)	(23.03%)
2001	31,347	$29.64	$29.48	$ 928,547	0.8%	1.0%	1.14%	(12.81%)	(12.99%)
VIP II - Asset Manager: Growth
2002	10,828	$16.00	$15.88	$ 173,028	0.8%	1.0%	3.02%	(16.20%)	(16.37%)
2001	12,742	$19.09	$18.99	$ 243,058	0.8%	1.0%	2.88%	(8.14%)	(8.32%)
VIP II - Contrafund
2002	45,432	$23.60	$23.42	$ 1,071,283	0.8%	1.0%	0.85%	(10.07%)	(10.26%)
2001	49,247	$26.24	$26.10	$ 1,291,600	0.8%	1.0%	0.79%	(12.95%)	(13.13%)
VIP III - Balanced
2002	10,681	$12.17	$12.08	$ 129,667	0.8%	1.0%	2.93%	(9.45%)	(9.63%)
2001	9,581	$13.44	$13.37	$ 128,576	0.8%	1.0%	3.18%	(2.37%)	(2.57%)
VIP III - Growth & Income
2002	20,641	$12.63	$12.54	$ 260,432	0.8%	1.0%	1.44%	(17.28%)	(17.45%)
2001	23,727	$15.27	$15.19	$ 362,037	0.8%	1.0%	1.32%	(9.48%)	(9.66%)
VIP III - Growth Opportunities
2002	10,469	$8.75	$8.68	$ 91,492	0.8%	1.0%	1.11%	(22.47%)	(22.63%)
2001	11,295	$11.28	$11.22	$ 127,364	0.8%	1.0%	0.38%	(15.11%)	(15.28%)

Annual Report

Notes to Financial Statements - continued

6. Unit Values - continued

		Unit value			Ratio of expenses to average net assets (b)			Total Return
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Ratio of gross investment income to average net assets (e)	RR	IA
VIP III - Mid Cap
2002	40,643	$9.63	$9.58	$ 390,960	0.8%	1.0%	0.96%	(10.54%)	(10.72%)
2001	44,539	$10.76	$10.73	$ 479,101	0.8%	1.0%	-	(3.99%)	(4.18%)
VIP IV - Telecomm. & Utilities Growth
2002	1,014	$6.04	$6.02	$ 6,125	0.8%	1.0%	1.36%	(30.47%)	(30.61%)
2001	777	$8.68	$8.68	$ 6,751	0.8%	1.0% (c)(d)	0.21%	(13.15%)	(13.22%) (a)
VIP IV - Technology
2002	4,902	$5.84	$5.82	$ 28,616	0.8%	1.0%	-	(38.29%)	(38.42%)
2001	3,900	$9.46	$9.46	$ 36,901	0.8%	1.0% (c)(d)	-	(5.36%)	(5.44%) (a)
VIP IV - Natural Resources
2002	2,047	$8.22	$8.20	$ 16,832	0.8%	1.0%	0.72%	(12.28%)	(12.46%)
2001	936	$9.38	$9.37	$ 8,779	0.8%	1.0% (c)(d)	0.21%	(6.24%)	(6.32%) (a)
VIP IV - Health Care
2002	5,208	$8.36	$8.34	$ 43,534	0.8%	1.0%	0.31%	(17.75%)	(17.91%)
2001	5,214	$10.17	$10.16	$ 52,999	0.8%	1.0% (c)(d)	-	1.65%	1.56 (a)
VIP IV - Financial Services
2002	3,460	$8.56	$8.54	$ 29,623	0.8%	1.0%	1.11%	(12.12%)	(12.29%)
2001	2,444	$9.74	$9.74	$ 23,808	0.8%	1.0% (c)(d)	0.40%	(2.56%)	(2.64%) (a)
VIP IV - Cyclical Industries
2002	692	$8.06	$8.04	$ 5,579	0.8%	1.0%	0.10%	(20.32%)	(20.48%)
2001	675	$10.12	$10.11	$ 6,830	0.8%	1.0% (c)(d)	-	1.17%	1.08% (a)
VIP IV - Consumer Industries
2002	1,122	$8.12	$8.10	$ 9,103	0.8%	1.0%	0.06%	(17.03%)	(17.19%)
2001	480	$9.79	$9.78	$ 4,701	0.8%	1.0% (c)(d)	-	(2.15%)	(2.23%) (a)
UIF - Emerging Markets Equity
2002	4,599	$7.42	$7.37	$ 34,108	0.8%	1.0%	-	(9.63%)	(9.81%)
2001	3,390	$8.21	$8.17	$ 27,827	0.8%	1.0%	-	(7.24%)	(7.43%)
UIF - Emerging Markets Debt
2002	2,579	$12.49	$12.40	$ 32,177	0.8%	1.0%	7.96%	8.35%	8.13%
2001	945	$11.53	$11.47	$ 10,881	0.8%	1.0%	10.04%	9.21%	8.99%
UIF - Global Value Equity
2002	3,470	$10.02	$9.95	$ 34,728	0.8%	1.0%	1.35%	(17.53%)	(17.70%)
2001	2,144	$12.15	$12.09	$ 26,028	0.8%	1.0%	1.26%	(7.79%)	(7.98%)
UIF - International Magnum
2002	3,420	$7.59	$7.54	$ 25,928	0.8%	1.0%	1.33%	(17.48%)	(17.65%)
2001	1,204	$9.20	$9.15	$ 11,067	0.8%	1.0%	0.46%	(19.94%)	(20.10%)

Annual Report

6. Unit Values - continued

		Unit value			Ratio of expenses to average net assets (b)			Total Return
	Units (000s)	RR	IA	Net assets (000s)	RR	IA	Ratio of gross investment income to average net assets (e)	RR	IA
PBHG - Growth II
2002	6,490	$7.22	$7.16	$ 46,809	0.8%	1.0%	-	(30.99%)	(31.12%)
2001	9,187	$10.46	$10.40	$ 96,029	0.8%	1.0%	-	(40.95%)	(41.07%)
PBHG - Small Cap Value
2002	17,673	$12.82	$12.72	$ 226,285	0.8%	1.0%	-	(31.66%)	(31.80%)
2001	21,623	$18.76	$18.66	$ 405,302	0.8%	1.0%	0.11%	5.21%	5.00%
PBHG - Select Value
2002	9,265	$13.31	$13.22	$ 123,189	0.8%	1.0%	0.85%	(25.67%)	(25.82%)
2001	16,878	$17.91	$17.82	$ 302,029	0.8%	1.0%	0.37%	0.90%	0.70%
PBHG - Tech & Comm
2002	25,444	$5.32	$5.28	$ 135,352	0.8%	1.0%	-	(54.36%)	(54.45%)
2001	32,181	$11.66	$11.60	$ 375,082	0.8%	1.0%	-	(52.70%)	(52.80%)
PBHG - Select 20
2002	12,626	$10.89	$10.81	$ 137,399	0.8%	1.0%	-	(31.89%)	(32.02%)
2001	17,024	$15.98	$15.90	$ 272,002	0.8%	1.0%	-	(36.68%)	(36.81%)
SVIF - Mid Cap Growth Fund II
2002	9,116	$8.86	$8.79	$ 80,697	0.8%	1.0%	-	(38.05%)	(38.17%)
2001	11,122	$14.30	$14.22	$ 158,957	0.8%	1.0%	-	(31.33%)	(31.47%)
SVIF - Opportunity Fund II
2002	7,958	$11.21	$11.13	$ 89,169	0.8%	1.0%	0.37%	(27.40%)	(27.55%)
2001	8,229	$15.45	$15.37	$ 127,060	0.8%	1.0%	0.42%	(4.48%)	(4.67%)
CST - Small Cap Growth
2002	5,188	$7.33	$7.28	$ 38,010	0.8%	1.0%	-	(34.22%)	(34.36%)
2001	6,492	$11.15	$11.09	$ 72,334	0.8%	1.0%	-	(16.69%)	(16.85%)
CST - International Focus
2002	1,565	$7.08	$7.03	$ 11,075	0.8%	1.0%	-	(20.55%)	(20.71%)
2001	1,840	$8.91	$8.87	$ 16,395	0.8%	1.0%	-	(22.90%)	(23.06%)
CST - Global Post-Venture Capital
2002	1,241	$6.53	$6.49	$ 8,105	0.8%	1.0%	-	(34.68%)	(34.82%)
2001	1,699	$10.00	$9.95	$ 16,983	0.8%	1.0%	-	(29.21%)	(29.35%)

(a) These portfolios commenced operations on July 30, 2001. Performance not annualized for periods less than a year.

(b) For the year ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

(c) These portfolios impose a 1.0% short-term redemption fee on interests held in the corresponding subaccount less than 60 days.

(d) Annualized.

(e) Recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying investment companies in which the Account invests.

Annual Report

Report of Independent Accountants

To the Board of Directors of Fidelity Investments Life Insurance Company and the Contractholders of Fidelity Investments Variable Annuity Account I of Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Fidelity Investments Variable Annuity Account I of Fidelity Investments Life Insurance Company at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fidelity Investments Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 2003

Annual Report

(Fidelity_Logo)(Fidelity_Investments_Life_Insurance_Company)(Registered Trademark)

Fidelity Retirement Reserves (policy form NRR-96100), Fidelity Variable Annuity and Fidelity Income Advantage (policy form FVIA-92100) are issued by Fidelity Investments Life Insurance Company.

Fidelity Brokerage Services LLC, member NYSE, SIPC, Fidelity Insurance Agency, Inc., Fidelity Investments Insurance
Agency of Texas, Inc. and Fidelity Investments Institutional Services Company, Inc. are the distributors.

82 Devonshire Street, Boston, MA 02109

N.NRR/FIA-ANN-0203
1.540223.105

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2002, 2001 and 2000

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR Corp.) and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

January 17, 2003

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

December 31, 2002 and 2001

ASSETS	2002	2001

Investments:
Debt securities, available for sale, at fair value (amortized
cost of $556,232 in 2002 and $418,211 in 2001)	$587,515	$429,506
Equity securities, at fair value (cost of $387 in 2002 and $147 in 2001)	385	150
Policy loans	194	179

Total investments	588,094	429,835

Cash and cash equivalents	12,119	6,766
Accrued investment income	9,609	7,300
Deferred policy acquisition costs	47,990	38,843
Reinsurance deposit and receivables	592,494	96,516
Other assets	6,192	10,151
Net deferred tax asset	18,345	32,752
Separate account assets	10,031,237	12,786,444

Total assets	$11,306,080	$13,408,607

LIABILITIES

Future contract and policy benefits	$188,769	$92,289
Contractholder deposit funds	587,378	86,904
Other liabilities and accrued expenses	10,968	9,648
Income taxes payable	3,033	4,931
Payable to parent and affiliates	6,302	8,986
Separate account liabilities	10,031,237	12,786,444

Total liabilities	10,827,687	12,989,202

Commitments and contingencies (Note 9)

STOCKHOLDER'S EQUITY

Common stock, par value $10 per share - 1,000,000 shares authorized;
300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	68,048	68,048
Accumulated other comprehensive income	19,740	7,288
Retained earnings	387,605	341,069

Total stockholder's equity	478,393	419,405

Total liabilities and stockholder's equity	$11,306,080	$13,408,607

The accompanying notes are an integral part of the consolidated financial statements.
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(in thousands)

for the years ended December 31, 2002, 2001 and 2000

	2002	2001	2000

Revenues:
Fees charged to contractholders	$96,057	$109,585	$132,335
Net investment income	27,768	26,674	19,644
Interest on reinsurance deposit	16,793	1,544	678
Fund administration fees	5,026	7,466	13,940
Net realized investment gains (losses)	484	(2,857)	(3,523)
Premiums	5,175	5,819	4,198

Total Revenue	151,303	148,231	167,272

Benefits and expenses:
Underwriting, acquisition and insurance expenses (1)	58,134	60,212	57,399
Contract and policy benefits and expenses	28,803	7,721	7,551

Total benefits and expenses	86,937	67,933	64,950

Income before income taxes	64,366	80,298	102,322

Income tax expense	17,830	24,762	7,769

Net income	46,536	55,536	94,553

Other comprehensive income, before tax:
Unrealized gains on securities:
Net unrealized holding gains	19,944	5,408	7,025
Reclassification adjustment for net realized (gains) losses
included in net income	(484)	2,857	3,523
Provision for income taxes related to items of other
comprehensive income	(7,008)	(2,919)	(3,816)

Other comprehensive income, net of tax	12,452	5,346	6,732

Comprehensive income	$58,988	$60,882	$101,285

(1) Includes affiliated party transactions (Note 6)

The accompanying notes are an integral part of the consolidated financial statements.
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)

for the years ended December 31, 2002, 2001 and 2000

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income (Loss)	Earnings	Equity

Balance at December 31, 1999	$3,000	$68,048	$(4,790)	$190,980	$257,238

Comprehensive income:
Net income				94,553	94,553
Other comprehensive income			6,732		6,732

Balance at December 31, 2000	3,000	68,048	1,942	285,533	358,523

Comprehensive income:
Net income				55,536	55,536
Other comprehensive income			5,346		5,346

Balance at December 31, 2001	3,000	68,048	7,288	341,069	419,405

Comprehensive income:
Net income				46,536	46,536
Other comprehensive income			12,452		12,452

Balance at December 31, 2002	$3,000	$68,048	$19,740	$387,605	$478,393

The accompanying notes are an integral part of the consolidated financial statements.
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

for the years ended December 31, 2002, 2001 and 2000

	2002	2001	2000

Cash flows from operating activities:
Net income	$46,536	$55,536	$94,553
Adjustments to reconcile net income to net cash provided
by operating activities:
Amortization and depreciation	3,053	1,595	1,233
Realized (gains) losses on investments	(484)	2,857	3,523
Provision for deferred taxes	7,399	2,548	(6,367)
Addition to deferred policy acquisition costs,
net of amortization	(9,670)	(5,267)	(6,328)
Changes in assets and liabilities:
Accrued investment income	(2,309)	(1,593)	(1,039)
Future contract and policy benefits, net	20,277	9,617	6,434
Payable to parent and affiliates, net	(2,684)	(1,320)	7,041
Income taxes	(1,898)	11,194	(16,823)
Other assets and other liabilities, net	7,338	(3,435)	494

Net cash provided by operating activities	67,558	71,732	82,721

Cash flows from investing activities:
Purchase of debt securities	(306,660)	(267,291)	(149,546)
Purchase of equity securities	(565)	(540)	-
Proceeds from sales of debt securities	135,255	148,380	75,760
Proceeds from maturities of debt securities	31,620	3,175	14,690
Proceeds from sales of equity securities	304	420	-
Change in policy loans	(15)	(93)	56
Capital expenditures	(1,545)	(684)	(880)

Net cash used for investing activities	(141,606)	(116,633)	(59,920)

Cash flows from financing activities:
Deposits credited to variable annuity contracts	865,401	1,738,369	2,391,192
Deposits credited to fixed annuity contracts	389,493	8,289	-
Withdrawals from variable annuity contracts	(671,668)	(1,666,559)	(2,367,828)
Withdrawals from fixed annuity contracts	(24,060)	(68)	-
Payments to reinsurers, net	(478,468)	(59,234)	(25,328)
(Decrease) increase in cash overdraft	(1,297)	1,297	-

Net cash provided by (used for) financing activities	79,401	22,094	(1,964)

Net increase (decrease) in cash and cash equivalents	5,353	(22,807)	20,837

Cash and cash equivalents:
Beginning of year	6,766	29,573	8,736

End of year	$12,119	$6,766	$29,573

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Nature of Operations:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company (FILI), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company (EFILI), a wholly-owned insurance company operating exclusively in the State of New York (collectively, the "Company"). All intercompany transactions have been eliminated in consolidation.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Account I, also a separate account of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the Variable Insurance Products Fund IV, the Universal Institutional Funds, the PBHG Insurance Series Funds, the Strong Variable Insurance Funds and the Credit Suisse Trust Funds. The assets of the Variable Life Account I are invested in certain portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II. The invested assets are reported at the net asset value of such portfolios.

The Company offers a term life insurance product with level premium paying periods of five, ten, fifteen and twenty years. In 2001, FILI began offering a fixed immediate annuity product with guaranteed income for life or period certain.

2. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain prior year balances have been reclassified to conform with current year presentation.

Investments

Investments in debt and equity securities available for sale are reported at fair value. Fair values are derived from external market quotations. Debt and equity securities that experience declines in fair value that are other than temporary are considered impaired and are written down to fair value with a corresponding charge to net income. Unrealized gains or losses on debt and equity securities are

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED

2. Summary of Significant Accounting Policies (continued):

reported as other comprehensive income. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, it is impracticable to determine the fair value of policy loans.

Investment income is recognized on the accrual basis. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents represent amounts in demand deposit accounts and money market mutual funds and are reported at fair value. Money market mutual funds used to fund long-term investments and to meet operating cash requirements were $11,512,000 and $6,423,000 at December 31, 2002 and 2001, respectively. Cash overdrafts included in other liabilities and accrued expenses were $0 and $1,297,000 at December 31, 2002 and December 31, 2001, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contractholders and are reported at fair value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contractholders include mortality and expense risk, administrative charges and surrender charges for variable annuity and life contractholders and also include the cost of providing insurance protection for variable life contractholders. Fund administration fees represent administrative fees charged to investment managers. Premiums for term life insurance products are recognized as revenues over the premium-paying period.

Interest accretion on the reinsurance deposit is recognized over the lives of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits are liabilities for fixed annuity and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

2. Summary of Significant Accounting Policies (continued):

Future contract benefits for annuity products are computed using interest rates ranging from 1% to 7.9%. The liabilities for future policy benefits for traditional life insurance products are computed using the net level premium reserve method and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

Contractholder Deposit Funds

Contractholder deposit funds consist of annuity deposits received from customers for the fixed income annuity product and for the fixed portion of the variable income annuity product.

Reinsurance Deposit and Receivables

The Company reinsures certain of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company is contingently liable for claims reinsured. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Reinsurance deposits and receivables are primarily with a highly rated single reinsurer.

Deferred Policy Acquisition Costs

The costs of acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 6 - "Affiliated Company Transactions", and certain insurance expenses for traditional life policy issue and underwriting. These deferred policy acquisition costs (DAC) are being amortized over the lifetime of the policies.

The amortization process requires the use of various assumptions, estimates and judgment about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on FILI's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margin or gross profits to amortize the remaining DAC balances.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 9% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return is developed such that the combination of actual and projected return equals the long term return. The Company limits the projected return to no greater than 13% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED

2. Summary of Significant Accounting Policies (continued):

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

Income Taxes

FILI files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate-company basis.

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values and methods used to estimate fair values of financial instruments are disclosed throughout the Notes to Consolidated Financial Statements.

The balance sheet captions, "Future Contract and Policy Benefits" and "Contractholder Deposit Funds" include investment type insurance contracts (i.e., fixed immediate annuity contracts and the fixed portion of the variable annuity contracts). The fair value of these investment contracts is approximately $23,794,000 higher than the balance recorded in the financial statements based on expected current offering interest rates versus contract rates. Similarly, the fair value of the reinsurance contracts supporting these liabilities (included in "Reinsurance Deposit and Receivable") is approximately $23,473,000 higher than the balance recorded in the financial statements, also based on expected current offering interest rates versus contract rates.

New Accounting Pronouncements

On January 1, 2001, Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (Statement No. 133), which establishes accounting and reporting standards for derivative instruments, became effective. Statement No. 133 did not have an impact on the results of operations or financial position.

3. Investments:

The components of net investment income were as follows:

	\\\\\\\\\\\\\\\\\\\\\\	Years Ended December 31,
		2002	2001	2000
		(in thousands)
Debt securities		$29,182	$24,484	$18,680
Cash and cash equivalents		695	1,576	2,307
Other income		73	2,530	136
Total investment income		29,950	28,590	21,123
Less: Investment expenses		2,182	1,916	1,479
Net investment income		$27,768	$26,674	$19,644

Gross realized gains were $0, $90,000 and $0 and gross realized losses were $0, $24,000 and $66,000 in 2002, 2001 and 2000, respectively, from the sale of other investments. Gross realized gains and losses from the voluntary sale of debt and equity securities were as follows:

	\\\\\\\\\\\\\\\\\\\\\	Years Ended December 31,
		2002	2001	2000
		(in thousands)
Debt securities:
Gross realized gains		$4,791	$3,052	$1,125
Gross realized losses		$3,902	$1,182	$4,582
Equity securities:
Gross realized gains		$4	$28	-
Gross realized losses		$26	-	-

Realized investment losses as a result of impairments in the value of investments were approximately $383,000, $4,821,000, and $0 in 2002, 2001, and 2000, respectively. The net fair value of non-income producing debt securities was approximately $2,736,000 as of December 31, 2002. The amount of interest foregone by non-income producing securities was approximately $395,000 for the year ended December 31, 2002.

Net unrealized investment (losses) gains on securities available-for-sale, carried at fair value, and the related impact on DAC and deferred income taxes, for the year ended December 31, were as follows:

	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	2002	2001	2000
Debt securities		$31,283	$11,295	$3,083
Equity securities		(2)	3	-
Other investments		-	-	(50)
DAC		(523)	-	-
Deferred income tax expense		(11,018)	(4,010)	(1,091)
		$19,740	$7,288	$1,942

3. Investments (continued):

The amortized cost and fair value of debt securities, by type of issuer, and equity securities were as follows:

	\\\\\\\\\\\\\\\\\	December 31, 2002
			Gross	Gross
		Amortized	Unrealized	Unrealized	Fair
		Cost	Gains	Losses	Value
		(in thousands)
U.S. Treasury securities and other
U.S. Government corporations and
agencies		$159,807	$ 8,036	$(6)	$167,87
Corporate debt securities		391,478	23,985	(1,159)	414,304
Loan-backed bonds and structured
securities		4,947	427	-	5,374
Total debt securities		$556,232	$32,448	$(1,165)	$587,515
Equity securities		$ 387	$ 1	$ (3)	$ 385

	\\\\\\\\\\\\\\\\\	December 31, 2002
			Gross	Gross
		Amortized	Unrealized	Unrealized	Fair
		Cost	Gains	Losses	Value
		(in thousands)
U.S. Treasury securities and other
U.S. Government corporations and
agencies		$26,181	$825	$(18)	$26,988
Corporate debt securities		385,060	11,926	(1,734)	395,252
Loan-backed bonds and structured
securities		6,970	296	-	7,266
Total debt securities		$418,211	$13,047	$(1,752)	$429,506
Equity securities		$ 147	$ 3	$ -	$ 150

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED

3. Investments (continued):

The amortized cost and fair value of debt securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	\\\\\\\\\\\\\\\\\\\\\\\\	Amortized	Fair
		Cost	Value
		(in thousands)
Due in 1 year or less		$38,771	$39,207
Due after 1 year through 5 years		375,996	396,978
Due after 5 years through 10 years		114,257	121,633
Due after 10 years		22,261	24,323
Loan-backed bonds and structured securities		4,947	5,374
		$556,232	$587,515

There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

4. Income Taxes:

The components of the provision for income taxes attributable to operations were as follows:

	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Years Ended December 31,
		2002	2001	2000
		(in thousands)

Current:
Federal		$10,277	$22,148	$13,406
State		154	66	730
Current:
Federal		5,997	1,956	(6,509)
State		1,402	592	142
Provision for income taxes		$17,830	$24,762	$7,769

4. Income Taxes (continued):

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets were as follows:

	December 31
	2002	\\\\\\\\\\\\\	2001
	(in thousands)

Deferred policy acquisition costs
Deferred policy acquisition costs	$19,056		$26,095
Contractholder reserves	4,705		9,045
Deferred revenue	4,260		-
Unrealized gain on securities available for sale	(11,225)		(4,010)
Other, net	1,549		1,622
Net deferred tax asset	$18,345		$32,752

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset.

The statute of limitations on the Company's federal income tax returns is open for the taxable years ended December 31, 1999 and thereafter. In management's opinion, adequate tax liabilities have been established for all years.

Income taxes were 27.7%, 30.8%, and 7.6% of pretax earnings in 2002, 2001 and 2000, respectively. The effective tax rates differed from the federal statutory income tax rate of 35% primarily due to dividends received deductions, foreign tax credits and state taxes. The effective tax rate in 2000 was lower than other years principally due to the tax benefit of dividends received deductions from prior years.

FILI paid federal and state income taxes of $12,329,000, $11,176,000, and $30,782,000 in 2002, 2001 and 2000, respectively. Intercompany tax balances are settled within 30 days of the actual tax payments.

5. Stockholder's Equity and Dividend Restrictions:

Generally, the net assets of the Company available for transfer to FMR Corp. are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the next preceding December 31. No dividends have been paid or declared.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED

5. Stockholder's Equity and Dividend Restrictions (continued):

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Years Ended December 31,
		2002	2001	2000
		(in thousands)
Statutory net income		$46,610	$44,381	$85,683
Statutory capital stock and surplus		$387,084	$342,337	$289,840

The National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The State of Utah Insurance Department adopted the Codification guidance, effective January 1, 2001. The effect of adoption on the Company's statutory surplus was an increase of $6,363,000 as of January 1, 2001, primarily the result of recording a deferred tax asset.

6. Affiliated Company Transactions:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR Corp. FILI and EFILI have agreements with FIA under which FILI pays FIA first-year sales compensation of $50 per deferred and immediate annuity contract and renewal sales compensation of 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company also pays FIA 2.5% of the payments received for its fixed immediate annuity. The Company compensated FIA in the amount of $23,266,000, $19,154,000, and $22,082,000 in 2002, 2001 and 2000, respectively.

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company received $4,263,000, $2,226,000, and $1,914,000 in 2002, 2001 and 2000, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company has an agreement with Fidelity Management Trust Company (FMTC) under which FMTC provides investment management and advisory services to the Company. The Company paid FMTC $887,000, $801,000, and $621,000 in 2002, 2001 and 2000, respectively, for such services.

The Company has an administrative services agreement with FMR Corp. and its subsidiaries whereby certain administrative and special services are provided for the Company. The Company paid FMR Corp. and its subsidiaries $12,272,000, $11,334,000, and $9,592,000 in 2002, 2001 and 2000, respectively, for such services.

FMR Corp. maintains a noncontributory trusteed defined benefit pension plan covering substantially all eligible Company employees. The benefits earned are based on years of service and the employees' compensation during the last five years of employment. FMR Corp.'s policy for the plan is to fund the

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED

6. Affiliated Company Transactions (continued):

maximum amount deductible for income tax purposes, and to charge each subsidiary for its share of such contributions. Pension costs of $658,000, $580,000, and $469,000 were charged to the Company in 2002, 2001 and 2000, respectively.

FMR Corp. sponsors a trusteed Profit-Sharing Plan and a contributory 401(k) Thrift Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR Corp. annually for the Profit-Sharing Plan and monthly for the 401(k) Thrift Plan. FMR Corp.'s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The cost charged to the Company for these plans amounted to $1,889,000, $1,605,000, and $1,392,000 in 2002, 2001 and 2000, respectively.

The Company participates in various FMR Corp. stock-based compensatory plans. The compensation is based on the change in the net asset value of FMR Corp. common stock, as defined. The aggregate expenses related to these plans charged to the Company were $1,859,000, $1,409,000, and $2,289,000 in 2002, 2001 and 2000, respectively.

7. Underwriting, Acquisition and Insurance Expenses:

Underwriting, acquisition and insurance expenses were as follows:

	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Years Ended December 31,
		2002	2001	2000
		(in thousands)
Commissions, gross		$23,456	$19,342	$22,269
Compensation and benefits		25,907	23,527	21,679
Capitalization of deferred policy
acquisition costs		(13,955)	(8,127)	(8,733)
Amortization of deferred policy
acquisition costs		4,285	2,860	2,405
Taxes, licenses and fees		1,955	1,975	1,982
General insurance expenses		16,486	20,635	17,797
		$58,134	$60,212	$57,399

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2002, 2001 and 2000, the Company adjusted amortization by $1,301,000, $149,000, and $(652,000) respectively, to reflect actual experience for investment performance, persistency and inflation assumptions. This adjustment has been reflected in amortization expense.

8. Reinsurance:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed.

The Company has entered into two 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset, and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts is accounted for as a deposit liability, and is recorded in contractholder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance of 2.5% of premiums and an annual allowance of a percentage of assets. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

Total deposit assets held with two highly rated reinsurers at December 31, 2002 were $575,567,000 and deposit liabilities were $587,378,000 at December 31, 2002. The revenue included in Interest on Reinsurance Deposit was $16,793,000, and the related expense included in Contract and Policy Benefits was $14,243,000 in 2002. Amounts were not material in 2001 for these agreements.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	2002	2001	2000
	(in thousands)
Direct life premiums	$12,458	$11,646	$8,656
Reinsurance ceded	(7,283)	(5,827)	(4,458)
Net life premiums	$5,175	$5,819	$4,198
Direct contract and policy benefits	$75,991	$20,246	$11,418
Reinsurance ceded	(47,188)	(12,525)	(3,867)
Net contract and policy benefits	$28,803	$7,721	$7,551

9. Commitments and Contingencies:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity.

Terrorist Attacks of September 11, 2001

The Company incurred net losses of $200,000 related to the events of September 11, 2001. The losses were the result of two term life claims with gross benefits paid of $1,250,000 offset by reinsurance recoveries of $1,050,000. The Company does not expect other losses associated with the events of September 11th.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a) Financial Statements included in Part B

The following financial statements of Fidelity Investments Variable Annuity Account I and of Fidelity Investments Life Insurance Company are filed in Part B. (Note 5)

Statement of Assets and Liabilities for Fidelity Investments Variable Annuity Account I as of December 31, 2002. (Note 5)

Statements of Operations and Changes in Net Assets for Fidelity Investments Variable Annuity Account I for Years Ended December 31, 2002 and 2001. (Note 5)

Report of PricewaterhouseCoopers LLP on the Financial Statements of Fidelity Investments Variable Annuity Account I. (Note 5)

Balance Sheets of Fidelity Investments Life Insurance Company as of December 31, 2002 and 2001. (Note 5)

Consolidated Statements of Income for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2002, 2001 and 2000. (Note 5)

Consolidated Statements of Changes in Stockholder's Equity for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2002, 2001 and 2000. (Note 5)

Consolidated Statements of Cash Flows for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2002, 2001 and 2000. (Note 5)

Report of PricewaterhouseCoopers LLP on Financial Statements of Fidelity Investments Life Insurance Company. (Note 5)

There are no financial statements included in Part A, other than Accumulation Unit Values.

b) Exhibits

(1) Resolution of Board of Directors of Fidelity Investments Life Insurance Company ("Fidelity Investments Life") establishing the Fidelity Investments Variable Annuity Account I. (Note 1)

(2) Not Applicable.

(3)(a) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC (Note 1)

(b) Commission Schedule. (Note 1)

(4)(a) Specimen Variable Annuity Contract. (Note 1)

(b) Specimen Variable Annuity Contract for Use with Sponsored Arrangements. (Note 1)

(c) Endorsement for Qualified Contracts. (Note 1)

(5)(a) Application for Variable Annuity Contract. (Note 1)

(b) Application for Variable Annuity Contract for Use with Sponsored Arrangements. (Note 1)

(6) (a) Articles of Domestication of Fidelity Investments Life. (Note 1)

(b) Amended Bylaws of Fidelity Investments Life. (Note 1)

(7) Not Applicable.

(8)Not Applicable

(9) Opinion and consent of David J. Pearlman, as to the legality of securities being issued. (Note 5).

(10)Written consent of PricewaterhouseCoopers LLP (Note 5)

(11) Not Applicable.

(12) Not Applicable.

(13) Performance Advertising Calculations (Note 1)

(14) (a) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund. (Note 1)

(b) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund II. (Note 1)

(c) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund III. (Note 1)

(d) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV. (Note 1)

(e) Form of Participation Agreement between Fidelity Investments Life and Strong Variable Insurance Funds, Inc. on behalf of the Portfolios, and Strong Opportunity Fund II, Inc., Strong Capital Management, Inc. (the "Adviser"), (Note 3)

(f) Form of Participation Agreement between Fidelity Investments Life and PBHG INSURANCE SERIES FUND, INC. ("FUND"), and PILGRIM BAXTER & ASSOCIATES, LTD. ("ADVISER"). (Note 3)

(g) Form of Participation Agreement between Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (the "Advisers"). (Note 4)

(h) Form of Participation Agreement between Fidelity Investments Life and Warburg, Pincus Trust, (the "Fund"); Warburg, Pincus Counsellors, Inc. (the "Adviser"); and Counsellors Securities Inc. (Note 4)

(i) Form of Distribution Agreement effective as of August 12, 1999 by and among Fidelity Investments Life Insurance Company, Fidelity Brokerage Services LLC. and Pacific Guardian Life Insurance Company, Limited. (Note 6)

(15)Powers of Attorney

(a) Powers of Attorney for Stephen P. Jonas and David C. Weinstein (Note 4)

(b) Power of Attorney for Richard A. Spillane, Jr. (Note 7)

(c) Power of Attorney for Robert Lawrence (Note 7)

(d) Power of Attorney for Melanie A. Calzetti-Sphar (Note 8)

(e) Power of Attorney for Joseph F. Hope III (Note 8)

(Note 1) Incorporated by reference from Post-Effective Amendment No. 10 to this Registration Statement filed on April 26, 1996.

(Note 2) Incorporated by reference from Post-Effective Amendment No. 12 to this Registration Statement filed electronically on August 29, 1997.

(Note 3) Incorporated by reference from Post-Effective Amendment No. 13 to this Registration Statement filed electronically on April 29, 1998.

(Note 4) Incorporated by reference from Post-Effective Amendment No. 15 to this Registration Statement filed on January 25, 1999.

(Note 5) Filed herein.

(Note 6) Incorporated by reference from Post-Effective Amendment No. 19 to this Registration Statement filed on April 24, 2001.

(Note 7) Incorporated by reference from Post-Effective Amendment No. 20 to this Registration Statement filed on April 26, 2002.

(Note 8) Incorporated by reference from Post-Effective Amendment No. 21 to this Registration Statement filed on April 25, 2003.

Item 25.Directors and Officers of the Depositor

The directors and officers of Fidelity Investments Life are as follows:

Directors of Fidelity Investments Life

EDWARD C. JOHNSON 3d, Director

MELANIE A. CALZETTI-SPAHR, Director

RICHARD A. SPILLANE, JR., Director

JOHN J. REMONDI, Director

STEPHEN P. JONAS, Director

ROBERT LAWRENCE, Director

DAVID C. WEINSTEIN, Director

Executive Officers Who Are Not Directors

JOSEPH F. HOPE III, Treasurer

DAVID J. PEARLMAN, Vice President, Senior Legal Counsel and Secretary

The principal business address of all persons listed in Item 25 is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

Item 27. Number of Contract Owners.

On January 25, 2003, there were 13,529 Qualified Contracts and 131,243 Non-qualified Contracts.

Item 28. Indemnification

FMR Corp. and its subsidiaries own a directors' and officers' liability reimbursement contract (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Ellyn A. McColgan	Director
	Leonard Stecklow	Director
	Jeffrey S. Wallace	Chief Financial Officer
	Ellyn A. McColgan	President
	David F. Denison	Executive Vice President
	Tracey E. Esherick	Executive Vice President, On-Line Brokerage
	Raymond J. Marcinowski	Executive Vice President
	Edward L. McCartney	Executive Vice President, Telephone Sales and
Operations
	Leonard Stecklow	Executive Vice President
	Stephen J. Phillips	Senior Vice President
	Thomas Cmejla	Vice President, Real Estate
	Dean E. Loveridge	Vice President, Risk Operations
	Roger T. Servison	Vice President, Electronic Access Membership
	Jeffrey S. Wallace	Vice President Finance
	Mark Katzelnick	Treasurer
	J. Gregory Wass	Assistant Treasurer
	Jeffrey R. Larsen	Secretary
	Jay Freedman	Assistant Secretary
	Richelle S. Kennedy	Assistant Secretary
	Jeffrey R. Larsen	General Counsel
	Susan Sturdy	Assistant Secretary
	Erica Vaters	Compliance Registered Options Principal

(c) Commissions and other compensation received by principal underwriter.

See Item 24 (b)(3)(b). No compensation was received by the principal underwriter from the registrant or depositor during the registrant's or depositor's last fiscal year.

The address for each person named in Item 29 is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 30. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 82 Devonshire Street, Boston, Massachusetts 02109.

Item 31. Management Services

Not applicable

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it meets the definition of a "separate account" under the federal securitie laws.

(e) Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy ("the contract") offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Fidelity Investments Variable Annuity Account I, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf in the city of Boston and the Commonwealth of Massachusetts, on this 22nd day of September, 2003.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Melanie A. Calzetti-Spahr	Attest:	/s/David J. Pearlman
	Melanie A. Calzetti-Spahr,		David J. Pearlman,
	President		Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of September, 2003.

Signature	Title
/s/Melanie A. Calzetti-Spahr
Melanie A. Calzetti-Spahr	President and Director	)
)
/s/Joseph F. Hope III		)
Joseph F. Hope III	Treasurer	)
)
/s/Edward C. Johnson 3d		)
Edward C. Johnson 3d	Director	)
)
/s/Richard A. Spillane, Jr.		)
Richard A. Spillane, Jr.	Director	) By:	/s/David J. Pearlman
		)	David J. Pearlman
/s/Stephen P. Jonas		)	(Attorney-in-Fact)
Stephen P. Jonas	Director	)
)
/s/John J. Remondi		)
John J. Remondi	Director	)
)
/s/Robert Lawrence		)
Robert Lawrence	Director	)
)
/s/David C. Weinstein		)
David C. Weinstein	Director	)
)